As filed  with  the  Securities  and  Exchange  Commission  on April 26, 2002
                           Registration No. 333-47406

                                    811-10167


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2



                         Post-Effective Amendment No. 2


             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-4 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             1150 SOUTH OLIVE STREET
                              LOS ANGELES, CA 90015
                     (Address of Principal Executive Office)

Name and Address of Agent for Service:          Copies to:
--------------------------------------          ----------
James W. Dederer, Esq.                          Frederick R. Bellamy, Esq.
Executive Vice President, General Counsel       Sutherland, Asbill & Brennan LLP
and Corporate Secretary                         1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life Insurance Company  Washington, D.C.  20004
1150 South Olive Street
Los Angeles, CA 90015

     It is proposed that this filing will become effective:


_____immediately upon filing pursuant to paragraph (b) _X___ On (May 1, 2002)pursuant to paragraph (b)
_____60 days after filing  pursuant to paragraph(a)(1)
_____On  January 15, 2001 pursuant to paragraph  (a)(1)
_____On  (date) pursuant to paragraph (a)(2) of Rule 485


                      Title of securities being registered:
               Flexible Premium Variable Life Insurance Contracts.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consists of ____ pages. The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940

The signatures.

Written consents of the following persons:

     1.    Ernst & Young LLP
     2.     Actuarial Opinion

The following exhibits:

     1.    Exhibit 1
     (Exhibits required by paragraph A of the instructions to Form N-8B-2)

           (1)    Certified  copy of  Resolutions  of the Board of  Directors of the Company of December 6,
                  1996 establishing the Transamerica Occidental Life Separate Account VUL-4. 1/

           (2)    Not Applicable.

           (3)    (a)    Form  of  Distribution  Agreement  between  Transamerica  Securities  Sales
                         Corporation and Transamerica Occidental Life Insurance Company. 1/

                  (b)    Form of Sales Agreement between  Transamerica Life Companies,  Transamerica
                         Securities Sales Corporation and Broker-Dealers 1/


           (4)    Not Applicable.

           (5)    Forms of Policy and Policy riders. 1/

           (6)    Organizational documents of the Company, as amended. 1/ 4/

           (7)    Not Applicable.

           (8)    Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                  (a) re The Alger American Fund 1/
                   (b) re Alliance Variable Products Series Fund, Inc. 1/
                   (c) re Dreyfus Variable Investment Fund 1/
                   (d) re Janus Aspen Series 1/
                   (e) re MFS Variable Insurance Trust 1/
                   (f) re Morgan Stanley Universal Funds, Inc. 1/
                   (g) re OCC Accumulation Trust 1/
                   (h) re Transamerica Variable Insurance Fund, Inc. 1/ 4/
                  (i) re  PIMCO Variable Insurance Trust 1/
                  (j) re Franklin Templeton 4/
                  (k) re WRL Series 3/ 4/

           (9)    Administrative Agreements.

           (10)   Form of Application. 1/

           (11)   Issuance, Transfer and Redemption Procedures Memorandum. 1/

           (12)   Financial Data Schedule.

     2.    Form of Policy and Policy riders are included in Exhibit 1 above.

     3.    Opinion of Counsel. 1/

     4.    Not Applicable.

     5.    Not Applicable.

     6.    Actuarial Consent  1/


     7.    Consent of Independent Accountants 2/ 4/ 5/

     8.    Powers of Attorney 1/ 4/ 5/


     1/     Incorporated  herein by reference to the initial filing of this  Registration  Statement (File No.  333-47406) on
           October 5, 2000.


     2/    Incorporated  herein by  reference to  Pre-Effective  Amendment  No. 1 of this  Registration  Statement  (File No.
           333-47406) on January 8, 2001.

     3/    Incorporated  herein by reference to  Post-Effective  Amendment  No. 1 of PFL Life Variable  Annuity  Account A on
           Form N-4 File No. 333-26209 (Filed April 29, 1998).


     4/    Incorporated  herein by reference to  Post-Effective  Amendment  No. 1 of this  Registration  Statement  (File No.
           333-47406) on April 26, 2001.

     5/    Filed herewith.



                                                              Part II

Undertaking To File Reports
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

 Statement with Respect to Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Representations Pursuant to Section 26(e) of the Investment Company Act of 1940 Transamerica hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.



                                                    SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company certifies that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 26th day of April, 2002.

               Transamerica Occidental Life Separate Account VUL-4
                                  (Registrant)

(SEAL)






Attest:___________________________       By:__________________________________
(Title)  SEC Filing Coordinator               (Name)  William M. Hurst
                                             (Title)  Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, Transamerica Occidental Life Insurance Company has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and the State of California, on the 26th day of April 2002.


                 Transamerica Occidental Life Insurance Company

(SEAL)



Attest:___________________________       By:___________________________________
(Title)  SEC Filing Coordinator               (Name)   William M. Hurst
                                              (Title)  Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signatures                                  Titles                                      Date
Ron F. Wagley*                      ___________________________                          April 26, 2002
                                    President  and Director
Brenda K. Clancy*                   ___________________________                            April 26, 2002
                                    Director and Senior Vice President
Douglas C. Kolsrud*                 __________________________                            April 26, 2002
                                    Director and  Senior Vice President
Diane Meiners*                      __________________________                            April 26, 2002
                                     Director
Craig D. Vermie*                    _________________________                            April 26, 2002
                                     Director, Vice President and Counsel


__________________________  On   April 26, 2002 as Attorney-in-Fact pursuant to
*By: William M. Hurst       powers of attorney filed herewith.

                                 PROSPECTUS FOR

                              TRANSSURVIVORSM LIFE
                        VARIABLE UNIVERSAL LIFE INSURANCE

    A Flexible Premium Joint and Last Survivor Variable Life Insurance Policy

                                    Issued By

                 Transamerica Occidental Life Insurance Company

              Offering 31 Sub-Accounts Under Separate Account VUL-4

                         In Addition to a Fixed Account

                     Portfolios Associated with Sub-Accounts


                   AEGON/Transamerica Capital Guardian Global
                    AEGON/Transamerica Capital Guardian Value
                 AEGON/Transamerica Federated Growth and Income
                     AEGON/Transamerica Transamerica Equity
                  AEGON/Transamerica Transamerica Money Market
                  AEGON/Transamerica Van Kampen Emerging Growth
                         Alger American Income & Growth
                     Alliance VP Growth and Income - Class B
                      Alliance VP Premier Growth - Class B
                  Dreyfus Investment Portfolios - MidCap Stock
                           Portfolio - Initial Shares
       The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
   Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares
     Dreyfus Variable Investment Fund - Small Cap Portfolio - Initial Shares
                 Fidelity VIP Contrafund(R) Portfolio - Service
                                     Class 2
             Fidelity VIP Equity Income Portfolio - Service Class 2
               Fidelity VIP Index 500 Portfolio - Service Class 2
                        Franklin Small Cap Fund - Class 2
               Franklin Small Cap Value Securities Fund - Class 2
                  Franklin Technology Securities Fund - Class 2
                  Janus Aspen Series Balanced - Service Shares
              Janus Aspen Series Worldwide Growth - Service Shares
                          MFS(R) Emerging Growth Series
                          MFS(R) Investors Trust Series
                             MFS(R) Research Series
                   Miller Anderson UIF Core Plus Fixed Income
                         Miller Anderson UIF High Yield
                         OCC Accumulation Trust Managed
                        OCC Accumulation Trust Small Cap
               PIMCO VIT StocksPLUS Growth & Income - Admin Class
                     Van Kampen UIF Emerging Markets Equity
                       Van Kampen UIF International Magnum

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file other information regarding registrants that file electronically with the Commission.

Please note that the policies and the portfolios are not guaranteed to achieve their goals and are subject to risks, including possible loss of amount invested. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectus for the portfolios.

Neither the SEC nor the state securities commission have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                 Transamerica Occidental Life Insurance Company
                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com

                                   May 1, 2002

                                TABLE OF CONTENTS

DEFINITIONS...............................................................................................  4
SUMMARY    6
TABLES OF FEES AND EXPENSES...............................................................................  8
TABLE OF SEPARATE ACCOUNT INVESTMENT OPTIONS AND INVESTMENT ADVISERS...................................... 16
DESCRIPTION OF TRANSAMERICA, THE SEPARATE ACCOUNT
         AND THE PORTFOLIOS............................................................................... 16
         Transamerica Occidental Life Insurance Company................................................... 16
         Insurance Marketplace Standards Association...................................................... 16
         The Separate Account............................................................................. 16
         The Portfolios................................................................................... 17
         Portfolios Not Publicly Available................................................................ 19
CHARGES AND DEDUCTIONS.................................................................................... 19
         Administrative Charge............................................................................ 19
         Surrender Penalty................................................................................ 20
         Allocation Change Charge......................................................................... 20
         Monthly Deductions Allocation Change Charge......................................................
         Transfer Fee..................................................................................... 20
         Additional Illustrations......................................................................... 20
         Accelerated Death Benefit Rider.................................................................. 21
         Mortality and Expense Risk Charge................................................................ 21
         Monthly Deduction................................................................................ 22
         Reinstatement Interest Charges................................................................... 22
         Portfolio Expenses............................................................................... 22
         Possible Tax Charge.............................................................................. 22
         Sales in Special Situations......................................................................
THE POLICY................................................................................................ 22
         Owner............................................................................................ 22
         Beneficiary...................................................................................... 23
         Application for a Policy......................................................................... 23
         Minimum Initial Face Amount...................................................................... 24
         Effective Date of Coverage....................................................................... 24
         Policy Date...................................................................................... 24
         Backdating a Policy.............................................................................. 25
         Reallocation Date................................................................................ 25
         Free Look Period................................................................................. 25
         Transfers........................................................................................ 25
         Other Restrictions on Transfers.................................................................. 26
         Dollar Cost Averaging or DCA..................................................................... 26
         Automatic Account Rebalancing or AAR............................................................. 27
         Telephone Access Privilege....................................................................... 28
         Guaranteed Exchange Option....................................................................... 28
         Option to Split The Policy....................................................................... 30
DEATH BENEFIT............................................................................................. 32
         Proof of Death................................................................................... 32
         Death Benefit Options............................................................................ 32
         Transfers After Survivor's Death................................................................. 34
         Settlement Provisions............................................................................ 34
         Simultaneous Deaths of the Joint Insureds........................................................ 34
         Option to Change the Face Amount................................................................. 34
PREMIUMS  34
         Premium Qualification Credit..................................................................... 35
         Premium Limitation............................................................................... 36
         Continuation of Insurance........................................................................ 36
         Automatic Premium Loan Endorsement............................................................... 36
ALLOCATION OF NET PREMIUMS................................................................................ 36
         Initial Premium.................................................................................. 37
         Subsequent Premiums.............................................................................. 37
         Crediting of Net Premiums Before Reallocation Date............................................... 37
UNIT AND UNIT VALUES...................................................................................... 37
         Valuation of Units............................................................................... 37
         Unit Values...................................................................................... 38
ACCUMULATION VALUE........................................................................................ 38
         Determination of Accumulation Value.............................................................. 38
         Sub-Accounts..................................................................................... 38
         Fixed Account.................................................................................... 38
         Loan Account..................................................................................... 38
         Partial Surrenders............................................................................... 38
         Surrender Penalty Free Withdrawals............................................................... 39
NONFORFEITURE OPTION-FULL SURRENDER....................................................................... 40
POLICY LOANS.............................................................................................. 40
         Loan Repayment................................................................................... 40
         Loan Interest Charged............................................................................ 41
         Effect of Policy Loans........................................................................... 41
GRACE PERIOD.............................................................................................. 42
REINSTATEMENT............................................................................................. 42
OTHER BENEFITS............................................................................................ 43
         Guaranteed Policy Split Option Rider............................................................. 43
         Endorsement to Modify Grace Period............................................................... 45
         Accelerated Death Benefit Option Endorsement..................................................... 47
         Full Death Benefit Rider......................................................................... 49
         Estate Protection Rider.......................................................................... 49
         Secure Estate Rider..............................................................................
         Surrender Penalty Deferral Endorsement...........................................................
OTHER POLICY PROVISIONS................................................................................... 50
         Incontestability of the Policy................................................................... 50
         Suicide.......................................................................................... 50
         Delay of Payments................................................................................ 50
FEDERAL TAX CONSIDERATIONS................................................................................ 50
         Transamerica Occidental Life Insurance Company and
         The Separate Account............................................................................. 51
         Taxation of the Policies......................................................................... 51
         Withholding...................................................................................... 51
         Policy Loans..................................................................................... 52
         Interest Disallowance............................................................................ 52
         Modified Endowment Contracts..................................................................... 52
         Distributions Under Modified Endowment Contracts................................................. 52
         Special Rules for Pension Plans.................................................................. 53
VOTING RIGHTS............................................................................................. 53
REPORTS   53
DIRECTORS AND PRINCIPAL OFFICERS OF
         TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY................................................... 54
PERFORMANCE INFORMATION................................................................................... 55
DISTRIBUTION.............................................................................................. 58
LEGAL PROCEEDINGS......................................................................................... 59
ADDITION, DELETIONS OR SUBSTITUTION OF PORTFOLIOS......................................................... 59
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS............................................................. 59
FURTHER INFORMATION....................................................................................... 60
APPENDIX A - THE FIXED ACCOUNT............................................................................ 61
APPENDIX B - SETTLEMENT OPTIONS........................................................................... 63
APPENDIX C - ILLUSTRATIONS OF DEATH BENEFIT,
         ACCUMULATION VALUES AND ACCUMULATED PAYMENTS..................................................... 64
APPENDIX D - SURRENDER PENALTY............................................................................ 72


8

9
DEFINITIONS

Accumulation Value is the policy's total value on a specified date. The accumulation value at any time is equal to the sum of:

o        the value of the units of the sub-accounts credited to your policy;
plus

o        the value in the fixed account credited to your policy.

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                    Attention: VUL Administration Unit, K-26
                                   Box 417002
                        Kansas City, Missouri 64141-7002

o        Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                    Attention: VUL Administration Unit, K-26
                         1100 Walnut Street, Suite 2300
                        Kansas City, Missouri 64106-2152

o        We have a separate address for premium and loan payments.
That address is:

                 Transamerica Occidental Life Insurance Company
                                 P.O. Box 847546
                            Dallas, Texas 75284-7546

o        For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o        Our toll-free customer service telephone number is:

                                 (866) TIIG-VUL
                                or (866) 844-4885

Base Policy is the policy issued without any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value is the accumulation value, minus any surrender penalty.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the last-to-die of the joint insureds dies.

Death Benefit Factors for your policy are determined by us and are shown in your policy. The death benefit factors are calculated separately for each policy.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Exact Age is the age of the younger of the two joint insureds on that insured's nearest birthday.

First Death is the death of the first to die of the joint insureds.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.


Investment Option is the fixed account or any sub-account of the separate account.

Joint Insureds are the two persons whose lives are insured under the policy.

Lapse is the termination of the policy at the end of the grace period due to insufficient premium or insufficient unloaned accumulation value.

Loan Account is a part of the fixed account. The loan account includes outstanding loans. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy.

Monthly Deduction is an amount we deduct from the accumulation value on the policy date and on each monthly policy date thereafter.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date occurs each month after the policy date on the same day of the month as the policy date.

Net Amount at Risk is the difference, on a specified date, between the death benefit and the accumulation value of the policy.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value, minus any outstanding loans.

Net Loan Amount is a policy loan, minus any loan interest due.

Net Premium is any gross premium minus an administrative charge.

Owner is the person or persons entitled to the rights granted under the policy while either or both of the joint insureds are alive.

Payee is the person who has the right to elect a settlement option and to receive payments under that settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the survivor's death, the beneficiary is the payee under the settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.


Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-Rata Allocation is a proportionate allocation among the investment options. A pro-rata allocation is equal to the portion of the accumulation value in a policy in the investment option, divided by the total accumulation value of the policy, excluding the portion of the accumulation value in the loan account. Any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the allocations then in effect.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements and limitations.

Required Premium Per Year for the base policy is the minimum cumulative amount of premium you must pay in each of the first five policy years. You may pay all or any part of this premium in advance.

Rider is an attachment to the policy that provides an additional benefit.

Separate Account is Transamerica Occidental Life Separate Account VUL-4 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Survivor is the insured who remains alive after the first death of one of the joint insureds.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 pm Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company.

Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

SUMMARY

General

TransSurvivorSM Life VUL is a joint and last survivor variable universal life insurance policy issued by Transamerica Occidental Life Insurance Company. The following summary is intended to provide a general description of the most important features of the policy. The remainder of the prospectus and the policy provide further detail. The policy's provisions may vary in some states.

We will pay a death benefit to the beneficiary if both joint insureds die while the policy is in force. A death benefit is payable only upon the death of the second of the joint insureds to die. We refer to this as the death of the survivor. There is no death benefit payable upon the death of the first of the joint insureds. We refer to this as the first death.

While the policy is in force, you may request partial surrenders, policy loans and a full surrender, subject to applicable provisions and limitations. You may also add to your coverage by electing optional benefits available.


During the first five policy years, you must pay a required premium per year to keep the policy in force. Within limits, you may pay all or part of the premium cumulatively in advance. You may pay more than the required premium per year, subject to the Premium Limitations. At the end of each of the first five policy years, we will determine whether you have paid the required premium per year amount. If you do pay the required premiums by the end of the policy year, we will add a premium qualification credit to your policy on the following policy anniversary. If you do not pay the required premiums by the end of the policy year, your policy will enter the grace period on the policy anniversary. If you do not pay the required premium during the grace period, the policy will lapse and insurance coverage will terminate, unless the policy is kept in force under the Automatic Premium Loan provisions.

Paying the required premiums during the first five policy years does not guarantee the policy will not lapse. Even if you pay the required premiums during the first five policy years, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions due.

After the first five policy years, your premium payments are flexible, within limits. Premiums may be paid until the policy anniversary nearest the 100th birthday of the younger of the joint insureds. After the fifth policy year, we will continue to provide you with a reminder of your planned periodic payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the optional Endorsement to Modify Grace Period). Making additional payments after the end of the first five policy years may be necessary to keep your policy from entering the grace period and subsequently lapsing.

You may add the optional Endorsement to Modify Grace Period to your policy. If you pay the specified premiums, this rider will, within limits, prevent your policy from entering the grace period, during the time the Endorsement is in effect, if the monthly deductions due are greater than the accumulation value.

There are certain risks associated with purchasing a variable universal life insurance policy. There is no guarantee that the investment objectives of the portfolios will be achieved. The accumulation value may be less than the aggregate premiums paid for the policy. Before investing, carefully read this prospectus and the prospectuses of the portfolios that accompany this prospectus. Because of the substantial nature of the surrender penalties, the policy is not suitable for short-term investment purposes. Also, prospective purchasers should note that it may not be advisable to purchase a policy as a replacement for existing insurance.

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds total premium paid. Amounts received on full or partial surrenders in excess of total premiums paid are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Section 7702 of the Internal Revenue Code, or Code, because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders or total premium paid. Further, if your policy is a modified endowment contract, or MEC, you will pay income taxes on partial and full surrenders, loans or assignments of the policy to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if premium paid into the policy within the first seven policy years or at certain other times exceeds limits established by the Code. For more information, see Federal Tax Considerations. As with any tax matter, you should consult with your own qualified tax adviser to apply the law to your particular circumstances.

Unit values may decline, and policy performance may be worse than illustrated. A significant decline in unit values may cause the policy to lapse in a short period of time unless additional premiums are paid or loan repayments, if applicable, are made.

If the policy terminates while a loan is outstanding, you will realize taxable income to the extent the loan balance (including accrued interest) exceeds your basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, the policy could terminate (giving rise to tax consequences) at an unexpected time.

                           TABLES OF FEES AND EXPENSES

The following table describes the fees and expenses you will pay when purchasing, owning and surrendering the policy.

                                                           Transaction Fees

-------------------------------- ------------------------------ ------------------------------ ------------------------
                                        When Charge is                     Amount                Policies From Which
Type of Fee                                Deducted                       Deducted               Charge is Deducted
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Administrative Charge            Each premium payment.          6% of premium, currently       All
                                                                (5.5% of premium, currently,
                                                                if face amount $10,000,000
                                                                or greater)
                                                                12% of premium, maximum
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Surrender Penalty                Upon full surrender and        During first 15 policy years   Policies surrendered
                                 decreases in face amount,      there is a surrender           during first 15 policy
                                 during policy years 1-15,      penalty. During all policy     years. Policies on
                                 but no later than the policy   years there is a $25 minimum   which partial
                                 anniversary nearest the        charge.                        surrenders in excess
                                 100th birthday of the          The full surrender penalty     of surrender penalty
                                 younger of the joint           is the surrender penalty       free withdrawal
                                 insureds.                      factor times each $1,000 of    amounts are taken.
                                                                base policy face amount. The   Policies on which face
                                 Upon partial surrenders in     surrender penalty factor       amount decreases are
                                 all policy years.              varies by the face amount of   taken during the first
                                                                the base policy, the age of    15 policy years.
                                                                the policy and each joint
                                                                insured's:

                                                                o        age at issue,
                                                                o        sex,
                                                                o        smoker or nonsmoker
                                                                     status, and
                                                                o        risk class,
                                                                     including extra
                                                                     ratings.

                                                                The maximum surrender
                                                                penalty factor possible
                                                                would be $57.59; the minimum
                                                                surrender penalty factor
                                                                would be $1.23.

                                                                The surrender penalty for
                                                                partial surrenders and
                                                                decreases in face amount is
                                                                a proportionate share of the
                                                                full surrender penalty for
                                                                the policy.
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Monthly Deductions Allocation    On each change of              $25. Currently waived.         All policies on which
Change Charge                    allocations of monthly                                        a change in allocation
                                 deductions.                                                   of monthly deductions
                                                                                               occurs.
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Allocation Change Charge         On each change of allocation   $25                            All policies on which
                                 of new premiums.                                              a change in allocation
                                                                                               of premium occurs.
                                                                                               Currently waived.
-------------------------------- ------------------------------ ------------------------------ ------------------------


-------------------------------- ------------------------------ ------------------------------ ------------------------
Transfer Fee                     On each transfer after 18 in   Currently, $10 from transfer   All policies on which
                                 a policy year.                 amount; $25 maximum.           more than 18 transfers
                                                                                               occur during a policy
                                                                                               year.
-------------------------------- ------------------------------ ------------------------------ ------------------------


                                                           Transaction Fees


-------------------------------- ------------------------------ ------------------------------ ------------------------
                                        When Charge is                     Amount                Policies From Which
Type of Fee                                Deducted                       Deducted               Charge is Deducted
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Additional Illustrations         At time of request for each    $25                            All policies on which
                                 illustration of values                                        the excess
                                 requested in excess of one                                    illustration is
                                 illustration in a policy                                      requested in a policy
                                 year.                                                         year.
-------------------------------- ------------------------------ ------------------------------ ------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------
Riders and Other Benefits
o        Accelerated Death       At time of payment to you.     $250 for each payment made     All, if rider elected
     Benefit Rider                                              under the option.              and option is
                                                                                               exercised.
-------------------------------- ------------------------------ ------------------------------ ------------------------

The following table describes the charges you will pay periodically during the time that you own the policy (not including portfolio expenses):


                                                 Charges Other than Portfolio Expenses


-------------------------------- ---------------------------- ------------------------------ ------------------------
                                       When Charge is                    Amount                Policies From Which
Type of Fee                               Deducted                      Deducted               Charge is Deducted
-------------------------------- ---------------------------- ------------------------------ ------------------------
-------------------------------- ---------------------------- ------------------------------ ------------------------
Mortality and Expense Risk       Daily deduction reflected    0.25% annualized on net        All with accumulation
Charge                           in sub-account unit value    assets in each sub-account.    value in one or more
                                 calculation.                 Charges taken at a daily       sub-accounts. The
                                                              equivalent rate, for the       charge is reflected in
                                                              number of days in the          the unit value
                                                              valuation period, of net       calculation for each
                                                              assets in each sub-account.    sub-account.
-------------------------------- ---------------------------- ------------------------------ ------------------------
Monthly Deduction                Beginning with the policy    Varies as described below.     All, until the policy
                                 date and each monthly        Sum of these four charges:     anniversary nearest
                                 policy date thereafter                                      the 100th birthday of
                                 until the policy             o        Monthly Deduction     the younger of the
                                 anniversary nearest the           Rate times each $1,000    joint insureds.
                                 100th birthday of the             of net amount at risk
                                 younger of the joint              on the base policy; plus
                                 insureds.                    o        Monthly Deduction
                                                                   for Riders; plus
                                                              o        Policy Fee; plus
                                                              o        Monthly Expense
                                                                   Charge Per Thousand;
                                                                   plus
                                                              o        An Option Election
                                                                   Charge will be taken
                                                                   during policy years
                                                                   11-15 for amounts of
                                                                   Secure Estate Rider
                                                                   coverage continued
                                                                   under the base policy.

o        Monthly Deduction                                    The monthly deduction rate
     Rate, times each $1,000                                  times each $1,000 of the net
     of the net amount at risk                                amount at risk on the
     on the base policy                                       monthly policy date. The
                                                              rate will depend on the face
                                                              amount of the policy, the
                                                              number of years that the
                                                              policy has been in force,
                                                              and each joint insured's:

                                                              o        age at issue,
                                                              o        sex,
                                                              o        smoker or nonsmoker
                                                                   status, and
                                                              o        risk class,
                                                                   adjusted as applicable
                                                                   for extra ratings.

                                                              We may charge rates that are
                                                              less than the maximum.
-------------------------------- ---------------------------- ------------------------------ ------------------------








                                                 Charges Other than Portfolio Expenses


-------------------------------- ---------------------------- ------------------------------ ------------------------
                                       When Charge is                    Amount                Policies From Which
Type of Fee                               Deducted                      Deducted               Charge is Deducted
-------------------------------- ---------------------------- ------------------------------ ------------------------
Monthly Deduction
 (continued)

o        Monthly Deduction for
     Riders

>>       Full Death Benefit      Part of monthly deduction    $1.00 times each $1,000 of     All policies on which
         Rider                   during policy years when     net amount at risk on base     the rider is in force
                                 younger of joint insureds    policy.                        during policy years
                                 is between attained ages                                    when the younger of
                                 90 and 99.                                                  the joint insureds is
                                                                                             between attained ages
                                                                                             90 and 99.

>>       Estate Protection       Part of monthly deduction    Rate times each $1,000 of      All policies on which
         Rider                   during first 4 policy        rider coverage. Rates vary     rider is in force.
                                 years.                       by the same parameters as      Rider expires after
                                                              the base policy monthly        4th policy year. Rider
                                                              deduction rate.                is not available on
                                                                                             any policies with
                                                                                             Policy Dates after
                                                                                             February 3, 2002.


>>       Secure Estate Rider                                  Rate times .001 times the      All policies on which
                                                              rider face amount. Rates       rider is in force.
                                                              vary by the same parameters    Rider expires after
                                                              as the base policy monthly     10th policy year.
                                                              deduction rate.
o        Policy Fee                                           $6.00 per month, currently     All

                                                              Policy Year 1:    $6.00 per
                                                              month, maximum
                                                              Policy Years 2+:  $10.00 per
                                                              month, maximum

o        Monthly Expense                                      The charge will depend on      All
     Charge Per Thousand                                      the face amount of the base
                                                              policy, and each joint
                                                              insured's:

                                                              o        age at issue;
                                                              o        sex,
                                                              o        smoker or nonsmoker
                                                                   status,
                                                              o        class of risk, and
                                                              o        any extra ratings
                                                                   assessed.

o        Option Election Charge  Part of the monthly          Rate times each $1,000 of      All policies on which
                                 deduction during policy      rider coverage elected to be   rider coverage is
                                 years 11-15.                 continued as an increase in    continued under the
                                                              the base policy face amount.   Option to Continue
                                                              Rates are determined at        Coverage. This charge
                                                              policy issue and vary by the   is in addition to any
                                                              same parameters as the base    other monthly
                                                              policy Monthly Expense         deductions that
                                                              Charge Per Thousand.           reflect the increase
                                                                                             in the face amount of
                                                                                             the base policy.
-------------------------------- ---------------------------- ------------------------------ ------------------------



                               Portfolio Expenses
  (as a percentage of assets after fee waiver and/or expense reimbursement)(1)

                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio                                                               Fees        Expenses     12b-1 Fees    Expenses
AEGON/Transamerica Capital Guardian Global                             1.05%          0.29%          -          1.34%
AEGON/Transamerica Capital Guardian Value                              0.85%          0.09%          -          0.94%
AEGON/Transamerica Federated Growth and Income                         0.75%          0.11%          -          0.86%
AEGON/Transamerica Transamerica Equity(2)                              0.75%          0.10%          -          0.85%
AEGON/Transamerica Transamerica Money Market(3)                        0.35%          0.04%          -          0.39%
AEGON/Transamerica Van Kampen Emerging Growth                          0.80%          0.12%          -          0.92%
Alger American Income & Growth                                         0.625%        0.095%          -          0.72%
Alliance VP Growth and Income - Class B                                0.63%          0.04%        0.25%        0.92%
Alliance VP Premier Growth - Class B                                   1.00%          0.04%        0.25%        1.29%
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial       0.75%          0.14%          -          0.89%
Shares(4)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial           0.75%          0.03%          -          0.78%
Shares(4)
Dreyfus VIF - Appreciation Portfolio - Initial Shares(4)               0.75%          0.03%          -          0.78%
Dreyfus VIF - Small Cap Portfolio - Initial Shares(4)                  0.75%          0.04%          -          0.79%
Fidelity VIP Contrafund(R)Portfolio - Service Class 2(5)                0.58%          0.11%        0.25%        0.94%
Fidelity VIP Equity Income Portfolio - Service Class 2(5)              0.48%          0.11%        0.25%        0.84%
Fidelity VIP Index 500 Portfolio - Service Class 2(6)                  0.16%          0.12%        0.25%        0.53%
Franklin Small Cap Fund - Class 2(7) (8)                               0.45%          0.31%        0.25%        1.01%
Franklin Small Cap Value Securities Fund - Class 2(7) (8)              0.57%          0.20%        0.25%        1.02%
Franklin Technology Securities Fund - Class 2(7)(8)                    0.52%          0.51%        0.25%        1.28%
Janus Aspen Series Balanced - Service Shares(9)                        0.65%          0.01%        0.25%        0.91%
Janus Aspen Series Worldwide Growth - Service Shares(9)                0.65%          0.04%        0.25%        0.94%
MFS(R)Emerging Growth Series(10)                                        0.75%          0.12%          -          0.87%
MFS(R)Investors Trust Series(10)                                        0.75%          0.15%          -          0.90%
MFS(R)Research Series(10)                                               0.75%          0.15%          -          0.90%
Miller Anderson UIF Core Plus Fixed Income(11) (12)                    0.39%          0.31%          -          0.70%
Miller Anderson UIF High Yield(11) (12)                                0.47%          0.33%          -          0.80%
OCC Accumulation Trust Managed(11)(13)                                 0.78%          0.10%          -          0.88%
OCC Accumulation Trust Small Cap(11) (13)                              0.80%          0.10%          -          0.90%
PIMCO VIT StocksPLUS Growth & Income - Admin Class(14)                 0.40%          0.27%          -          0.67%
Van Kampen UIF Emerging Markets Equity(11) (12)                        0.98%          0.87%          -          1.85%
Van Kampen UIF International Magnum(11) (12)                           0.62%          0.54%          -          1.16%

We may receive payment from some or all of the portfolios or their advisers in varying amounts that may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers, as we have not and cannot independently verify either the accuracy or completeness of such information. Therefore, we disclaim any and all liability for the accuracy and completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2001.





Notes to Fee Table:

(1) From time to time, the portfolio's investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 2001. The expenses shown in the table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable. It is anticipated that such waivers or reimbursements will continue for calendar year 2002. Without such waivers or reimbursements, the annual expenses for 2001 for certain portfolios would have been, as a percentage of assets, as follows:


                                                                                                       Total Portfolio
                                                              Management       Other      Rule 12b-1        Annual
     Portfolio                                                   Fees         Expenses       Fees          Expenses
     AEGON/Transamerica Transamerica Equity                      0.75%         0.16%           -            0.91%

     Fidelity VIP Index 500 Portfolio - Service Class 2          0.24%         0.12%         0.25%          0.61%
     Franklin Small Cap Fund - Class 2                           0.53%         0.31%         0.25%          1.09%
     Franklin Small Cap Value Securities Fund - Class 2          0.60%         0.20%         0.25%          1.05%
     Franklin Technology Securities Fund - Class 2               0.55%         0.51%         0.25%          1.31%
     Miller Anderson UIF Core Plus Fixed Income                  0.40%         0.31%           -            0.71%
     Miller Anderson UIF High Yield                              0.50%         0.33%           -            0.83%
     Van Kampen UIF Emerging Markets Equity                      1.25%         0.87%           -            2.12%
     Van Kampen UIF International Magnum                         0.80%         0.54%           -            1.34%


(2) The historical financial information for periods before May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

(3) Before May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Effective May 1, 2002, the management fee was reduced to 0.35%.

(4) The figures in the above Portfolio Expenses are for the initial share class for the fiscal year ended December 31, 2001. Current or future expenses may be higher or lower than the figures given. Please refer to the current prospectus for this portfolio for more complete information.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expense. These offsets may be discontinued at any time. Had the fund's expenses been reduced, the net total annual expenses would have been 0.83% for the Equity Income Portfolio and 0.90% for the Contrafund Portfolio, respectively

(6) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.53%. This arrangement can be discontinued by the fund's manager at any time. Not including this reimbursement, the management fee, other expenses, 12 b-1 fee and total annual expenses in 2001 were 0.24%, 0.12%, 0.25% and 0.61%, respectively.

(7) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(8) For the Franklin Small Cap Fund, the Franklin Small Cap Value Securities Fund and the Franklin Technology Securities Fund, the managers had agreed in advance to make estimated reductions of 0.08%, 0.03% and 0.03%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Without these reductions, the total annual Fund operating expenses are estimated to be 1.09%, 1.05% and 1.31%, respectively.

(9) Expenses are based on estimated expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any expense offset arrangement.

(10) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodians and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reduction, and are therefore, higher than the actual expenses of the series. Had these fee reductions been taken into account, the fee shown in the "Portfolio Expense" table, which are a percentage of assets after fee waivers and expense reimbursements, would be lower for certain series and would equal 0.86% for Emerging Growth Series, 0.89% for Investors Trust Series and 0.89% for Research Series.

(11) The management fee of certain of the portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided in the prospectuses for the portfolios.

(12) Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen" or "Miller Anderson".

(13) The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis.

(14) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent these expenses would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily assets. Without such reduction, total annual expenses for the fiscal year ended December 31, 2001 were 0.67%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

                TABLE OF SEPARATE ACCOUNT INVESTMENT OPTIONS AND
                               INVESTMENT ADVISERS


Portfolios                               Investment Advisers                    Trusts/Funds
AEGON/Transamerica Capital Guardian      AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Global                                   Inc.
                                            (Capital Guardian Trust Company,
                                            sub-adviser)

AEGON/Transamerica Capital Guardian      AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Value                                    Inc.
                                            (Capital Guardian Trust Company,
                                            sub-adviser)

AEGON/Transamerica Federated Growth      AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
and Income                               Inc.
                                            (Federated Investment Counseling,
                                            sub-adviser)

AEGON/Transamerica Transamerica          AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Equity(1)                                Inc.
                                            (Transamerica Investment
                                            Management, LLC, sub-adviser)

AEGON/Transamerica Transamerica Money    AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Market(2)                                Inc.
                                            (Transamerica Investment
                                            Management, LLC, sub-adviser)

AEGON/Transamerica Van Kampen Emerging   AEGON/Transamerica Fund Advisers,      AEGON/Transamerica Series Fund, Inc.
Growth                                   Inc.
                                           (Van Kampen Asset Management
                                           Inc., sub-adviser)

Alger American Income & Growth           Fred Alger Management, Inc.            The Alger American Fund

Alliance VP Growth & Income - Class B    Alliance Capital Management, L.P.      Alliance Variable Products Series
                                                                                Fund, Inc.

Alliance VP Premier Growth -             Alliance Capital Management, L.P.      Alliance Variable Products Series
Class B                                                                         Fund, Inc.

Dreyfus Investment Portfolios MidCap     The Dreyfus Corporation                Dreyfus Investment Portfolios
Stock Portfolio - Initial Shares

The Dreyfus Socially Responsible         The Dreyfus Corporation                Dreyfus Socially Responsible Growth
Growth Fund, Inc. - Initial Shares         (NCM Capital Management, Inc.        Fund, Inc.
                                           sub-adviser)

Dreyfus Variable Investment Fund         The Dreyfus Corporation                Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares    (Fayez Sarofim & Co., sub-adviser)

Dreyfus Variable Investment Fund Small   The Dreyfus Corporation                Dreyfus Variable Investment Fund
Cap Portfolio - Initial Shares

Fidelity VIP Contrafund(R)Portfolio -     Fidelity Management & Research         Fidelity Variable Insurance Products
Service Class 2                          Company                                Fund

Fidelity VIP Equity Income Portfolio -   Fidelity Management & Research         Fidelity Variable Insurance Products
Service Class 2                          Company                                Fund

Fidelity VIP Index 500 Portfolio -       Fidelity Management & Research         Fidelity Variable Insurance Products
Service Class 2                          Company                                Fund

Franklin Small Cap Fund - Class 2        Franklin Advisers, Inc.                Franklin Templeton Variable
                                                                                Insurance Products Trust

Franklin Small Cap Value Securities      Franklin Advisory Services, LLC        Franklin Templeton Variable
Fund - Class 2(3)                                                               Insurance Products Trust

Portfolios                               Investment Advisers                    Trusts/Funds

Franklin Technology Securities Fund -    Franklin Advisers, Inc.                Franklin Templeton Variable
Class 2                                                                         Insurance Products Trust
                                         Janus Capital
Janus Aspen Series Balanced - Service    Management LLC                         Janus Aspen Series
Shares

Janus Aspen Series Worldwide Growth -    Janus Capital Management LLC           Janus Aspen Series
Service Shares

MFS(R)Emerging Growth Series              MFS Investment Management(R)           MFS(R)Variable Insurance TrustSM

MFS(R)Investors Trust Series              MFS Investment Management(R)           MFS(R)Variable Insurance TrustSM

MFS(R)Research Series                     MFS Investment Management(R)           MFS(R)Variable Insurance TrustSM

Miller Anderson UIF Core Plus Fixed      Miller Anderson*                       The Universal Institutional Funds,
Income(4)                                                                       Inc.

Miller Anderson UIF High Yield(5)        Miller Anderson*                       The Universal Institutional Funds,
                                                                                Inc.

OCC Accumulation Trust Managed           OpCap Advisors LLC                     OCC Accumulation Trust
                                           (Pacific Investment Management
                                            Company LLC sub-adviser)

OCC Accumulation Trust Small Cap         OpCap Advisors LLC                     OCC Accumulation Trust

PIMCO VIT StocksPLUS Growth & Income -   Pacific Investment Management          PIMCO Variable Insurance Trust
Admin Class                              Company LLC ("PIMCO")

Van Kampen UIF Emerging Markets          Van Kampen**                           The Universal Institutional Funds,
Equity(6)                                                                       Inc.

Van Kampen UIF International Magnum(7)   Van Kampen**                           The Universal Institutional Funds,
                                                                                Inc.


(1)      Formerly Transamerica VIF Growth portfolio.

(2)      Formerly Transamerica VIF Money Market portfolio.

(3)      Formerly Franklin Value Securities Fund.

(4)      Formerly MS UIF Fixed Income portfolio.

(5)      Formerly MS UIF High Yield portfolio.

(6)      Formerly MS UIF Emerging Markets Equity portfolio.

(7)      Formerly MS UIF International Magnum portfolio.



* Morgan Stanley Investment Management, Inc. does business in certain instances using the name Miller Anderson. Prior to May 1, 2002, Morgan Stanley Investments LP (formerly, Miller Anderson & Sherrerd, LLP), an affiliate of Morgan Stanley Investment Management, Inc. served as investment adviser to the Core Plus Fixed Income Portfolio and the High Yield Portfolio.



** Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to the UIF Portfolios.




DESCRIPTION OF TRANSAMERICA,
THE SEPARATE ACCOUNT AND
THE PORTFOLIOS

Transamerica Occidental Life Insurance
Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. The address of Transamerica is 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52449.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Separate Account

Transamerica Occidental Life Separate Account VUL-4, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The separate account currently has 31 sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers. Statements of Additional Information for the portfolios are available on request. There is no guarantee that the investment objectives of the portfolios will be achieved. The accumulation value may be less than the aggregate premiums made to the policy.

The boards of the portfolios have responsibility for the supervision of the affairs of the portfolios. These boards have entered into management agreements with the investment advisers. These advisers, subject to their board's review, are responsible for the daily affairs and general management of the portfolios. The advisers perform the respective administrative and management services for the portfolios, furnish to the portfolios office space, facilities and equipment, and pay the compensation, if any, of officers and board members who are affiliated with the advisers.

Each portfolio bears expenses incurred in its operation, other than the expenses its advisers assume under the management agreement. Portfolio expenses include:

o costs to register and qualify the portfolio's shares under the Securities Act of 1933, or 1933 Act.

o        other fees payable to the SEC.

o        independent public accounts, legal and custodian fees.

o association membership dues, taxes, interest, insurance payments and brokerage commissions.


o fees and expenses of the board members who are not affiliated with the advisers.

A summary of the portfolios is described below.

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Fund. Inc. seeks to provide long-term growth of capital and income.

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Fund. Inc. seeks to provide long-term growth of capital and income through investments in a portfolio comprising primarily equity securities whose principal markets are in the United States (including American Depository Receipts and other U.S. registered foreign securities).

The Federated Growth and Income Portfolio of the AEGON/Transamerica Series Fund. Inc. seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market).

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize long-term growth by investing at least 80% of its assets in equity securities of growth companies of any size.

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize current income consistent with liquidity and preservation of principal by investing in money market instruments with remaining maturities of 13 months or less.

The Van Kampen Emerging Growth Fund of the AEGON/Transamerica Series Portfolio, Inc. seeks capital appreciation. The Income & Growth Portfolio of The Alger American Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

The Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. seeks growth of capital by pursuing aggressive investment policies.

The Mid-Cap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies. To pursue this goal, the portfolio normally invests at least 80% of its assets in midcap stocks. Midcap stocks are those with market capitalization between $1 billion and $10 billion.

The Dreyfus Socially Responsible Growth Fund Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio primarily invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

The Small Cap Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks or small-cap companies. Small-cap companies are those with market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and, thus, at any given time, a substantial portion of the portfolio's holdings may have capitalizations in excess of $2 billion.

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

The Equity Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment result that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Index (S&P 500).

The Franklin Small Cap Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies with market capitalization values not exceeding (i) $1.5 billion; or (ii) the highest capitalization value in the Russell 2000 Index, whichever is greater, at the time of purchase. The Fund may continue to hold an investment for further capital growth opportunities even if the company is no longer considered a small cap company.

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies with market capitalization values not exceeding $2.5 billion, at the time of purchase.

The Franklin Technology Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of companies expected to benefit from the development, advancement, and use of technology. The Fund may invest a significant portion of its assets in small companies and in foreign securities.

The Balanced Portfolio - Service Shares of the Janus Aspen Series normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities..

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

The Emerging Growth Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital by investing in common stocks of companies that are early in their life cycles that MFS believes have the potential to become major enterprises.

The Investors Trust Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital with a secondary objective to seek reasonable current income.

The Research Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than-average prospects for long-term growth.


The Core Plus Fixed Income Portfolio of the Miller Anderson Universal Institutional Funds seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The High Yield Portfolio of the Miller Anderson Universal Institutional Funds seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time by investing primarily in common stocks, bonds and cash equivalents.

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation. The Portfolio invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of companies with a market capitalization under $2 billion.

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks to outperform the stock market as measured by the S&P 500 Index by investing in S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500.

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations, and company management with strong shareholder value orientation.

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers comprising the Morgan Stanley Capital International EAFE Index (which includes Australia, Japan, New Zealand, most Western European nations and certain developed Asian countries, such as Hong Kong and Singapore).

Since all of the portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica and to other insurance companies as well, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-4 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.

We may receive payments from some or all of the portfolios or their advisers, in varying amounts. These payments may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;

o        investment options, including net premium allocations;

o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

Each time you make a premium payment to us, we impose a charge equal to 6% of the premium payment for policies with a face amount under $10,000,000, and 5.5% for face amounts $10,000,000 and over. We may change this charge, but it will never be more than 12%. The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty

During the first 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier, we will assess a surrender penalty on:

o        any decrease in face amount;

o partial surrenders that exceed the amount eligible for a surrender penalty free withdrawal; and

o        full surrenders.

The minimum surrender penalty is $25. After the 15th policy year, we assess a $25 charge for partial surrenders in excess of the amount eligible for surrender penalty free withdrawal.

We deduct the surrender penalty from the accumulation value.

The surrender penalty is a factor times each $1,000 of the face amount of the base policy. The surrender penalty for a policy depends on:

o        the face amount of the base policy;

o each joint insured's age at issue, sex, smoker or non-smoker status, and underwriting risk classification, including extra ratings; and

o        how many years the policy has been in force.

To calculate the surrender penalty that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. The surrender penalty factors for each policy are unique. The surrender penalty factor generally decreases each policy year on the policy anniversary until it is zero after 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier. The maximum surrender penalty factor that could be applicable to a policy during the first policy year would be $59.57 for each $1,000 of the face amount of the base policy; the minimum surrender penalty factor during the first policy year would be $1.23. (In unusual circumstances, slightly lower surrender penalty factors would apply during the first policy year for some policies with face amounts of more than $10 million.

The surrender penalty is deducted from the accumulation value, less any outstanding loan, to determine the net cash value payable upon a full surrender of the policy. An example of how to calculate the surrender penalty amount is provided in APPENDIX D - SURRENDER PENALTY.

If you request a surrender, partial surrender in excess of the amount eligible for surrender penalty free withdrawal, or a face decrease and the request is effective on the last day of a policy year, we will use the penalty factor which applies on the following policy anniversary to calculate the surrender penalty on the requested transaction.

The surrender penalty factors for a policy are shown in the policy data pages for the policy.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

For policies with a policy date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

o        Your policy is in force in the calendar year 2010; and

o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

o You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.

Allocation Change Charge

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Change Charge

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we may assess a charge of $10 for each transfer in excess of 18 transfers during a policy year.

This fee is designed to cover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.

Additional Illustrations

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year.

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Mortality and Expense Risk Charge

We impose a daily charge at an effective annual rate of 0.25% of the average daily net asset value of each sub-account. The charge is reflected in the calculation of the daily unit value. This charge compensates us for assuming mortality and expense risks. We may realize a profit from this charge.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine the monthly deduction for that policy month. The monthly deduction will continue to the policy anniversary nearest the 100th birthday of the younger of the joint insureds.

The monthly deduction is equal to the sum of four charges:

o the monthly deduction rate, times .001, times the difference between the death benefit and the accumulation  value of the base policy on the  applicable  monthly  policy date;
     plus

o        the monthly deduction for any riders; plus

o        the policy fee; plus

o the monthly expense charge per thousand, times .001, times the face amount of the policy.

In addition, an Option Election Charge will be taken during policy years 11 through 15 for amounts of Secure Estate Rider coverage you elect to continue under the base policy beginning on the 10th policy anniversary. The charge is equal to a rate times each $1,000 of rider coverage elected to be continued as an increase in the base policy face amount. The rate is established at policy issue and varies by the same parameters as the Monthly Expense Charge Per Thousand for the base policy. The charge is level for the five policy years during which it is assessed. The monthly deductions for the base policy will reflect the increase in base policy face amount for any rider coverage you elect to continue beginning on the 10th policy anniversary.

On each monthly policy date, we will take the monthly deduction for that policy month. If the monthly policy date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction is taken from your investment options on a pro-rata basis unless you elect to have your monthly deductions allocated among one or more investment options on your policy. Your initial election must specify, in a form and manner acceptable to us, the investment options from which you want the monthly deduction to be taken.

A monthly deductions allocation election will not be effective prior to the Reallocation Date and may not be available in all jurisdictions. On or after the Reallocation Date, you may allocate your monthly deductions among one or more investment options on your policy. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election. However, if the value in any of the investment options is less than the amount of the monthly deduction allocated to that investment option, we will take the monthly deduction for that month on a pro-rata basis. We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken. You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

We may deduct from the initial net premium for the base policy the amount of the monthly deductions due prior to allocating the remaining net premium to your base policy's accumulation value. This deduction is a charge we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses. We may realize a profit from the monthly deductions.

Monthly Deduction Rate. This is the rate used to calculate a portion of the monthly deductions on the base policy.

The monthly deduction rates for a policy will depend on:

o        the face amount of the policy;

o        each joint insured's sex;

o        each joint insured's smoker or nonsmoker status;

o        each joint insured's class of risk, including any extra ratings;

o        the number of years that the policy has been in force; and

o        each joint insured's age at issue.

The maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for sex distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings. The rates are determined for each joint insured and then are converted to joint rates. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

A table of guaranteed maximum monthly deduction rates for the base policy is shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy at the time it is issued are guaranteed not to be increased during the required premium period.

Monthly Deduction for Riders. Additional benefits are available by riders or endorsements to your policy. The fees for these optional riders pay for the cost of these additional benefits.

o Full Death Benefit Rider - The fee for this rider is part of the monthly deduction during the policy years when the younger of the joint insureds is between the attained ages of 90 and 99. The monthly rate for the rider is equal to $1.00 per $1,000 of net amount at risk on the base policy.

o Estate Protection Rider - The fee for this rider is part of the monthly deduction during the first four policy years and is based on a rate per $1,000 of rider coverage. Rates vary by the same parameters as the base policy monthly deduction rates. This rider is not available on any policies with Policy Dates after February 3, 2002.

o Secure Estate Rider - The fee for this rider is part of the monthly deduction during the first ten policy years and is a rate times each $1,000 of rider face amount. Rates vary by the same parameters as the base policy monthly deduction rates. The current rates are guaranteed for the first five policy years. An Option Election Charge, described in the Monthly Deduction provision on page XX, will be assessed during policy years 11 through 15 on any rider coverage amounts you elect to continue as an increase in the base policy face amount starting on the 10th policy anniversary.

Policy Fee - On each monthly policy date, we deduct a policy fee as part of the monthly deduction. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than $6 in the first policy year or $10 in each policy year thereafter.

Monthly Expense Charge Per Thousand. The monthly expense charge per thousand varies by policy. The charge for a policy is based on:

o        the face amount of the base policy;

o        each joint insured's sex;

o        each joint insured's smoker or nonsmoker status as determined by us;

o        each joint insured's class of risk as determined by us;

o        any extra ratings assessed on either joint insured; and

o        each joint insured's age at issue.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you will incur interest charges if:

o        you had an outstanding loan when the policy lapsed;

o    you must pay us an amount necessary as a required premium per year; and/or

o you must pay us the net cash value we paid to you at the time the policy lapsed.

The interest rate for an outstanding loan is at an effective annual rate of 4.75% for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions. The interest rate for the required premium per year and for the net cash value paid back to us is at an effective annual rate of 6%.

These interest charges are designed to help us recover the expenses we incur to underwrite and process the reinstatement request, as well as to help offset the reduction in surrender penalty factors from the date the policy lapsed to the date of reinstatement.

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional Information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge we establish for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales:

o        in certain group arrangements, such as employee savings plans;

o to current or former officers, directors and employees, and their families, of Transamerica and its affiliates;

o    to  officers,   directors,  and  employees,  and  their  families,  of  the portfolios' investment advisers and their affiliates; or

o to officers, directors, employees and sales agents also known as registered representatives, and their families, of broker-dealers and other financial institutions that have sales agreements with us to sell the contracts.

In these situations:

a)       the surrender penalties may be reduced or waived;

b) the mortality and expense risk charge or administration charges may be reduced or waived; and/or

c) certain amounts may be credited to the policy accumulation value (for examples, amounts related to commissions or sales compensation otherwise payable to a broker-dealer may be credited to the policy accumulation value.)

These reductions in fees or charges or credits to accumulation value will not unfairly discriminate against any policy owner. These reductions in fees or charges or credits to accumulation value may be taxable and treated as premiums for purposes of income tax and any possible premium tax charge.

THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but the prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.

Owner

The joint insureds together are the owners unless another owner has been named in the application or in any supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while either of the joint insureds is alive. After one of the joint insureds dies, the survivor will be the sole owner of the policy if the policy was jointly owned by the insureds. If the owner is an individual other than both of the joint insureds, and dies before the joint insureds, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the survivor is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the survivor dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the survivor dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary.

If any beneficiary dies before the survivor, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the survivor, or within 30 days after the survivor, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the survivor dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the survivor is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the survivor is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Application for a Policy

We offer policies to proposed joint insureds who are between ages 16 and 89. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed joint insureds. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place each joint insured into one of six underwriting classes:

o        Preferred nonsmoker
o        Preferred smoker
o        Standard nonsmoker
o        Standard smoker
o        Uninsurable nonsmoker
o        Uninsurable smoker

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

We may approve an application on which one of the joint insureds is classified as uninsurable, according to our underwriting guidelines, so long as the other joint insured is not considered uninsurable.

The underwriting class assigned to each joint insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on each joint insured's underwriting class, among other factors. Generally, for the same joint insureds, our rates are lowest for preferred nonsmokers.


We also charge lower rates for policies with higher face amounts of base policy coverage. We offer the following bands for face amounts of base policy coverage:

o        $100,000 - $249,999
o        $250,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - $4,999,999
o        $5,000,000 - $9,999,999
o        $10,000,000 and above

For the same joint insureds, the monthly deduction rates we use decrease at each band, except that at the $10,000,000 band, we reduce the current administrative charge from 6% of each premium paid to 5.5%.

If requested, we may determine the band for two or more policies based on the total coverage of the policies. Generally, we will determine the band for policies in this manner when the joint insureds on the policies are the same but, due to special ownership or beneficiary designations, the total coverage for the joint insureds is requested to be issued on two or more policies. When we determine the band for a policy in this manner, future face amount changes will not affect the band for the policy.

You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our underwriting rules, you may make a payment at the time of application if you are requesting a face amount of base policy coverage which is no more than $1,000,000. We may refuse to accept initial payments with the application for other situations.

If you make an initial payment in the amount of at least one monthly premium (or 10% of an annual premium), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are:

o        the completion of both parts of the application;

o        the completion of all underwriting requirements; and

o the proposed joint insureds must both be insurable under our rules for insurance under the policy, in the amount, and in the underwriting class applied for in the application.

After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of at least $100,000.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approved the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:

a)       both joint insureds are alive and in good health, and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.


In the latter situation, when we receive the initial premium and any delivery requirements, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed any delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause either or both joint insureds to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Monthly deductions are based in part on the age of each joint insured at issue. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy, you will be paying for insurance during a period when it was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.

If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Interest credited during a policy monthly with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge up to $25 for each additional transfer. Currently, we may charge $10 for each additional transfer. Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B    is the total amount transferred from all investment options.

The following transactions do not count towards the first 18 transfers during a policy year and will not be charged a transfer fee:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o        Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options.

o        Transfers we may make after we receive notice of the survivor's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option, or the automatic account rebalancing, or AAR, option, by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Other Restrictions on Transfers

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the transfer privileges, including the telephone access privilege, at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant amounts from one sub-account to another may prevent the underlying portfolio from taking advantage of investment opportunities. This is likely to arise when the volume of transfers is high, since each portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in portfolio transaction costs which must be indirectly borne by owners. Therefore, we reserve the right to require that all transfer requests be made by you and not by a third party holding a power of attorney. We may also require that each transfer you request be made by a separate communication to us. We also reserve the right to require that each transfer request be submitted in writing and be manually signed by you. We may choose not to allow telephone or facsimile transfer requests.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts. The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account, the frequency of the scheduled transfers and the date you want the transfers to begin.

o        The date that you want the transfer to begin may not be:

a)       before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first scheduled transfer under the option.

o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a)       a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

     We reserve the right to limit further the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.

The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o        the date we receive notice of the survivor's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the balances in your selected investment options can be restored to the allocation percentages you elect on your written request by transferring values among the investment options. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.

There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value (excluding amounts in the loan account) you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o        The date that you want the transfers to start may not be:

a)       before the end of the free-look period or the reallocation date; or


b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer from that investment option will not occur.

o        We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a)       a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o        the date we receive notice of the survivor's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request the termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options,

o    change your premium allocations or your monthly deductions allocations, and

o        request a loan, up to limits established by us,

by telephone. The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Partial surrenders and full surrenders are not permitted under this option.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner.

We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransSurvivor Life VUL policy for a fixed joint and last survivor policy offered by us on a policy form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest exact age 95, whichever comes first, if all of the following conditions are met:

o        both joint insureds are living;

o        the current policy does not have any outstanding loans; and

o you have not elected to exchange the policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider. The accumulation value on the date the current policy is exchanged will be transferred to the new policy. After the exchange under this option, you will have a policy which does not offer sub-accounts.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransSurvivor Life VUL policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o        The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The exchange must be to a joint and last survivor adjustable life insurance policy that would have been available from us at the time you applied for the current policy. The new policy will be based on the sex, age, class of risk and smoking status of the joint insureds as of the policy date of the current policy. The premiums for the new policy will be based on our published rates in effect on the date you request to exchange the current policy. If the Accelerated Death Benefit Rider or the Estate Protection Rider forms a part of the current policy, they will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. The new policy will take effect immediately upon termination of the current policy. Under no circumstances will we pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

Surrender Penalty Period. The period for which the joint insureds were covered under the current policy before the date of the exchange will be used to reduce the surrender penalty period under the new policy.

Evidence of Insurability. When you exercise this option, we will not require evidence of insurability from either joint insured.

Suicide and Incontestability. The period for which the joint insureds were covered under the current policy before the date of exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the date of the first death;

o the date you elect to exchange the current policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider;

o        the 20th policy anniversary;

o        the policy anniversary nearest exact age 95;

o    the date the current policy is changed to paid-up insurance, if applicable;

o        the date the current policy is surrendered or terminated; or

o        the date the current policy lapses under the GRACE PERIOD provision.

Misstatement of Age or Sex. If a misstatement of either joint insured's age or sex is found before this option is exercised and the current policy's death benefit is reduced as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of either joint insured's age or sex is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Option to Split the Policy

A policy split may have tax consequences. You should consult a qualified tax adviser.

Subject to the following conditions and restrictions, you have the option to exchange the policy for two individual policies, one on each of the lives of the joint insureds, if either of the contingent events listed below occurs. The new policies will not be variable policies. A new policy may not exceed 50% of the face amount of the original policy.

The accumulation value less any outstanding loans under the original policy will be credited to each new policy in the same ratio which the face amount of each new policy bears to the face amount of the original policy. Any remaining net cash value will be paid to you as a partial surrender.

Contingent Events. You may apply for the option if either of the following events occurs:

o A final divorce decree has been issued with respect to the marriage of the joint insureds. The joint insureds must have been married to each other when the original policy was issued.

o A change to federal estate tax provisions of the Code has occurred which results in either (a) or (b):

a) Code Section 2056(a), or its successor, is amended so as to eliminate or reduce the federal estate tax unlimited marital deduction.

b) Code Section 2001, or its successor, is amended so that the federal estate tax rates are reduced. The reduction must be such that the amount of federal estate tax that would be due at the death of the survivor is 50% or less of the tax that would have been due before the change to the Code.

We will not notify you of any tax law changes that may affect the original policy.

Application. To exercise this option, you must notify our Administrative Office in writing within 6 months of the date that either of the contingent events occur. In the case of events involving changes to the Code, we will count the 6 months from the date of the change in the Code.

We must also receive all of the following items in order to process the exchange:

o The release of any lien against or assignment of the original policy. However, you may, instead, submit written approval by the lienholders or assignees of the exchange of policies in a form and manner satisfactory to us with such other documents that we may require.

o Evidence of insurability, satisfactory to us, from each joint insured to be covered under a new policy.

o        The original policy.

o A policy change application indicating your request to exercise this option and your request to surrender the original policy.

o        A copy of the final divorce decree, if applicable.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the original policy and the policy change application to be the application for each new policy.

Effective Date. The policy date and the effective date of the new policies will be the date we approve the exchange.

New Policy. The exchange must be to a flexible premium adjustable life policy, on a form designated by us for such purpose. We will have at least one policy form available for exchanges. Each new policy issued will be based on the sex, age, class of risk and smoking status of the applicable joint insured as of the date of the exchange. The premiums for each new policy will be based on our published rates in effect on the date of the request to split the original policy. Riders that form a part of the original policy, and any new riders requested, will become a part of each new policy only if we agree to provide them on the date of the exchange. Each new policy will take effect immediately upon the termination of the original policy. Under no circumstances will we pay a death benefit under both the original policy and the new policy.

Loans. Any policy loan will be divided and transferred on a proportionate basis to each new policy.

Exchange Adjustments. The following adjustments may be made at the time of the exchange:

o If you receive a new policy on each joint insured for 50% of the face amount of the original policy and the original policy is in the surrender penalty period, we will waive the surrender penalty applicable to the original policy.

o If you receive a new policy on either of the joint insureds for less than 50% of the face amount of the original policy and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the accumulation value, less any loans, not applied to the new policy. We will also deduct the proportionate portion of the loan not applied to the new policy from any cash value refund.

o If you receive a new policy on only one joint insured and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the portion of the accumulation value, less any proportionate portion of the loans attributable to that joint insured.

o        The minimum initial premium for each new policy will be equal to:

a) the cumulative total of the required annual premiums applicable to the new policy for the number of years that the original policy was in force; minus

b) the total accumulation value, net of any loans, transferred to the new policy.

     We will apply this one time premium to the new policy as a gross premium.

Surrender Penalty Period. Any surrender penalty period in the new policy will begin on the policy date of the new policy.

Ownership. The owner of a new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this in the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Suicide and Incontestability. If we approve the exchange, the period for which the joint insureds were covered before the date of the exchange will be used to reduce the time period for the suicide exclusion and incontestability provisions under the new policies.

Termination. This option terminates on the earliest of the following dates:

o        the date of the first death;

o the date you elect to exchange the original policy under the Guaranteed Exchange Option or the Guaranteed Policy Split Option Rider, if such rider is attached to the policy;

o    the  date  the  original  policy  is  changed  to  paid-up  insurance,   if
     applicable;

o        the date the original policy is surrendered or terminated; or

o        the date the original policy lapses under the GRACE PERIOD provision.

Misstatement of Age or Sex. We will follow these rules:

o If a misstatement of either joint insured's age or sex is found before this option is exercised and the original policy's death benefit is reduced as a result, the face amount of each new policy will be based on the adjusted face amount of the current policy.

o If a misstatement of either joint insured's age or sex is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the original policy is changed for any reason, we will proportionately change the face amount available under the option.

DEATH BENEFIT

If the policy is in force on the date the last-to-die of the joint insureds dies, we will pay the death benefit to the named beneficiary. The death benefit before the policy anniversary nearest exact age 100 will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex and Partial Surrenders.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof Of Death

We will pay any death benefit payable because of the death of the second of the joint insureds to die when we receive due proof of the death of both joint insureds while the policy is in force. When the survivor dies, proof of death must be sent to our Administrative Office. We must be notified of the first death within a reasonable time, and in no event later than one year after the date of the first death. We will send the appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy before the policy anniversary nearest exact age 100. You choose the desired option in the application. If you do not choose a death benefit option on the application, Option 1 will automatically take effect.

You may change the option once per policy year after the first policy year by written request, subject to our consent. Changes in the death benefit option:

o will be effective on the policy anniversary following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on evidence of insurability of the joint insureds provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount; and

o may result in changes in the monthly deductions, including the monthly deduction rates.

Before the policy anniversary nearest exact age 100, the death benefit will be as follows:

For Option 1 (the level option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death;


b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death, plus the accumulation value of the base policy on the date of the survivor's death;

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death, plus the excess, if any, of all gross premiums paid for the base policy as of the date of the survivor's death over the sum of any partial surrenders, proportionate surrender penalties, surrender penalty free withdrawals and/or premium refunds on the date of the survivor's death; or

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

Beginning with the policy anniversary nearest exact age 100, the death benefit will be the greater of:

a) the death benefit factor multiplied by the accumulation value of the base policy as of the date of the survivor's death; or

b) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

If the Full Death Benefit Rider is in force on the policy anniversary nearest exact age 100, however, the death benefit beginning on that date will be the benefit as provided under the rider.

We will determine the accumulation value for the death benefit calculation using the prices calculated at the end of the valuation date on which the survivor died. If that date is not a valuation date, we use the prices calculated at the end of the next valuation date.

We will reduce the death benefit by any outstanding loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the base policy), and

o        you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions are based on net amount at risk for the base policy, Option 1 results in smaller monthly deductions for the same face amount of base policy coverage for the same joint insureds compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and

o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy.

Under Option 2, your death benefit is generally the sum of the face amount of the base policy coverage and the accumulation value. To the extent the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains the face amount of the base coverage, however, the portions of the monthly deductions based on the net amount at risk for the base policy will generally be higher than they would be for the same joint insureds under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and


o you want the death benefit to return the premium outlay as well as the face amount.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk for the base policy may be higher or lower than those you would be charged under Option 2.

Transfers After Survivor's Death

After we receive notice of the survivor's death, we may:

o transfer any portion of the accumulation value in a any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.

Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option. See APPENDIX B - SETTLEMENT OPTIONS.

Simultaneous Deaths of the Joint Insureds

If the joint insureds die simultaneously, any death benefit payable under the base policy will be paid as though the older joint insured died first.

Option to Change the Face Amount

Increasing the Face Amount. We will not allow an increase in the face amount of the policy.

Decreasing the Face Amount. You may request a decrease in the face amount of the policy if all of the following conditions are met:

o        You must make a written request to us.

o On the request date, the policy must be in force with at least one of the joint insureds alive.

o The decrease of the face amount may only be effective as of a policy anniversary.

o    The amount of the reduction in face amount must be at least $25,000.

o    The new face amount may not be less than our published minimum face amount.

The decrease of the face amount may cause a change in the monthly deduction charged.

A surrender penalty will result from the decrease in face amount if the decrease is made during the first 15 policy years or before the policy anniversary nearest exact age 100, whichever is earlier. Please see SURRENDER PENALTY DEFERRAL ENDORSEMENT on page XX.

We will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective.

The surrender penalty is equal to A times B divided by C, where:

A    is the full surrender penalty for the current policy year;

B    is the amount of the decrease allocated to the base policy; and

C    is the face amount of the base policy before the decrease.

After the decrease, the monthly deduction rates, monthly expense charges per $1,000 and any future surrender penalties will be based on the new face amount of the base policy.

If the face amount is decreased during any required premium period, we will recalculate the required premium per year for the remainder of the required premium period based on the new face amount. Face amount reductions may require reductions in the amount of coverage under the Estate Protection Rider (for policies issued before February 4, 2002) or the Secure Estate Rider (for policies issued on or after February 4, 2002), if either rider is in force at the time of the face amount decrease.

PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.


When you apply for a policy, you must elect a required premium per year amount. Your agent will tell you the minimum and maximum amounts that you may elect based on your proposed policy. As described below, the cumulative required premium per year must be paid during the first five policy years or the policy will enter the grace period and may lapse.

Paying the required premiums during the first five policy years does not guarantee the policy will not lapse. Even if you pay the required premiums during the first five policy years, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions due. If the Endorsement to Modify Grace Period is in effect on your policy, however, the policy will not enter the grace period due to the monthly deduction exceeding the available accumulation value, subject to the provisions of that endorsement.

We will accept any premium amount you send us while the policy is in force, subject to the Premium Limitation provision and the following conditions:

o The policy will not become effective until you pay the minimum initial premium shown on the policy's data page.

o You must pay the required premium per year for the base policy during the first five policy years. These premiums may be paid cumulatively in advance. At the end of each of the first five policy years, we will calculate the cumulative total of all gross premiums paid for the base policy, less any premium refunds, partial surrenders and surrender penalty free withdrawals. We will divide this total by the number of years since the policy date. The resulting amount must equal or exceed the required premium per year for the base policy during the required premium period, or your policy will enter the grace period, even if the accumulation value is greater than the monthly deductions due. If you do not pay the required premium by the end of the grace period, your policy could lapse. The Endorsement to Modify Grace Period does not prevent the policy from entering the grace period, and potentially lapsing, due to failure to pay the required premium per year. If your policy lapses due to failure to pay the required premium per year, any net cash value will be paid to you if the Automatic Premium Loan Endorsement is not exercised.

o You may pay premiums at any time before the policy anniversary nearest exact age 100. Each premium must be at least $25 and may not exceed the limits described in the Premium Limitation section below.

After the end of the fifth policy year, premium payments are flexible as to amount and frequency within limits, and no premiums may be paid into the policy after the policy anniversary nearest exact age 100.

After the fifth policy year, we will continue to provide you with a notice of your planned premium payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the Endorsement to Modify Grace Period). If you stop paying premiums after the required premium period, your coverage will continue until the net cash value is insufficient to pay the monthly deduction due. At that time, your policy will enter the grace period. Beginning with the policy anniversary nearest exact age 100, premium billing will stop and no further premium payments will be accepted.

Premium Qualification Credit

At the end of each of the first five policy years, we will calculate the total of gross premiums paid for the base policy. From this total, we will subtract any premium refunds, partial surrenders and surrender penalty free withdrawals. If the result equals or exceeds the required premium per year for the base policy during the first five policy years times the number of years since the policy date, we will deposit a premium qualification credit to your accumulation value at the beginning of the next policy year on the policy anniversary.

The amount of the credit will be a specific percentage of the required premium per year for the base policy during the first five policy years. The premium qualification credit is currently equal to 2% of the required premium per year.

We will not credit the premium qualification credit if the amount of premium required, as described above, is not received by the end of each policy year.

The premium qualification credit will be allocated among your investment options according to the most recent premium allocation election we have received from you. We will allocate the premium qualification credit on the policy anniversary if that day is a valuation date. If the policy anniversary is not a valuation date, we will allocate the premium qualification credit on the next valuation date.

Premium Limitation

We reserve the right to refund any unscheduled premium during any policy year if the total premium paid:

o increases the difference between the death benefit and the accumulation value; and

o is more than $10 per $1,000 of face amount and more than three times the total of the monthly deductions for the previous policy year.

We also reserve the right to refund any unscheduled premiums that exceed $25,000 in any 12-month period. We will not refund any amount if doing so would cause the policy to enter the grace period before the next policy anniversary.

The amount refundable will not exceed the net cash value of the policy. If the entire net cash value is refunded, we will treat the transaction as a full surrender of the policy.

If we believe any portion of a premium payment will cause a policy to become a MEC under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgment noted above and will credit the net premium to the policy according to our regular premium allocation rules.



Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the grace period and any premium requirements that may be in effect.

Automatic Premium Loan Endorsement

You may elect on your application to add the Automatic Premium Loan (APL) Endorsement to your policy. We may also permit you to add the endorsement at a later date. If the endorsement is in effect on your policy, then, if any portion of the required annual premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have enough net cash value to pay both the required annual premium due and the interest due on the automatic premium loan. If the policy does not have enough net cash value to pay both the required annual premium due and the interest due on the automatic premium loan, the policy will lapse, subject to the NONFORFEITURE provisions.

We will deduct the automatic premium loan, including the loan interest due in advance, from your investment options on a pro-rata basis. We will then transfer the automatic premium loan and applicable interest to the loan account. We will credit the net loan amount under the APL provisions as a premium payment on the same date that we take the loan. We will allocate the net premium amount under the APL provisions according to your current premium allocation elections. The automatic premium loan and applicable interest will be effective on the last day of the grace period. If that day is not a valuation date, the automatic premium loan with applicable interest, will be effective on the next valuation date.

The automatic premium loan will be subject to all other provisions and limitations that apply to policy loans.

The Automatic Premium Loan Endorsement is only effective during the first five policy years with regard to the required premium per year provision. The Endorsement will terminate after the end of the fifth policy year.

ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 331/3% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests.

Your premium allocation election applies to all net premiums credited to your policy.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.

Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o        the date we approve the issuance of the policy;

o        the policy date;

o        the date we receive the minimum initial premium; or

o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.

UNITS AND UNIT VALUES

Valuation of Units

We will allocate the net premiums, transfers and any applicable premium qualification credits to the separate account to purchase units in the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the mount is allocated. If the day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a) increased by a net premium, premium qualification credit or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or


c)       changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                                           {(A x B) minus C}
                                                                   D
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is a charge for each day in the valuation period equal to the net assets of the sub-account multiplied by the daily mortality and expense risk factor.

D is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in calculation of the unit values.

ACCUMULATION VALUE

Determination of Accumulation Value

Each policy has an accumulation value, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.

The accumulation value at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the policy on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o        the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the policy on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the fixed account, see APPENDIX A - THE FIXED ACCOUNT.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request.


During the first 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier, we will assess a pro-rata surrender penalty on any surrender amount that exceeds the amount eligible for the surrender penalty free withdrawal described below.

The surrender penalty is equal to A times B divided by C, where:

A is the surrender amount you request that exceeds the amount eligible for a surrender penalty free withdrawal;

B    is the surrender penalty factor for the current policy year; and

C    is 1000 minus the surrender penalty factor for the current policy year.

The surrender penalty factors vary by policy year and are shown in the policy data pages.

If the surrender penalty calculated is less than $25, then we will assess a $25 surrender penalty. We will assess a $25 surrender penalty charge for a partial surrender in excess of the amount eligible for surrender penalty free withdrawal if the partial surrender is taken after the 15th policy year.

We will deduct from the accumulation value:

o        the surrender amount; and

o the surrender penalty on any surrender amount that exceeds the amount eligible for surrender penalty free withdrawal.

We will deduct the requested surrender amount from your investment options on a pro-rata basis, unless you provide us a different allocation in a form and manner acceptable to us.

We will allocate any surrender penalty to your investment options in proportion of A divided by B, where:

A is the dollar amount of the surrender amount requested allocated to an investment option; and

B    is the total surrender amount.

We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

If you choose death benefit Option 1, we will also deduct from the policy's face amount:

o the partial surrender amount requested that exceeds the surrender penalty free withdrawal amount; plus

o the surrender penalty on the surrender amount requested that exceeds the surrender penalty free withdrawal amount.

If you choose death benefit Option 3, we will also deduct from the policy's face amount:

o        the surrender amount you request that exceeds the greater of:

a)       the surrender penalty free withdrawal amount; or

b) all gross premiums paid minus the sum of all previous surrenders, surrender penalties and premium refunds; plus

o        any applicable surrender penalty.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

In any policy year, the maximum amount that you may receive by partial surrender is:

o        the accumulation value of the base policy; minus

o        any existing policy loans; minus

o        the sum of three monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges and without reductions in face amount. The amount available is the lesser of:


o 10% of the accumulation value, minus the sum of all surrender penalty free withdrawals since the last policy anniversary; or

o    the maximum amount available as a partial surrender.

Whenever you request a partial surrender after the first policy year, we will process the amount that is eligible as a surrender penalty free withdrawal. We will process the remainder of any amount you request as a partial surrender.

We will deduct the entire partial surrender amount you request from the accumulation value. The full partial surrender amount you request will be deducted from your investment options on a pro-rata basis, unless you choose the investment options you want to allocate the full partial surrender to. If you choose this option:

o        you must request it in a form and manner acceptable to us; and

o        your request must be in good order.

We will deduct the surrender penalty free withdrawal from your investment options in the same manner that we would deduct a partial surrender.

NONFORFEITURE OPTION - FULL
SURRENDER

You may surrender the policy at any time for its net cash value.

The surrender amount and the surrender penalty will be deducted from your accumulation value on the date we receive your surrender request in good order.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date.

We will charge a surrender penalty for surrenders during the first 15 policy years. There is no surrender penalty for the base policy after the first 15 policy years, or the policy anniversary nearest exact age 100, if earlier.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences.

For policies with a policy date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

o        Your policy is in force in the calendar year 2010; and

o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

o You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.

POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

The maximum loan amount for the policy is equal to the accumulation value, minus the total of:

a)       any outstanding loan(s) on the policy; plus

b)       interest on the amount of the loan to the end of the policy year; plus

c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions.

If the survivor dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit.

The loan will be secured by that portion of the accumulation value equal to the amount of the loan.

We will deduct the net loan amount from your investment options on a pro-rata basis, unless you provide us with a different allocation election acceptable to us, and transfer that amount to the loan account.

If the survivor dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit to the beneficiary.

We will credit interest with respect to outstanding loans at a rate equal to 4% per year. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned,, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The loan account is part of the fixed account. The loan account includes outstanding loans.

Loan Repayment

You may repay any part of an outstanding loan at any time while either joint insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest exact age 100. When we receive a loan repayment, we will apply it to the outstanding loan. The loan repayment will be allocated first to the most recent portion of the outstanding loan, and then to the next most recent portions in order. For each such portion of the loan being repaid, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will enter the grace period if the monthly deduction due and any loan interest due that is not paid in cash is greater than (a) the accumulation value less any outstanding loans during the required premium period, or (b) the net cash value after the required premium period.

You may pay loan interest in cash. We will treat the payment as a loan repayment if you clearly identify the payment as a loan repayment or a payment of loan interest due. Loan interest for each year is added to your loan. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. The loan interest deduction and transfer will be effective on the policy anniversary. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. Any loan interest paid in cash will be applied to the loans in the order in which they were made.

Loan Interest Charged

You must pay interest on the total loan balance each year in advance. The interest is due on the policy anniversary. The loan interest rate depends on the policy year during which the loan interest is due, as follows:

o For loan interest due during policy years 1 through 10, the loan interest rate is 4.75% (4.53% in advance).

o For loan interest due during policy years 11 through 20, the loan interest rate is 4.50% (4.30% in advance).

o For loan interest due during policy years 21 and later, the loan interest rate is 4.25% (4.07% in advance).

We may charge lower rates than those shown above, but we will never charge higher rates.

If you do not pay the interest in cash when it is due, we will add the amount of the interest to the loan. We will charge interest on this amount based on the loan interest rate in effect for the policy year during which the loan interest is due. Any loan interest added to your loan will be deducted from your investment options on a pro-rata basis.

Currently, we charge loan interest rates of 4.50% (4.30% in advance) during policy years 1 through 10; 4.25% (4.07% in advance) during policy years 11 through 20; and 4.00% (3.84% in advance) during policy years 21 and later.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any outstanding policy loan from the proceeds payable when the survivor dies or from a full surrender.

The policy will enter the grace period and may lapse at the end of that period if the monthly deductions due on any monthly policy date exceed (a) the accumulation value of the policy minus any outstanding loan during the required premium period; or (b) the net cash value of the policy after the required premium period. As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from the policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of you policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy loan will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income. For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.

GRACE PERIOD

During the first five policy years, a grace period is a period of 61 days starting on:

o a policy anniversary on which the cumulative required premium per year for the base policy has not been paid; or

o a monthly policy date when the accumulation value minus any existing loan is less than the total monthly deduction due.

During the first five policy years, failure to pay sufficient premium to meet the cumulative required premium per year amounts will cause your policy to enter the grace period, even if the accumulation value is greater than the monthly deductions due.

After the fifth policy year and before the policy anniversary nearest exact age 100, the policy will enter the grace period on any monthly policy date when the net cash value is less than the total monthly deductions due.

By current practice, however, we will continue the coverage and the policy will not enter the grace period beginning in the sixth policy year because the monthly deduction is greater than the net cash value so long as the following conditions are met:

o the policy owner continues to pay sufficient premium such that at the end of each policy year the cumulative premium paid satisfies the amount of the cumulative required premium per year for the number of years since the policy date;

o the monthly deductions due are not greater than the accumulation value minus any outstanding loan; and

o the policy owner does not take any partial surrenders, including surrender penalty free withdrawals.

For this purpose, the amount of required premium is based on the minimum required premium that you could have chosen for the policy, not the amount you committed to pay at the time of the application if you elected to pay a higher amount.

After the policy anniversary nearest exact age 100, a grace period is a period of 61 days starting on a policy anniversary on which any loan interest due has not been paid in cash, and the accumulation value minus any existing loan is less than the loan interest due.

If the policy enters the grace period, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the policy in force. You must pay this amount before the grace period ends. If you do not pay enough, the policy will lapse at the end of the 61 day grace period. If there is any net cash value remaining at the end of the grace period, we will apply it to the nonforfeiture option. If there is no net cash value remaining at the end of the grace period, the policy will lapse.

During the grace period, we will not charge interest on the amount due. If the survivor dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the survivor died.

REINSTATEMENT

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest exact age 100.

o If only one joint insured is alive when you request reinstatement, the first death must have occurred before the end of the grace period, and you must submit proof of such death before the reinstatement.

o    Evidence of insurability satisfactory to us must be given to us by:

a) both joint insureds, if the lapse occurred while both joint insureds were living; or

b)   the survivor, if lapse occurred after the first death.

o If any loans existed when the policy lapsed, you must repay or reinstate such loans, with interest. Interest will be compounded annually from the date of lapse. Interest will be at the loan reinstatement interest rate. The loan reinstatement interest rate will not exceed an effective annual rate of 4.75% (4.53% in advance).

o The reinstated policy will be subject to the minimum premium requirement during the first five policy years. This means that the required premium period will be calculated from the original policy date. It does not start over.

If the policy lapsed during the required premium period, and is reinstated in a different policy year, you must pay a premium large enough to meet the minimum premium requirement at the time of reinstatement, with interest. Interest will be compounded annually at the reinstatement interest rate of 6%. If the policy lapsed after the required premium period, or if it lapsed during one of the first 5 policy years and is reinstated in the same policy year, you must pay a premium large enough to cover two monthly deductions due when the policy lapsed and three monthly deductions due when the policy is reinstated. The amount equivalent to two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

o You must repay any net cash value given to you at the time of lapse, with interest. Interest will be compounded annually at the reinstatement interest rate of 6%.

o If the policy is reinstated within the first 15 policy years or before the policy anniversary nearest exact age 100, whichever is first, any applicable surrender penalties in effect for the reinstated policy will be calculated from the original policy date.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any net cash value we paid to you at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty and any net cash value you repay at reinstatement among your investment options in the same proportion as these amounts were deducted at the time of lapse.

We will allocate the amount you pay within one valuation date after the later of:

o        the valuation date that we approve the reinstatement; or

o    the valuation date that we receive the required premium and other payments.

OTHER BENEFITS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders or endorsements become part of the monthly deductions, unless we specify otherwise. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Guaranteed Policy Split Option Rider

A policy split may have tax consequences. You should consult a qualified tax adviser.

This rider will be added by us at issue to your policy at no additional charge to you if the joint insureds each qualify for the rider under our current underwriting guidelines. There are no monthly deductions associated with this rider. Adding this rider does not increase your minimum required premium per year. Under this rider, you may apply, subject to the following conditions and restrictions, to exchange the original policy for two individual fixed life insurance policies, one on each of the lives of the joint insureds, if either of the contingent events listed below occurs. A new policy may not exceed 50% of the face amount of the original policy. The new policies will not be variable policies.

Under this rider, you will not need to submit new underwriting evidence on either joint insured to qualify for either individual policy. Additionally, the new policies would have the same policy date as the current policy.

The accumulation value less any outstanding loans under the original policy will be allocated to each new policy in the same ratio which the face amount of each new policy bears to the face amount of the original policy. Any remaining net cash value will be paid to you as a partial surrender.

Contingent Events. You may apply for the option if either of the following events occurs:

o A final divorce decree has been issued with respect to the marriage of the joint insureds. The joint insureds must have been married to each other when the original policy was issued.

o A change to federal estate tax provisions of the Code has occurred which results in either (a) or (b):

a) Code Section 2056(a), or its successor, is amended so as to eliminate or reduce the federal estate tax unlimited marital deduction.

b) Code Section 2001, or its successor, is amended so that the federal estate tax rates are reduced. The reduction must be such that the amount of federal estate tax that would be due at the death of the survivor is 50% or less of the tax that would have been due before the change to the Code.

We will not notify you of any tax law changes that may affect the original policy.

Application. To exercise this option, you must notify our Administrative Office in writing within 6 months of the date that either of the contingent events occur. In the case of events involving changes to the Code, we will count the 6 months from the date of the change in the Code.

We must also receive all of the following items in order to process the exchange:

o The release of any lien against or assignment of the original policy. However, you may, instead, submit written approval by the lienholders or assignees of the exchange of policies in a form and manner satisfactory to us with such other documents that we may require.

o        The original policy.

o A policy change application containing your request to exercise this option and your request to surrender the original policy.

o        A copy of the final divorce decree, if applicable.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the original policy and the policy change application to be the application for each new policy.

Effective Date. If we approve the exchange, the effective date of the new policies will be the date the option is exercised.

New Policy. The exchange must be to a flexible premium adjustable life policy, on a policy form designated by us for such purpose. We will have at least one form available for exchanges. Each new policy issued will be based on the age, class of risk and smoking status of the applicable joint insured as of the date the original policy was issued. The premiums for each new policy will be based on our published rates in effect on the date of the request to split the original policy. Riders that form a part of the original policy, and any new riders requested, will become a part of each new policy only if we agree to provide them on the date of the exchange. Each new policy will take effect immediately upon the termination of the original policy. Under no circumstances will we pay a death benefit under both the original policy and the new policy.

The policy date of each new policy will be the same as the policy date of the original policy.

Loans. Any policy loan will be divided and transferred on a proportionate basis to each new policy.

Exchange Adjustments. The following adjustments may be made at the time of the exchange:

o If you receive a new policy on each joint insured for 50% of the face amount of the original policy and the original policy is in the surrender penalty period, we will waive the surrender penalty applicable to the original policy.

o If you receive a new policy on either of the joint insureds for less than 50% of the face amount of the original policy and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the accumulation value, less any loans, not applied to the new policy. We will also deduct the proportionate portion of the loan not applied to the new policy from any cash value refund.

o If you receive a new policy on only one joint insured and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the portion of the accumulation value, less any proportionate portion of the loan attributable to that joint insured.

o    The minimum initial premium for each new policy will be equal to:

a) the cumulative total of the required annual premiums applicable to the new policy for the number of years that the original policy was in force; minus

b) the total accumulation value, net of any loans, transferred to the new policy.

     We will apply this one time premium to the new policy as a gross premium.

Ownership. The owner of a new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this in the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Suicide and Incontestability. If we approve the exchange, the period for which the joint insureds were covered before the date of the exchange will be used to reduce the time period for the suicide exclusion and incontestability provision under the new policies.

If the original policy is contested, subject to the incontestability provision of the original policy, we will cancel the rider. If the original policy's premiums are refunded under its suicide exclusion, we will cancel the rider.

Termination. The rider terminates on the earliest of the following dates:

o        the date of the first death;

o the date you elect to exchange the original policy under the Guaranteed Exchange Option Rider or the Option to Split Policy under the original policy;

o    the  date  the  original  policy  is  changed  to  paid-up  insurance,   if
     applicable;

o        the date the original policy is surrendered or terminated; or

o        the date the original policy lapses under the GRACE PERIOD provision.

Reinstatement of the Rider. If the original policy and the attached rider lapse, you may reinstate the rider at the same time the original policy is reinstated. We will, however, require acceptable proof of insurability on both joint insureds.

Misstatement of Age. We will follow these rules:

o If a misstatement of either joint insured's age is found before this option is exercised and the original policy's death benefit is reduced as a result, the face amount of each new policy will be based on the adjusted face amount of the current policy.

o If a misstatement of either joint insured's age is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age provision of the new policy.

Policy Changes. If the face amount of the original policy is changed for any reason, we will proportionately change the face amount available under the option.

Endorsement to Modify Grace Period

This endorsement allows your policy to remain in force even though the accumulation value is not sufficient to cover the monthly deductions due, subject to the terms of the endorsement.

This endorsement will be added to your policy at the time of issue if the death benefit option selected is Option 1 (level death benefit option) and the endorsement is approved in the state in which you apply for the policy. If you change the death benefit from Option 1 to either Option 2 or 3 in the future, the endorsement will terminate. Adding the endorsement does not increase your minimum required premium for the first five policy years. While there is no direct charge or additional monthly deduction for the endorsement, the Select Monthly Premiums must be paid to maintain the benefits of the endorsement, subject to all other terms of the endorsement.

For purposes of the endorsement, the following definitions will apply:

Net Deposits mean the total premiums paid, less the sum of any premium refunds, partial surrenders, and surrender penalty free withdrawals, since the policy date. In calculating the net deposits, premium paid in a policy year before the policy year in which the select monthly premium is due will reflect a time value of money at 4 % per year.

Select Monthly Premium is the amount you must pay each month during the select period to maintain the endorsement. This amount is shown in the policy data page. Select Monthly Premiums may be paid cumulatively in advance.

During the select period, the policy will not enter its grace period due to lack of accumulation value if:

o        there is no outstanding loan;

o the select monthly premium requirement has been met. The select monthly premium requirement will be met if, at the start of each policy month, the net deposits equal or exceed the cumulative select monthly premiums due since the policy date; and

o        Death Benefit Option 1 is, and has always been in effect.

If all three of the above requirements are met, the grace period will be modified so that the base policy and the endorsement will remain in force. If the grace period is modified, all other riders, except for the Full Death Benefit Rider, will be terminated. Any conversion privilege included in the terminated riders must be exercised at that time or they will be forfeited.

The endorsement does NOT prevent the policy from entering the grace period during the first five policy years due to failure to meet the required premium per year payment amounts.

The select period is the first 20 policy years or the policy anniversary nearest the 100th birthday of the younger of the joint insureds, if earlier. The select monthly premium will vary by policy and will be specified on the policy data pages.

We will continue to deduct the monthly deductions from the accumulation value as they come due. These monthly deductions will be held in the fixed account as "negative accumulation value". When you make additional premium payments to your policy, we will deduct the negative accumulation value from your net premium payments before allocating any remaining net premium to your policy's accumulation value.

If your Select Period ends before the policy anniversary nearest the younger insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will enter the grace period at the end of the Select Period. To keep your policy from lapsing, you will need to pay sufficient premium to provide accumulation value to cover the negative accumulation value plus two current monthly deductions.

If your Select Period ends on the policy anniversary nearest the younger insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will terminate when the Select Period ends, unless the Full Death Benefit Rider is in effect on your policy at that time. If the Full Death Benefit Rider is in effect on the policy, the death benefit will continue as specified in that rider.

Policy Changes. If you request an increase or decrease in the face amount of the policy during the select period, the select monthly premium will be adjusted from that point forward. The select period will not be adjusted.

Automatic Termination. The endorsement will automatically terminate when the first of the following events occurs:

o        the select monthly premium requirement is not met;

o        the select period ends;

o        you change the death benefit option from Option 1 to another option;

o the policy is exchanged under the Guaranteed Exchange Option, the Option to Split the Policy, or the Guaranteed Policy Split Option Rider, if applicable; o the policy is changed to paid-up insurance, if applicable; or

o        the policy terminates for any reason.

Reinstatement. If the endorsement terminates solely due to the select monthly premium requirement not being met, you may reinstate the endorsement within 30 days of the termination date.

To reinstate the endorsement, you must, within 30 days from the termination date:

o        request reinstatement in writing; and

o        pay us the necessary premium to reinstate the endorsement.

The necessary premium to reinstate the endorsement is equal to:

o the difference between the cumulative select monthly premiums due and the net deposits as of the termination date; plus

o two select monthly premiums or, if less, the select monthly premiums due to the end of the select period.

Reinstatement of the endorsement will be subject to all other provisions of the endorsement. It is our current practice to determine whether the select monthly premium requirement has been met only at the end of a policy year. We may resume monthly checking of the requirement at any time, without advance notice.

Accelerated Death Benefit Option
Endorsement

This endorsement will be added to your policy at issue so long as the endorsement is approved in the state in which you apply for the policy. Adding the endorsement does not result in an increase in your minimum required premium for the first five policy years. There is no monthly deduction or other charge for the endorsement unless you take an accelerated death benefit payment. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy and will also result in a reduction of the accumulation value.

An accelerated death benefit is only payable:

o        after the death of the first of the joint insureds; and
o upon submission of satisfactory evidence that the survivor has a terminal illness qualifying for the benefit.

Other conditions apply which determine whether an accelerated death benefit is payable.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o        $250,000; or

o 75% of the combined policy basic death benefit for all policies insuring the survivor that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy loan.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any unpaid premium in accordance with the grace period provisions.

We will deduct a $250 administrative fee from each accelerated death benefit payment.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the survivor's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the survivor has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the survivor's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the survivor or member of either your or the survivor's immediate family, and

o    who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or diagnosis is made, and

o    who is acting within the scope of his or her license.

Limitations.  The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o    You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying (a) by (b), where:

a)       is the Accelerated Death Benefit; and

b)       is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2)       the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and required premium will be adjusted as of the effective date of this option. The adjustments to the basic death benefit will be made in the following order:

o level term rider(s) on the survivor, if any, beginning with the most recent rider; and
o        remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain a additional medical opinions and to have the survivor examined at our expense by a physician of our choice.

Payment of Claims. We will pay the Accelerated Death Benefit in a lump sum to you. If the survivor dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the survivor's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the survivor's terminal illness.

Full Death Benefit Rider

This rider may only be added to the policy at the time the policy is issued. You must request the rider at the time of application. Adding this rider may increase your minimum required premium per year for the first five policy years. It will also affect your monthly deduction, as described below.

If you elect this rider and the rider is still in force, then, beginning with the policy anniversary nearest the 100th birthday of the younger of the joint insureds, the death benefit will be as defined and determined on the day before the policy anniversary nearest exact age 100. The death benefit will be subject to adjustments after age 100 for misstatement of age or sex, the grace period and the reinstatement provisions.

Monthly Deduction. We will take the monthly deduction for this rider starting on the policy anniversary nearest exact age 90. We will continue to take the monthly deduction for this rider until the policy anniversary nearest exact age 100.

Termination. The rider will terminate on the earliest of:

o        the date the survivor dies;

o the date the policy is continued under a nonforfeiture option, if applicable;

o        the date we receive your written request to terminate the rider; or

o the date we receive your written request to surrender or terminate the policy.

Estate Protection Rider

This rider applies only to policies issued before February 4, 2002.This rider will increase your minimum required premium per year for the first five policy years. It will also affect your monthly deduction, as described below.

If the survivor dies during the first four policy years while the rider is in effect, we will pay the rider amount to the beneficiary. No death benefit is payable on the first death. The rider benefit is payable only on the death of the surviving insured (the second insured to die), if both deaths occur during the first four policy years. The rider amount is in addition to the death benefit payable. The maximum rider benefit is 125% of the face amount of the base policy. The rider amount is shown in the policy data page.

Rider Premium. While this rider is in force, each month, we will take the monthly deduction for this rider as part of the total monthly deduction from the accumulation value.

Reinstatement. If the rider lapses, you may reinstate it at any time before its expiration date. However, we will require acceptable proof of insurability from both joint insureds.

No Cash Value or Dividends. The rider does not have cash value, and does not participate in our profits or surplus.

Beneficiary. The beneficiary will be the same as the beneficiary for the base policy.

Termination of the Rider. The rider terminates on the earliest of the following dates:

o        the end of the fourth policy year;

o        the date the policy lapses;

o        the date the policy is changed to paid-up insurance, if applicable;

o        the date the policy is surrendered;

o the date the policy is exchanged under the Option to Split the Policy or the Guaranteed Policy Split Option;

o the date the benefit provided under the Endorsement to Modify the Grace Period becomes effective, if elected; or

o        the date we receive your written request to terminate this rider.

Secure Estate Rider

This rider may only be added to the policy at the time the policy is issued. Adding this rider will increase your monthly deductions for the policy, as described below. Adding the rider also increases the required premium per year for the policy and the select monthly premium amount of the Endorsement to Modify Grace Period.

The Secure Estate Rider is a 10-year level term insurance rider. It is generally available to proposed insureds between the ages of 16 and 80 at issue on policies with a minimum base policy face amount of $1,000,000. If you elect and we approve the coverage under this rider and if the surviving insured dies during the first 10 policy years while the rider and the base policy are in force, we will pay the rider death benefit in addition to the base policy death benefit.

The minimum rider amount is $500,000. The maximum rider amount is three times the base policy face amount.

At the end of the tenth policy year, you may elect to continue part or all of the rider coverage amount by increasing the base policy's face amount. No evidence of insurability is required to exercise the option to continue coverage. An Option Election Charge will be assessed in policy years 11 through 15 if coverage is continued. Any coverage amounts not continued expire at the end of the tenth policy year.

Monthly Deductions. We will take the monthly deduction for the rider during the first 10 policy years. The current monthly deduction rates are guaranteed for the first five policy years. If you elect to continue part or all of the rider coverage after the end of the first 10 policy years, we will take the Option
Election Charge as part of the monthly deduction for the base policy during policy years 11 through 15.

Termination. You may terminate the rider at any time before the end of the tenth policy year by sending us written notice. The rider automatically terminates at the end of the tenth policy year. The rider will also terminate if you exchange the policy under the Guaranteed Exchange Option provision of the policy, the Option to Split the Policy provision of the policy or the Guaranteed Policy Split Option Rider.

Possible advantages to you of electing coverage under the rider rather than as additional base policy face amount are:

o The monthly deductions for the rider coverage during the first 10 policy years are less than for an equivalent amount of base policy coverage on the same joint insureds; and

o You may terminate the rider coverage without incurring surrender penalties for a face amount reduction.

You may want to consider obtaining part of your survivorship policy coverage under the rider if you are uncertain about your long term life insurance needs and are looking for additional flexibility in your estate planning.

A possible disadvantage of selecting the rider for part of your coverage is that you will incur an Option Election Charge during policy years 11 through 15 for rider coverage amounts you elect to continue. This may result in higher premium payments over the duration of the policy than you would have paid if you had taken a base policy for the full amount of coverage at issue. This charge does not apply for base policy coverage provided from the start of the policy.

Surrender Penalty Deferral Endorsement

This endorsement may only be added to the policy at the time the policy is issued. There is no charge for this endorsement. If approved in the state in which you apply for the policy, the endorsement will be added to your policy at issue if the required premium per year for your policy is at least $50,000 and you request the endorsement on your application.

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for the policy, we will assess the deferred surrender penalty plus the surrender penalty due from this subsequent transaction.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.

OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable with respect to either joint insured after it has been in force during the lifetime of that joint insured for two years from the date of issue. This provision does not apply to any rider or endorsement providing benefits specifically for disability or death by accident.

We must be notified of the first death if it occurs during the first two policy years. If the policy is rescinded for any contestable reason (e.g. material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders and any outstanding loans and loan interest due. The policy will be rescinded as of the policy date.

Suicide

If either joint insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due. The policy will be rescinded as of the policy date.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefit payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Misstatement of Age or Sex in the
Application

If there is a misstatement of both or either joint insured's age or sex in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or sex. There will be no adjustment beyond exact age 100, except as provided under the Full Death Benefit Rider.

FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our life insurance company subsidiaries. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for taxes paid or for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should not be taxable until received by you or your designee, unless the policy is a modified endowment contract.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements. The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial surrender, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code
Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States. The payment of death benefits is generally non-taxable and not subject to withholding.




Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test during any seven year test period if the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans and other distributions made before the survivor's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, increases in cash value may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any amount includible in gross income from a MEC distribution is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period. Furthermore, any loan, pledge, or assignment of, or any agreement to assign or pledge any portion of a MEC's cash value is treated as producing an amount received for purposes of these MEC distribution rules.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A(d), the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

VOTING RIGHTS

Transamerica  is  the  legal  owner  of  all  portfolio   shares  held  in  each
sub-account. As the owner, we have the right to vote at a portfolio's shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation value in the sub-account. If any federal securities laws or regulations or their interpretation change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the separate account that do not relate to the policies.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and
B    is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard voting instructions policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the portfolios. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to policy owners.

REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premium qualification credits, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.

Scheduled   periodic   transactions,   such  as  monthly   premiums   under  the
pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.






DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


Brenda K. Clancy(1)                   Senior Vice President since 2000. Director of TOLIC since 1999.
                                      Senior Vice President, Corporate, of Transamerica Life Insurance
                                      Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company
                                      since 1996.



Douglas C. Kolsrud(1)                 Senior Vice President of TOLIC since 2000, Director since 1999.
                                      Director, Senior Vice President, Chief Investment Officer and
                                      Corporate Actuary, Investment Division, of Transamerica Life
                                      Insurance Company, (formerly PFL Life Insurance Company) since 1998.

Diane Meiners(2)                      Director and Vice President. Director (2001-present); Vice President
                                      (1999-present) of Transamerica.





Craig D. Vermie(1)                    Director of TOLIC since 1999. Director, Vice President and General
                                      Counsel, Corporate, of Transamerica Life Insurance Company,
                                      (formerly PFL Life Insurance Company) since 1990.

Ron F. Wagley, CLU(2)                 President and Director since 1999. Senior Vice President and Chief
                                      Agency Officer of TOLIC since 1993. Vice President of TOLIC from
                                      1989 to 1993.

John R. Kenney(6)                     Executive Vice President (February 2000 - present) of
                                      Transamerica; Chairman of the Board and Chief
                                      Executive Officer (June 1962 - present) of Western
                                      Reserve.

Janet M. Soppe(7)                     Executive Vice President (January 2000 - President) of Transamerica;
                                      President and Actuary (1991 - present) of AEGON Insurance Group -
                                      Long Term Care Division.

Larry N. Norman(1)                    Executive Vice President, Financial Markets Division (1999 -
                                      present) of Transamerica; and Director and Executive Vice President
                                      (1998 - present) of Transamerica Life Insurance Company.

Roy Chong-Kit(2)                      Senior Vice President and Actuary (1997 - and Actuary present); Vice
                                      President (1995 - 1997); and Actuary (1988 - 1997) of Transamerica.

Daniel E. Jund, FLMI(1)               Senior Vice President (1988 - present) of Transamerica.

William R. Wellnitz, FSA(5)           Senior Vice President and Actuary (1996 - and Actuary present) of
                                      Transamerica; and Vice President and Reinsurance Actuary (1988 -
                                      1996).

Sandy C. Brown(2)                     Senior Vice President (February 2001 - present), Vice President
                                      (September 1998 - February 2001) of Transamerica.

Kent G. Callahan(8)                   Senior Vice President (September 2000 - present), Vice President
                                      (September 1998 - September 2000) of Transamerica.

Bruce Clark(2)                        Chief Financial Officer and Senior Vice President (February 2001 -
                                      present), Vice President (October 2000 - February 2001) of
                                      Transamerica.

Catherine Collinson(2)                Senior Vice President (September 2000 - present), Vice President
                                      (March 1998 - September 2000) of Transamerica.

David M. Goldstein(2)                 Senior Vice President (February 2001 - present), Vice President
                                      (January 1988 - February 2001) of Transamerica.

Frank J. LaRusso(9)                   Senior Vice President (February 2001 - present), Vice President
                                      (December 1994 - February 2001) of Transamerica.

Thomas P. O'Neill(5)                  Senior Vice President (March 1999 - present), Vice President
                                      (December 1998 - March 1999) of Transamerica.

Frank Rosa(9)                         Senior Vice President (February 2001 - present), Vice President
                                      (August 2000 - February 2001) of Transamerica.

Joel D. Seigle(2)                     Senior Vice President (February 2001 - present), Vice President
                                      (March 1994 - February 2001) of Transamerica.

William H. Tate(2)                    Senior Vice President (August 2000 - present), Vice President (March
                                       1998 - August 2000) of Transamerica.

Eric B. Goodman(10)                   Senior Vice President and Chief Investment Officer (2001-present) of
                                      Transamerica; Head of Portfolio Management (1995 - present) of AEGON
                                      USA Investment Management Inc.; Portfolio Manager (1990 - 1994) of
                                      Providian Corp. (AEGON)

Wayne D. Bidelman(5)                  Senior Vice President (2000 - present) of Transamerica; Senior Vice
                                      President (1974 - 2000) of Security Life of Denver Insurance Company
                                      (Business Unit: Security Life Reinsurance, or now, ING Re).

James F. Bowman(5)                    Senior Vice President and Chief Agency Officer (2000 - present);
                                      Vice President (1998 - 2000) of Transamerica.

Ken Cochrane(1)                       Senior Vice President (2000 - present); Vice President (1998 - 2000)
                                       of Transamerica.

Richard L. Weinstein(2)               Senior Vice President (2000 - present); Vice President (1999 -
                                      2000); Second Vice President and Associate Actuary (1995 - 1999) of
                                      Transamerica.


Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

(1)  4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52449.
(2)  1150 South Olive Street, Los Angeles, California 90015.
(3)  300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.
(4)  600 Montgomery Street, San Francisco, California 94111.
(5)  401 North Tryon Street, Charlotte, North Carolina 28202.
(6)  570 Carillon Parkway, St. Petersburg, Florida 33716.
(7)  2705 Brown Trail, Bedford, Texas 76021.
(8)  Two Ravinia Drive, Atlanta, Georgia 30346.
(9)      1100 Walnut, Kansas City, Missouri 64106.
(10)     400 West Market Street, Louisville, Kentucky 40202




PERFORMANCE INFORMATION

We may advertise total return and average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and for mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies. Specifically, they will not include the current administrative charge of up to 6% of premium; the monthly deductions; any other fees or charges, nor the surrender charges for surrenders during the first 15 policy years. If these charges, fees and deductions were taken into consideration, the performance would have been substantially less. We may advertise other performance calculations.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

o    investment  alternatives  to  certificates  of deposit and other  financial
     instruments,   including   comparisons   between  the   policies   and  the
     characteristics of, and market for, the financial instruments.





DISTRIBUTION

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy. TSSC is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, or NASD.

TSSC was organized on February 26, 1986, under the laws of the state of Maryland. Broker-dealers sell the policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the policy commissions based on a commission schedule which provides for commissions of up to 90% of premium payments in the first year made up to a level we set; up to 4.5% of the excess over that for premiums paid in the first year; and up to 4.5% of premiums paid after the first year. We may also provide additional compensation through bonuses. TSSC's expenses related to its role as principal underwriter of variable insurance products are covered by those affiliated insurance companies which issue the contract. No amounts are retained by TSSC.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o        the administrative charge;

o        the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New
York, as well as in the District of Columbia, and in certain possessions and territories.

ADDITION, DELETION, OR SUBSTITUTION

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio.
We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940
Act, if we substitute shares in a sub-account that you own, we will provide you with advance notice and seek advance permission from the Commission. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

We reserve the right to create new sub-accounts for the policies when, in our sole discretion, marketing, tax, investment or other conditions warrant that we do. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant that we do.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes. Furthermore, if we believe it to be in the best interest of persons having voting rights under the policies, the separate account may be operated as a management company under the 1940 Act or any other form permitted by law. It may also be deregistered under such Act in the event that registration is no longer required. Finally, it may also be combined with one or more other separate accounts.

LEGAL PROCEEDINGS

There are no pending legal proceedings involving the separate account or its assets. Transamerica is not involved in any litigation that is materially important to its capital and surplus.

INDEPENDENT AUDITORS AND FINANCIAL
STATEMENTS

The statutory-basis financial statements and schedules of Transamerica Occidental Life Insurance
Company as of December 31, 2001 and 2000, and for each of the three years in the periods ended
December 31, 2001, and the financial statements of Separate Account VUL-4 at December 31, 2001 appearing in the prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing herein, and which are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Statutory-basis financial statements and schedules for Transamerica as of December 31, 2001, 2000 and
1999, and for each of the three years in the period ended December 31, 2001, are included in this prospectus, starting on the next page. The statutory-basis financial statements of Transamerica should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments.
Statements contained in this prospectus are summaries of the policy and other legal documents.
The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

FINANCIAL STATEMENTS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2001, 2000, and 1999

                 Transamerica Occidental Life Insurance Company

                     Financial Statements - Statutory Basis

                  Years Ended December 31, 2001, 2000, and 1999




                                    Contents

Report of Independent Auditors...........................................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................45
Schedule III - Supplementary Insurance Information......................................................46
Schedule IV - Reinsurance...............................................................................47



                         Report of Independent Auditors

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 2 to the financial statements, in 2001 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

                              /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 2002

                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds                                                                     $13,994,027      $14,404,438
   Preferred stocks:
     Affiliated entities                                                           1,068            1,740
     Other                                                                        71,829           77,603
   Common stocks:
     Affiliated entities (cost: 2001 - 415,348;
       2000 - $335,248)                                                          964,082          849,503
     Other (cost: 2001 - 411,193; 2000 - $479,874)                               421,560          600,594
   Mortgage loans on real estate                                               1,691,144        1,140,481
   Real estate                                                                    85,496           96,219
   Policy loans                                                                  411,306          417,849
   Cash and short-term investments                                               172,913          100,681
   Receivables for securities                                                          -            4,454
   Net short-term notes receivable from affiliates                               114,795           23,702
   Other invested assets                                                         601,144          278,629
                                                                       ------------------------------------
Total cash and invested assets                                                18,529,364       17,995,893

Federal and foreign income tax recoverable                                        40,456                -
Net deferred income tax asset                                                    105,070                -
Accrued investment income                                                        219,386          230,386
Premiums deferred and uncollected                                                243,404          215,315
Reinsurance receivable                                                           116,195          271,365
Accounts receivable                                                              103,620          159,949
General agents pension fund                                                       55,040          109,553
Funds withheld by affiliates                                                     562,853          262,448
Other admitted assets                                                            183,331          166,998
Separate account assets                                                        4,124,050        4,191,889






                                                                       ------------------------------------
Total admitted assets                                                        $24,282,769      $23,603,796
                                                                       ====================================










                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                   $  5,329,698     $  5,341,927
     Annuity                                                                   3,755,862        3,977,426
     Accident and health                                                          74,034          125,586
   Liability for deposit-type contracts                                        4,918,103        4,217,255
   Policy and contract claim reserves
     Life                                                                         32,527          351,135
     Accident and health                                                         104,983           43,341
   Other policyholders' funds                                                     15,035           15,785
   Municipal reverse repurchase agreements                                       368,209          438,723
   Remittances and items not allocated                                           119,068          124,862
   Asset valuation reserve                                                       179,307          331,625
   Interest maintenance reserve                                                   90,208           16,139
   Funds held under coinsurance and other reinsurance treaties
                                                                               2,591,742        2,520,027
   Reinsurance in unauthorized reinsurers                                         77,809           33,682
   Commissions and expense allowances payable on reinsurance assumed
                                                                                  23,126           95,725
   Payable for securities                                                         45,946                -
   Federal and foreign income taxes payable                                            -           22,694
   Payable to affiliates                                                          20,077           26,084
   Transfers to separate accounts due or accrued                                 (81,230)         (81,118)
   Other liabilities                                                             553,937          411,833
   Separate account liabilities                                                4,004,807        4,046,600
                                                                       ------------------------------------
Total liabilities                                                             22,223,248       22,059,331

Commitments and contingencies (Note 10)

Capital and surplus:
   Common stock, $12.50 par value, 4,000,000 shares authorized,
     2,206,933 issued and outstanding                                             27,587           27,587
   Paid-in surplus                                                               889,600          589,600
   Unassigned surplus                                                          1,142,334          927,278
                                                                       ------------------------------------
                                                                       ------------------------------------
Total capital and surplus                                                      2,059,521        1,544,465
                                                                       ------------------------------------
                                                                       ------------------------------------
Total liabilities and capital and surplus                                    $24,282,769      $23,603,796
                                                                       ====================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2001            2000            1999
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                     $1,176,575      $1,270,078      $1,192,299
     Annuity                                                     492,944       1,179,915         681,901
     Accident and health                                          66,672         118,827          57,531
   Net investment income                                       1,194,667       1,108,214       1,125,042
   Amortization of interest maintenance reserve                      629          (2,359)          4,739
   Commissions and expense allowances on reinsurance
     ceded                                                       308,252         415,788         469,910
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        34,348          36,536          16,821
   Other income                                                  232,625         153,589         528,952
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,506,712       4,280,588       4,077,195
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                562,473         723,471         402,475
     Surrender benefits                                        1,231,866       1,136,953         694,766
     Other benefits                                              721,076         924,707         935,940
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    423,176         328,852         392,921
         Annuity                                                (175,893)       (181,511)       (145,685)
         Accident and health                                     (30,092)         (3,632)         19,578
         Other                                                         -          10,792          (7,225)
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               2,732,606       2,939,632       2,292,770
   Insurance expenses:
     Commissions                                                 481,455         680,635         691,802
     General insurance expenses                                  249,466         331,316         272,168
     Taxes, licenses and fees                                     33,889          42,636          53,309
     Net transfer to (from) separate accounts                    (42,615)        175,350          50,572
     Reinsurance reserve adjustments                                   -          47,887         509,668
     Other                                                         6,229         138,410          22,767
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                                 728,424       1,416,234       1,600,286
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,461,030       4,355,866       3,893,056
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Gain (loss) from operations before dividends to
   policyholders, federal income tax expense
   (benefit) and net realized capital gains                       45,682         (75,278)        184,139





                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2001            2000            1999
                                                          -------------------------------------------------

Dividends to policyholders                                   $     9,073     $     9,377     $     9,294
                                                          -------------------------------------------------
Gain (loss) from operations before federal income tax
   expense (benefit) and net realized capital gains               36,609         (84,655)        174,845
Federal income tax expense (benefit)                             (11,575)          6,152          30,330
                                                          -------------------------------------------------
Gain (loss) from operations before net realized capital
   gains on investments                                           48,184         (90,807)        144,515
Net realized capital gains on investments (net of related
   federal income taxes and amounts transferred from/to
   interest maintenance reserve)                                  13,610         292,197          17,515
                                                          -------------------------------------------------
Net income                                                   $    61,794     $   201,390     $   162,030
                                                          =================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)


                                               Common Stock    Paid-in       Unassigned    Total Capital
                                                               Surplus        Surplus       and Surplus
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------

Balance at January 1, 1999                        $27,587       $372,538      $1,444,037     $1,844,162
   Net income                                           -              -         162,030        162,030
   Change in non-admitted assets                        -              -          (2,824)        (2,824)
   Change in unrealized capital gains                   -              -         119,420        119,420
   Change in asset valuation reserve                    -              -        (178,342)      (178,342)
   Dividend to stockholder                              -              -         (79,000)       (79,000)
   Change in liability for reinsurance in
     unauthorized companies                             -              -          (4,646)        (4,646)
   Change in surplus in separate accounts               -              -          16,637         16,637
   Change in surplus due to reinsurance                 -              -         (35,865)       (35,865)
   Prior year adjustments                               -              -         (14,710)       (14,710)
   Capital contribution                                 -        137,062               -        137,062
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 1999                       27,587        509,600       1,426,737      1,963,924
   Net income                                           -              -         201,390        201,390
   Change in non-admitted assets                        -              -          42,867         42,867
   Change in unrealized capital gains                   -              -        (528,752)      (528,752)
   Change in asset valuation reserve                    -              -         247,333        247,333
   Cash dividend to stockholder                         -              -        (135,000)      (135,000)
   Dividend of subsidiary to stockholder                -              -        (210,386)      (210,386)
   Change in liability for reinsurance in
     unauthorized companies                             -              -         (19,364)       (19,364)
   Change in surplus in separate accounts               -              -         (16,755)       (16,755)
   Change in surplus due to reinsurance                 -              -           9,587          9,587
   Partnership termination                              -              -         (46,671)       (46,671)
   Prior year adjustments                               -              -         (43,708)       (43,708)
   Capital contribution                                 -         80,000               -         80,000
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 2000                       27,587        589,600         927,278      1,544,465
   Cumulative effect of change in accounting
     principles                                         -              -          59,703         59,703
   Net income                                           -              -          61,794         61,794
   Change in non-admitted assets                        -              -          47,524         47,524
   Change in unrealized capital gains                   -              -        (110,781)      (110,781)
   Change in asset valuation reserve                    -              -         152,318        152,318
   Tax benefit on stock options exercised               -              -               2              2
   Change in liability for reinsurance in
     unauthorized companies                             -              -         (44,127)       (44,127)
   Change in surplus in separate accounts               -              -         (26,046)       (26,046)
   Change in net deferred income tax asset              -              -          60,600         60,600
   Change in surplus due to reinsurance                 -              -          10,659         10,659
   Correction of error                                  -              -           3,410          3,410
   Capital contribution                                 -        300,000               -        300,000
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 2001                      $27,587       $889,600      $1,142,334     $2,059,521
                                              =============================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
Operating activities
Premiums and annuity considerations                        $1,705,802       $ 1,676,491     $    319,552
Other policy proceeds and considerations                            -           278,093          212,546
Allowances and reserve adjustments received on
   reinsurance ceded                                          359,414           443,651        1,861,584
Investment income received                                  1,230,605         1,119,095        1,088,846
Other income received                                         420,057         1,851,376          141,247
Life and accident and health claims paid                     (612,487)         (665,369)        (266,727)
Surrender benefits and other fund withdrawals paid
                                                           (1,343,332)       (1,137,020)        (695,777)
Annuity and other benefits paid                              (760,578)         (653,975)        (962,151)
Commissions, other expenses and taxes paid
                                                             (856,560)       (1,083,271)      (1,027,317)
Dividends paid to policyholders                                (9,189)           (9,820)          (9,136)
Federal income taxes received (paid)                         (165,655)          208,049         (146,945)
Reinsurance reserve transfers and other                    (1,067,197)         (546,720)        (618,898)
                                                     ------------------------------------------------------
Net cash provided by (used in) operating activities
                                                           (1,099,120)        1,480,580         (103,176)

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                  8,563,654         5,872,493        2,993,985
     Stocks                                                   443,059         2,122,089          220,666
     Mortgage loans                                           117,761            15,173           11,248
     Real estate                                                4,938                 -            3,050
     Other invested assets                                     25,831             6,394              200
     Miscellaneous proceeds                                    84,864             1,079              407
                                                     ------------------------------------------------------
Total investment proceeds                                   9,240,107         8,017,228        3,229,556
Income taxes paid on net realized capital gains               (61,074)         (178,914)               -
                                                     ------------------------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                           9,179,033         7,838,314        3,229,556




                 Transamerica Occidental Life Insurance Company

                                         Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
Cost of investments acquired:
   Bonds                                                  $(8,111,235)      $(7,506,987)     $(3,656,035)
   Stocks                                                    (434,984)       (1,273,183)        (611,404)
   Mortgage loans                                            (667,399)         (771,604)          (9,800)
   Real estate                                                   (370)           (1,287)          (5,064)
   Other invested assets                                     (398,649)         (132,908)         (35,204)
   Miscellaneous applications                                 (40,278)           (1,242)         (93,194)
                                                     ------------------------------------------------------
Total cost of investments acquired                         (9,652,915)       (9,687,211)      (4,410,701)
Net decrease (increase) in policy loans                         6,543            (8,315)           1,094
                                                     ------------------------------------------------------
Net cost of investments acquired                           (9,646,372)       (9,695,526)      (4,409,607)
                                                     ------------------------------------------------------
Net cash used in investing activities                        (467,339)       (1,857,212)      (1,180,051)

Financing and miscellaneous activities Other cash provided:
   Capital and surplus paid-in                                300,000            80,000          137,062
   Deposits on deposit-type contract funds and              3,107,416                 -                -
     other liabilities without life or disability
     contingencies
   Other sources                                            2,227,912         1,971,505          914,148
                                                     ------------------------------------------------------
Total other cash provided                                                     2,051,505        1,051,210

Other cash applied:
   Dividends paid to stockholder                                    -          (135,000)         (79,000)
   Withdrawals on deposit-type contract funds
     and other liabilities without life or
     disability contingencies                              (2,720,630)                -                -
   Other applications, net                                 (1,276,007)       (1,571,646)         (70,086)
                                                     ------------------------------------------------------
Total other cash applied                                   (3,996,637)       (1,706,646)        (149,086)
                                                     ------------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                               1,638,691           344,859          902,124
                                                     ------------------------------------------------------
Net increase (decrease) in cash and short-term
   investments                                                 72,232           (31,773)        (381,103)

Cash and short-term investments:
   Beginning of year                                          100,681           132,454          513,557
                                                     ------------------------------------------------------
   End of year                                            $   172,913      $    100,681     $    132,454
                                                     ======================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2001


1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Insurance Corporation, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. The Company has two wholly-owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC) and Transamerica Life Insurance Company of New York (TONY). As discussed in Note 14, in 2000, the Company transferred its entire ownership interest in its subsidiary, Transamerica Life Insurance Company of Canada, in the form of a dividend to its parent. Also in 2000, the Company was redomiciled from California to Iowa.

Nature of Business

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)




1. Organization and Summary of Significant Accounting Policies (continued)

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required under GAAP.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of an other-than-temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received for and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Effective January 1, 2001, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds [except those to which the Securities Valuation Office
(SVO) of the NAIC has ascribed a value], mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments, which are valued in accordance with the NAIC Accounting Practices and Procedures Manual and Practices and Procedures Manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses swaps, interest rate caps and floors, options, swaptions and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $9,659, $1,518, and $-0-, respectively, with respect to such practices.

Premiums

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 9.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50 "Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $191,967, $350,784, and $255,210 in 2001, 2000, and 1999, respectively.

Other Income

Other income consists primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Prior Year Adjustments

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments of $3,410. These adjustments were made to balances in existence at December 31, 2000 and this write off has been treated as a correction of an error.

Prior year adjustments charged directly to surplus in 2000 relate to expenses incurred for sales practices litigation of $8,199, the write off of software of $30,043 and suspense adjustments of $5,466. There was no overall impact to surplus resulting from the software write off as this item was previously nonadmitted.

Prior year adjustments charged directly to surplus in 1999 relate primarily to expenses incurred for sales practices litigation of $7,710 and a suspense asset adjustment of $7,000.

Reclassifications

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Iowa Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $59,703 as of January 1, 2001. This amount was made up by the establishment of deferred income tax assets of $58,009 and investment adjustments that increased surplus by $12,724, offset by the establishment of a guaranty fund accrual of $4,317 and the establishment of a vacation accrual amount of $6,713.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Investment securities: Fair values for fixed maturity securities (including preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, other than affiliated entities, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

   Net short-term notes receivable from affiliates: The fair value for net short-term notes receivable from affiliates approximate their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2001                              2000
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds                                     $13,994,027     $14,318,212      $14,404,438    $14,562,288
   Preferred stocks other than                    71,829          71,781           77,603         78,621
     affiliates
   Common stocks other than affiliates           421,560         421,560          600,594        600,594
   Mortgage loans on real estate               1,691,144       1,725,209        1,140,481      1,170,426
   Policy loans                                  411,306         411,306          417,849        417,849
   Floors, caps, options and swaptions            20,460          23,573           47,543        109,800
   Interest rate and currency swaps               19,037          (9,528)          10,994         11,367
   Cash and short-term investments               172,913         172,913          100,681        100,681
   Net short-term notes receivable from
     affiliates                                  114,795         114,795           23,702         23,702
   Separate account assets                     4,124,050       4,124,050        4,191,889      4,191,889

   Liabilities
   Investment contract liabilities             7,129,511       7,023,710        7,275,853      7,187,031
   Separate account annuity liabilities        3,950,263       4,022,537        3,919,092      4,022,404

4. Investments

The Company's investment in common stocks of its wholly-owned subsidiaries, based on the statutory capital and surplus of the subsidiaries, is summarized as follows:

                                                                                         Carrying Amount
                                                                             Cost
                                                                       ------------------------------------
   December 31, 2001
   TALIAC                                                                     $298,418         $931,476
   TONY                                                                         98,600           32,606
   Other                                                                        18,330                -
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                              $415,348         $964,082
                                                                       ====================================




4. Investments (continued)

                                                                                         Carrying Amount
                                                                             Cost
                                                                       ------------------------------------
   December 31, 2000
   TALIAC                                                                     $238,418         $823,859
   TONY                                                                         83,600           25,470
   Other                                                                        13,230              174
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                              $335,248         $849,503
                                                                       ====================================

Certain statutory basis financial information with respect to TALIAC and TONY, the Company's wholly-owned insurance subsidiaries, is as follows:

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
                                                                       ------------------------------------
   Summary statutory-basis balance sheets
   Cash and investments                                                      $17,439,047      $15,244,044
   Other assets                                                                6,257,332        6,492,031
                                                                       ------------------------------------
   Total assets                                                               23,696,379       21,736,075

   Aggregate reserves                                                         13,332,009       11,067,366
   Other liabilities                                                           9,400,288        9,819,380
                                                                       ------------------------------------
   Total liabilities                                                          22,732,297       20,886,746
                                                                       ------------------------------------
   Total capital and surplus                                               $     964,082    $     849,329
                                                                       ====================================


                                                                        Year Ended December 31
                                                                  2001           2000           1999
                                                             ----------------------------------------------
                                                             ----------------------------------------------
   Summary statutory-basis statements of income
   Revenues                                                      $6,606,843        $7,429,428     $7,509,559
   Expenses and taxes                                             6,683,417         7,342,603      7,453,829
                                                             ----------------------------------------------
                                                             ----------------------------------------------
   Net income                                                         $   )                 $              $
                                                             ==============================================



The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:
                                                                   Gross          Gross        Estimated
                                                  Carrying       Unrealized     Unrealized       Fair
                                                   Value           Gains          Losses         Value
                                              --------------------------------------------------------------
   December 31, 2001
   United States Government and agencies       $     589,852     $    5,275    $       339   $     594,788
   State, municipal and other government             241,086         21,819            840         262,065
   Public utilities                                1,277,568         51,514         21,107       1,307,975
   Industrial and miscellaneous                    8,779,383        437,071        158,900       9,057,554
   Mortgage and other asset- backed                3,106,138         61,561         71,869       3,095,830
     securities
                                              --------------------------------------------------------------
                                                  13,994,027        577,240        253,055      14,318,212

   Preferred stocks                                   71,829          1,281          1,329          71,781
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                 $14,065,856       $578,521       $254,384     $14,389,993
                                              ==============================================================

   December 31, 2000
   United States Government and agencies       $     722,783     $    8,263    $       959   $     730,087
   State, municipal and other government             344,859         53,300            669         397,490
   Public utilities                                1,453,514         56,108         28,252       1,481,370
   Industrial and miscellaneous                    9,255,458        296,606        285,486       9,266,578
   Mortgage and other asset- backed                2,627,824         77,521         18,582       2,686,763
     securities
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                  14,404,438        491,798        333,948      14,562,288

   Preferred stocks                                   77,603          6,622          5,604          78,621
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                 $14,482,041       $498,420       $339,552     $14,640,909
                                              ==============================================================

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            Estimated
                                                                           Carrying            Fair
                                                                            Amount            Value
                                                                       ------------------------------------

   Due in one year or less                                                $     349,953    $     357,115
   Due after one year through five years                                      2,601,682        2,681,159
   Due after five years through ten years                                     2,361,549        2,431,912
   Due after ten years                                                        5,574,705        5,752,196
   Mortgage and other asset-backed securities                                 3,106,138        3,095,830
                                                                       ------------------------------------
                                                                            $13,994,027      $14,318,212
                                                                       ====================================


A detail of net investment income is presented below:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Interest on bonds and preferred stocks                  $1,090,350        $1,068,590      $   994,418
   Dividends from common stocks                                 2,390             5,332           53,192
   Interest on mortgage loans                                 106,538            49,068           28,314
   Rental income on real estate                                25,496            30,180           28,008
   Interest on policy loans                                    28,095            22,994           27,086
   Cash and short-term investments                              9,982             5,938           10,526
   Other investment income                                      2,622            18,427           16,343
                                                     ------------------------------------------------------
                                                            1,265,473         1,200,529        1,157,887
   Less investment expenses                                   (70,806)          (92,315)         (32,845)
                                                     ------------------------------------------------------
   Net investment income                                   $1,194,667        $1,108,214       $1,125,042
                                                     ======================================================

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Proceeds                                                $8,563,654        $5,872,493       $2,993,985
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                   $   221,180      $     94,531     $     46,135
   Gross realized losses                                     (200,610)         (157,019)         (43,142)
                                                     ------------------------------------------------------
   Net realized capital gains (losses)                   $     20,570      $    (62,488)   $       2,993
                                                     ======================================================

Gross realized losses in 2001 include $94,439 that relates to losses recognized on other than temporary declines in market values of debt securities.

At December 31, 2001, investments with an aggregate carrying value of $4,165 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.


Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                                  $  20,570         $ (62,488)       $  2,993
   Preferred stocks                                          (9,175)            6,124          (6,085)
   Common stocks                                             19,878           499,621          41,011
   Derivatives                                               90,144              (103)        (92,870)
   Gain from transfer of Taiwan branch (Note 15)             75,125                 -               -
   Other                                                      5,847           (16,983)          2,470
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                            202,389           426,171         (52,481)

   Federal income tax effect                               (114,082)         (178,914)         71,941
   Transfer from (to) interest maintenance reserve          (74,697)           44,940          (1,945)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains on investments              $  13,610          $292,197         $17,515
                                                     ======================================================

The derivative loss of $92,870 in 1999 primarily resulted from the net pretax loss incurred on an ineffective equity collar hedge (see Note 11).

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Bonds                                               $      5,670        $  (10,264)     $   (5,756)
   Preferred stocks                                           2,346            (4,499)          2,271
   Common stocks                                            (75,874)         (512,790)        125,177
   Mortgage loans                                             1,745            (1,791)              -
   Derivatives                                              (36,737)            1,342               -
   Other invested assets                                     (7,931)             (750)         (2,272)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains                     $(110,781)        $(528,752)       $119,420
                                                     ======================================================




Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $40,756         $172,202
   Unrealized losses                                                          (30,389)         (51,482)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $10,367         $120,720
                                                                       ====================================

During 2001, the Company issued mortgage loans with interest rates ranging from 3.90% to 8.72%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2001 and 2000, the Company held a mortgage loan loss reserve in the AVR of $12,167 and $6,792, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2001     2000                                       2001      2000
                                  --------------------                                 --------------------

   Pacific                           29%       35%     Office                             36%      38%
   South Atlantic                    25        24      Apartment                          19       18
   Middle Atlantic                   10        11      Retail                             19       18
   W. South Central                   9         5      Industrial                         17        9
   W. North Central                   8         5      Other                               9       17
   Mountain                           7         7
   E. North Central                   7         5
   New England                        3         5
   E. South Central                   2         3

The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the cash flows from the Company's interest-earning assets and the cash flows related to its liabilities. In the normal course of its operations, the Company hedges some of its interest rate risk with derivative financial instruments. These derivatives comprise primarily interest rate swap agreements, interest rate floor agreements, foreign currency swap agreements, call option agreements, S&P 500 call option agreements, and options to enter into interest rate swap agreements (swaptions). The Company does not use derivatives financial instruments for trading or speculative purposes, nor is the Company a party to any leveraged derivative contracts.

Interest swap agreements are intended to help the Company more closely match the cash flows received from its assets to the payments on its liabilities. The Company's interest rate swap agreements generally provide that one party pays interest at a floating rate in relation to movements in an underlying index and the other party pays interest at a fixed rate. Generally, no cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is made usually by one counterparty at each settlement date. Interest rate swaps that terminate prior to maturity are generally settled for the fair value of the swap on the termination date.

Interest rate floor agreements purchased by the Company provide for the receipt of payments in the event interest rates fall below specified levels. Interest rate floors are intended to mitigate the Company's risk of reinvesting the cash flow it receives from calls, mortgage prepayments, and redemptions on its investment portfolio at lower interest rates. A single premium payment is made by the Company at the beginning of the contract. Once the interest rate floor becomes effective, if the actual rate moves below the agreed upon floor rate, the Company receives payment equal to the difference between the actual rate and the floor rate times the notional amount of the agreement.

The Company purchases swaptions to help manage the risk of interest rate fluctuations by providing an option to enter into an interest rate swap in the event of unfavorable interest rate movements. A single premium payment is made by the purchaser at the beginning of the contract. Once the option is exercised, the parties enter into an interest rate swap agreement.

The Company may issue foreign denominated assets or liabilities. Cross currency swaps are utilized to convert the asset or liability to a U.S. denominated security. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. This may result because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged each due date as well as at the end of the contract. Each asset or liability is hedged individually and terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at book value. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses are recognized in the financial statements when incurred.

The Company issues products which provide the customer a return based on the S&P 500 Index. The Company uses S&P 500 futures contracts and/or S&P options to hedge the option risk associated with the products. These programs require a Black-Scholes formula to be used to calculate the delta of the liability option and the delta of the futures contracts and options; the difference between the deltas must be within a specified tolerance. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company has credit risk exposure to the extent that a counterparty fails to make payment on its obligation. While the Company is exposed to credit risk in the event of nonperformance by the other party, nonperformance is not anticipated due to the credit rating of the counterparties. At December 31, 2001, all of the Company's derivative financial instruments were with financial institutions rated A or better by one or more of the major credit rating agencies.

Market risk is the risk the Company faces from a change in the market value of a derivative instrument. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk). The Company mitigates this risk by actively measuring and monitoring correlation and taking corrective action as necessary.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:


                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2001              2000
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                               $     68,979     $     15,833
     Receive fixed-pay float                                                  1,462,521        3,342,842
     Receive float-pay fixed                                                  1,237,938          700,742

   Interest rate floor agreements                                               508,348          500,445
   Swaptions                                                                    850,000        6,500,000
   Call options                                                                  31,399           32,199

5. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2001:
       Premium revenue     $  2,226,471 $   262,322    $1,220,411    $248,816    $   743,637    $1,736,191
                          =================================================================================
                          =================================================================================

   At December 31, 2001:
     Reserves for future
       policy benefits      $13,376,871  $3,095,365    $3,565,994    $591,624     $1,852,458    $9,159,594
     Policy and contract
       claims payable           232,878      23,654       532,401       4,612        456,075       137,510
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $13,609,749  $3,119,019    $4,098,395    $596,236     $2,308,533    $9,297,104
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2000:
       Premium revenue     $  2,623,910 $   199,290    $1,574,257    $359,387     $1,359,070    $2,568,820
                          =================================================================================
                          =================================================================================

   At December 31, 2000:
     Reserves for future
       policy benefits      $13,558,393  $3,402,793    $3,590,670    $524,069     $2,355,940    $9,444,939
     Policy and contract
       claims payable           289,280      34,769       267,285       4,844        402,406       394,476
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $13,847,673  $3,437,562    $3,857,955    $528,913     $2,758,346    $9,839,415
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 1999:
       Premium revenue     $  2,281,775 $   112,947    $2,274,338    $157,197     $1,880,044    $1,931,731
                          =================================================================================
                          =================================================================================

   At December 31, 1999:
     Reserves for future
       policy benefits      $14,241,446  $4,124,327    $3,056,908    $233,126     $2,401,859    $9,695,196
     Policy and contract
       claims payable           127,030      40,341       137,047       1,824        345,323       296,789
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,368,476  $4,164,668    $3,193,955    $234,950     $2,747,182    $9,991,985
                          =================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of $14,281 as a result of this transaction. The accretion of the deferred liability for 2001 was $1,428.

In 2000, the Company entered into a reinsurance transaction with two affiliated companies in which the Company assumed certain structured settlement liabilities on a funds withheld basis. As a result, the Company has recorded a related asset of $562,853 at December 31, 2001 and $262,448 at December 31, 2000.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral from this affiliate in the form of letters of credit of $107,803, covering this reinsurance agreement and others.

6. Income Taxes

The components of the Company's net deferred income tax assets are comprised of the following:

                                                                       December 31, 2001 January 1, 2001
                                                                       ------------------------------------
                                                                       ------------------------------------

   Gross deferred income tax assets                                          $419,734         $434,058
   Gross deferred income tax liabilities                                       83,709          158,633
   Deferred income tax assets nonadmitted                                     230,955          217,415
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net admitted deferred income tax asset                                    $105,070      $    58,010
                                                                       ====================================

The main components of deferred income tax amounts, as well as the net change for the year ended December 31, 2001, are as follows:

                                                     December 31, 2001  January 1, 2001     Net Change
                                                     ------------------------------------------------------
                                                     -------------------
   Deferred income tax assets:
     Nonadmitted assets                                 $    10,312       $    18,412      $    (8,100)
     Depreciable personal property                            4,986               883            4,103
     Policyholder dividend                                    4,818             4,833              (15)
     Provision for contingent experience rated               10,979            10,934               45
       refund
     Tax basis deferred acquisitions costs                  137,730           145,515           (7,785)
     Reserves                                               177,081           235,575          (58,494)
     Unrealized capital losses                               53,850                 -           53,850
     Other                                                   19,978            17,906            2,072
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Deferred income tax assets                              $419,734          $434,058         $(14,324)
                                                     ======================================================
                                                     ======================================================

   Deferred income tax assets nonadmitted                  $230,955          $217,415      $    13,540
                                                     ======================================================
                                                     ======================================================

   Deferred income tax liabilities:
     Partnerships                                        $    6,073       $     5,907      $       166
     Agent deferred compensation                             20,243            25,919           (5,676)
     Real estate                                              1,543             3,276           (1,733)
   ss.807(f) liabilities                                      2,807             2,992             (185)
     Separate account seed money                              5,705                 -            5,705
     Software/system development cost                         6,094            16,669          (10,575)
     Unrealized capital gains (losses)                       39,006           103,469          (64,463)
     Other                                                    2,238               401            1,837
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Total deferred income tax liabilities                $    83,709          $158,633         $(74,924)
                                                     ======================================================





6. Income Taxes (continued)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains on investments for the following reasons:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
   Income tax expense (benefit) computed at the           $ 12,813           $(29,629)        $61,196
     federal statutory rate (35%)
       Agent deferred compensation                           5,676                  -               -
       Deferred acquisition costs - tax basis               (7,785)             6,082          13,326
       Dividends received deduction                         (2,266)            (1,420)        (17,500)
       IMR amortization                                       (220)               826               -
       Investment income items                              (4,688)                 -          (2,399)
       Prior year under accrual                             49,533             46,125          24,640
       Reinsurance adjustments                               6,093                  -         (14,442)
       Tax credits                                         (31,301)           (27,111)        (16,000)
       Tax reserve valuation                               (46,303)            11,844          (1,153)
       All other adjustments                                 6,873               (565)        (17,338)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense (benefit)                   $(11,575)         $   6,152         $30,330
                                                     ======================================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Prior to July 21, 1999, Transamerica Occidental Life Insurance Company and includible subsidiaries were included in a life/nonlife consolidation with Transamerica Corporation.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1995. The examination fieldwork for 1996 and 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1 through July 21, 1999 (short tax period).

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($117,701 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $41,195.

7. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                     December 31
                                                         2001                            2000
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment           $  2,901,417        16%        $     994,166         7%
       At book value less surrender charge         472,377         3               537,251         4
       At market value                           2,702,165        15             3,367,374        26
   Subject to discretionary withdrawal
     without adjustment                          1,039,197         6             1,419,091        11
   Not subject to discretionary withdrawal
     provision                                  10,497,679        60             6,760,644        52
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit
     liabilities                                17,612,835       100%           13,078,526       100%
                                                           ================                ================
   Less reinsurance ceded                       (5,065,994)                     (5,209,341)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit
     liabilities                               $12,546,841                    $  7,869,185
                                            ================                ================

Funding agreements are included in the above table for December 31, 2001 but not included for December 31, 2000.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company is as follows:

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                     Indexed      Guaranteed    Guaranteed      Separate
                           Less Than 4% More Accounts
                                     Than 4%
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other   $         -       $478,757      $555,299     $   190,187    $1,224,243
     considerations for the year
     ended December 31, 2001
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at        $11,151       $472,869      $777,765      $2,660,485    $3,922,270
     market value as of
     December 31, 2001
                                  =========================================================================

   Reserves by withdrawal characteristics as of December 31, 2001:
       At market value            $         -   $           - $           -     $2,613,016    $2,613,016
       Not subject to                  11,151        472,869       777,765          47,469     1,309,254
         discretionary withdrawal
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $11,151       $472,869      $777,765      $2,660,485    $3,922,270
                                  =========================================================================
                                  =========================================================================

   Premiums, deposits and other   $         -   $           - $           -    $   349,535   $   349,535
     considerations for the year
     ended December 31, 2000
                                  =========================================================================
                                  =========================================================================

   Reserves for separate              $17,528   $           -     $754,619      $3,188,901    $3,961,048
     accounts as of December 31,
     2000
                                  =========================================================================

   Reserves by withdrawal characteristics as of December 31, 2000:
       At market value            $         -   $           - $           -     $3,188,901    $3,188,901
       Not subject to                  17,528              -       754,619               -       772,147
         discretionary withdrawal
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $17,528   $           -     $754,619      $3,188,901    $3,961,048
                                  =========================================================================

Comparative information for 1999 is not available.

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:
       Transfers to separate accounts                       $191,967         $350,784         $255,210
       Transfers from separate accounts                      230,254          181,133          217,729
                                                     ------------------------------------------------------
   Net transfers to separate accounts                        (38,287)         169,651           37,481
   Other reconciling adjustments                              (4,328)           5,699           13,091
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements             $ (42,615)        $175,350        $  50,572
     of operations
                                                     ======================================================


At December 31, 2001, the Company had variable annuities with guaranteed benefits as follows:

              Benefit and                        Subjected                          Amount of
             Type of Risk                      Account Value                      Reserve Held
   --------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------

   Guaranteed minimum income benefit            $71,147                             $315

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:



                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2001 Life and annuity:
     Ordinary first-year business                         $  78,769          $13,701          $  65,068
     Ordinary renewal business                              280,273           16,335            263,938
     Group life direct business                               4,058                -              4,058
     Reinsurance ceded                                     (104,839)               -           (104,839)
                                                     ------------------------------------------------------
                                                            258,261           30,036            228,225
   Accident and health                                       15,179                -             15,179
                                                     ------------------------------------------------------
                                                           $273,440          $30,036           $243,404
                                                     ======================================================

   December 31, 2000 Life and annuity:
     Ordinary first-year business                         $  30,778          $17,890          $  12,888
     Ordinary renewal business                              411,229           17,145            394,084
     Group life direct business                               4,968                -              4,968
     Reinsurance ceded                                     (212,969)               -           (212,969)
                                                     ------------------------------------------------------
                                                            234,006           35,035            198,971
   Accident and health                                       16,344                -             16,344
                                                     ------------------------------------------------------
                                                           $250,350          $35,035           $215,315
                                                     ======================================================

At December 31, 2001 and 2000, the Company had insurance in force aggregating $38,795,528 and $12,725,579, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $53,483 and $125,826 to cover these deficiencies at December 31, 2001 and 2000, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $203,193.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

9. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2001, the Company sold $55,838 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

10. Pension Plan and Other Postretirement Benefits

Beginning in 2001, the Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,515 for the year ended December 31, 2001. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Prior to 2001, substantially all employees were covered by noncontributory defined plans sponsored by the Company and Transamerica. The Company's total pension costs were approximately $1,100 and $800 for the years ended December 31, 2000, and 1999, respectively.

In addition to pension benefits, in 2001 the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed

$496 for the year ended December 31, 2001. Prior to 2001, the Company participated in various contributory defined benefit programs sponsored by Transamerica that provided medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income was approximately $3,000 for each of the years ended December 31, 2000 and 1999.

11. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

Beginning in 2000, the Company receives data processing, investment advisory and management, marketing and administration services from affiliates. During 2001 and 2000, the Company paid $31,310 and $21,323, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate.

The Company received capital contributions of $300,000, $80,000 and $137,062 from its parent in 2001, 2000 and 1999, respectively.

At December 31, 2001, the Company has short-term notes receivable from affiliates of $114,795. At December 31, 2000, the Company has short-term notes receivable from affiliates of $155,000 and short-term notes payable to affiliates of $131,298. Interest on these accrue at the thirty-day commercial paper rate at the time of issuance.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of approximately $172,000 to the Company in December 1999.

12. Commitments and Contingencies

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $8,199, and $7,710 after-tax have been incurred in 2000 and 1999, respectively, and reflected in these statements as prior period adjustments as a direct charge to unassigned surplus. Related costs incurred in 2001 were not significant. Additional costs relating to ancillary litigation are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

The Company has contingent commitments for $108,698 as of December 31, 2001 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $482,999 and $486,509, respectively in conjunction with these transactions.

At December 31, 2001, the Company had entered into multiple agreements with notional amounts of $504,704 for which it was paid a fee to provide standby letter of credit. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $5,712 and $335 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $197 and $1,247 for the years ended December 31, 2001 and 2000, respectively.

13. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2001, the future minimum aggregate rental commitments are as follows:

   2002                                       $    5,394
   2003                                            5,398
   2004                                            5,467
   2005                                            5,517
   2006                                            5,524
   Thereafter                                     20,207

The Company owns a building that is rented to others. Future minimum lease payments under noncancelable leasing arrangements as of December 31, 2001 are as follows:

   2002                                       $    5,926
   2003                                            4,575
   2004                                            4,744
   2005                                            4,457
   2006                                            4,381
   Thereafter                                     29,349

14. Dividend of Subsidiary to Stockholder

On December 1, 2000, the Company paid a non-cash dividend to its stockholder, Transamerica Insurance Corporation, consisting of 100% of the outstanding common and preferred stock of Transamerica Life Insurance Company of Canada. The dividend of $210,386 represented the Company's statutory-basis carrying value of the stock at the time it was distributed.

15. Taiwan Branch

During 2000, the Company increased its ownership of its Taiwan branch operations to 100% through a buyout of its 60% partner, Pacific Life Insurance Ltd., for a payment of $19,192. A receivable from the partner of $35,510 was also written off in conjunction with the buy-out. Additional costs of $17,100 were incurred as a result of the scheduled termination of reinsurance treaties with three unaffiliated companies. These items were recorded as a charge to unassigned surplus on a net of tax basis.

During 2001, the Company transferred its entire interest in its Taiwan branch to AEGON N.V. Assets of $96,241 were contributed to AEGON N.V. and liabilities of $162,303 were assumed by AEGON N.V. These assets primarily consisted of invested assets and the liabilities primarily consisted of insurance reserves. In addition, AEGON N.V. also paid cash of $9,063 to the Company. The net impact of $75,125 was recognized as a realized gain.

16. Reconciliation to Insurance Department Annual Statement

The following table reconciles net income and total capital and surplus as reported in the Annual Statement filed with the Insurance Department to the amounts reported in the accompanying financial statements as of and for the year ended December 31, 2000:

                                                                          Net Income    Total Capital and
                                                                                             Surplus
                                                                       ------------------------------------
                                                                       ------------------------------------

   Amounts reported in Annual Statement                                      $251,510        $1,594,585
   Adjustments related to reinsurance treaties                                (97,108)          (97,108)
   Adjustments to policy and contract claim reserves                           20,000            20,000
   Tax effect of adjustments                                                   26,988            26,988
                                                                       ------------------------------------
                                                                       ------------------------------------
   Amounts reported herein                                                   $201,390        $1,544,465
                                                                       ====================================

There were no such reconciliation items as of and for the year ended December 31, 2001.

0110-0237858

















                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2001

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                   $     631,453      $     638,177       $     631,453
   States, municipalities and political
     subdivisions                                        464,209            491,683             464,209
   Foreign governments                                   103,840            109,718             103,840
   Public utilities                                    1,277,568          1,307,975           1,277,568
   All other corporate bonds                          11,516,957         11,770,659          11,516,957
Preferred stock                                           71,829             71,781              71,829
                                               ------------------------------------------------------------
Total fixed maturities                                14,065,856         14,389,993          14,065,856

Equity securities
Common stocks:
   Banks, trust and insurance                             58,376             51,360              51,360
   Industrial, miscellaneous and all other
                                                         352,817            370,200             370,200
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total equity securities                                  411,193            421,560             421,560

Mortgage loans on real estate                          1,691,144                              1,691,144
Real estate                                               85,496                                 85,496
Policy loans                                             411,306                                411,306
Other long-term investments                              601,144                                601,144
Cash and short-term investments                          172,913                                172,913
                                               --------------------                   ---------------------
Total investments                                    $17,439,052                            $17,449,419
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2001

Schedule III


                                           Future Policy                 Policy and                       Net
                                           Benefits and     Unearned      Contract       Premium      Investment
                                             Expenses       Premiums    Liabilities      Revenue        Income*
                                          -------------------------------------------------------------------------
Year ended December 31, 2001
Individual life                              $5,327,935  $         -        $200,565     $1,153,081   $   333,597
Individual health                                16,832       33,833          13,788         60,607        12,916
Group life and health                            22,853        2,279         108,833         29,558           708
Annuity                                       3,755,862            -        (185,676)       492,945       847,446
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,123,482      $36,112        $137,510     $1,736,191    $1,194,667
                                          =========================================================================
                                          =========================================================================

Year ended December 31, 2000
Individual life                              $5,330,707  $         -        $304,132     $1,241,149   $   447,840
Individual health                                39,295       48,256          16,298         43,836         8,517
Group life and health                            15,770        8,580          53,306        103,920        11,522
Annuity                                       4,002,331            -          20,740      1,179,915       640,335
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,388,103      $56,836        $394,476     $2,568,820    $1,108,214
                                          =========================================================================
                                          =========================================================================

Year ended December 31, 1999
Individual life                              $4,988,602  $         -        $240,452    $   894,532   $   405,705
Individual health                                42,065       28,046          33,481        (10,184)        2,770
Group life and health                            31,586        2,616          32,963        158,775        10,967
Annuity                                       4,602,281            -         (10,107)       888,608       705,600
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,664,534      $30,662        $296,789     $1,931,731    $1,125,042
                                          =========================================================================








Schedule III
                                            Benefits,
                                             Claims
                                           Losses and       Other
                                           Settlement     Operating      Premiums
                                            Expenses      Expenses*       Written
                                          --------------------------------------------
Year ended December 31, 2001
Individual life                              $1,067,494   $   579,700
Individual health                               (46,229)       46,837    $103,036
Group life and health                           175,474        41,039      30,958
Annuity                                       1,535,867       103,463
                                          -----------------------------
                                          -----------------------------
                                             $2,732,606             $
                                          =============================
                                          =============================

Year ended December 31, 2000
Individual life                              $1,245,378   $   919,647
Individual health                                84,424        89,362     $91,282
Group life and health                           (55,633)      114,131      49,345
Annuity                                       1,665,463       117,744
                                          -----------------------------
                                          -----------------------------
                                             $2,939,632    $1,240,884
                                          =============================
                                          =============================

Year ended December 31, 1999
Individual life                             $   909,143   $   692,956
Individual health                               (33,811)       35,665     $80,328
Group life and health                           134,414       124,689      65,217
Annuity                                       1,283,024       696,404
                                          -----------------------------
                                          -----------------------------
                                             $2,292,770    $1,549,714
                                          =============================







*Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2001

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2001
Life insurance in force                $289,306,065   $310,449,745    $169,770,753    $148,627,073        114%

Premiums:
   Individual life                   $    1,550,693$       893,635 $       496,023  $    1,153,081         43%
   Individual health                        103,036         98,013          55,584          60,607         92%
   Group life and health                     30,958         55,024          53,624          29,558        181%
   Annuity                                  541,784        436,061         387,222         492,945         79%
                                    --------------------------------------------------------------------------------
                                     $    2,226,471 $    1,482,733 $       992,453  $    1,736,191         57%
                                    ================================================================================

Year ended December 31, 2000
Life insurance in force                $277,477,021   $455,425,869    $371,149,739    $193,200,891        192%

Premiums:
   Individual life                   $    1,457,065 $    1,119,760 $       903,844  $    1,241,149         74%
   Individual health                         91,282         95,419          47,973          43,836        109%
   Group life and health                     49,345        124,268         178,843         103,920        172%
   Annuity                                1,026,218        434,100         587,797       1,179,915         49%
                                    --------------------------------------------------------------------------------
                                     $    2,623,910 $    1,773,547  $    1,718,457  $    2,568,820         67%
                                    ================================================================================

Year ended December 31, 1999
Life insurance in force                $210,134,978   $370,217,933    $354,847,683    $194,764,728        182%

Premiums:
   Individual life                   $    1,181,390 $    1,220,329 $       933,471 $       894,532        104%
   Individual health                         80,328         97,296           6,784         (10,184)           -%
   Group life and health                     65,217        247,870         341,428         158,775        215%
   Annuity                                  954,840        821,790         755,558         888,608         85%
                                    --------------------------------------------------------------------------------
                                     $    2,281,775 $    2,387,285  $    2,037,241  $    1,931,731        149%
                                    ================================================================================


AUDITED FINANCIAL STATEMENTS
Transamerica Occidental Life Insurance Company Separate Account VUL-4 Period March 7, 2001 (commencement of operations) to December 31, 2001 with Report of Independent Auditors

                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                          Audited Financial Statements

              Period March 7, 2001 (commencement of operations) to
                                December 31, 2001




                                    Contents

Report of Independent Auditors......................................1

Audited Financial Statements

Statement of Assets and Liabilities.................................2
Statement of Operations.............................................8
Statement of Changes in Net Assets.................................14
Notes to Financial Statements......................................20

28






                         Report of Independent Auditors

Contract Owners of Separate Account VUL-4 of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VUL-4 of Transamerica Occidental Life Insurance Company (comprised of the Alger American Income & Growth, Alliance VP Growth & Income, Alliance VP Premier Growth, Dreyfus Appreciation, Dreyfus Small Cap, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Emerging Growth, MFS(R) Investors Trust, MFS(R) Research, MS UIF Emerging Markets Equity, MS UIF Fixed Income, MS UIF High Yield, MS UIF International Magnum, OCC Accumulation Trust Managed, OCC Accumulation Trust Small Cap, Transamerica VIF Growth, Transamerica VIF Money Market, PIMCO VIT Stocks Plus Growth & Income, Dreyfus Socially Responsible Growth, Dreyfus Midcap, Franklin Small Cap Fund, Franklin Technology Securities and AEGON/TA Van Kampen Emerging Growth sub-accounts) as of December 31, 2001, and the related statements of operations and changes in net assets for the period March 7, 2001 (commencement of operations) to December 31, 2001. These financial statements are the responsibility of Separate Account VUL-4's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VUL-4 of Transamerica Occidental Life Insurance Company at December 31, 2001, the results of their operations and the changes in their net assets for the period March 7, 2001 (commencement of operations) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

March 8, 2002

                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 2001


                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                 Alger
                                               American      Alliance VP     Alliance VP
                                               Income &    Growth & Income Premier Growth     Dreyfus
                                                Growth                                      Appreciation
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Assets
Investments, at fair value                    $      43,863  $     252,684   $     135,460  $      82,932
Due from (to) Transamerica Life                           7            (1)              35              2
                                            ---------------------------------------------------------------

Net assets                                    $      43,870  $     252,683   $     135,495  $      82,934
                                            ===============================================================

Accumulation units                                 5,105.87      26,966.64       17,733.13       9,384.21
                                            ===============================================================
                                            ===============================================================

Accumulation unit value                       $        8.59  $        9.37   $        7.64  $        8.84
                                            ===============================================================
                                            ===============================================================

Investment sub-account information

Number of mutual fund shares                       4,150.46      11,469.96        5,419.79       2,370.94

Net asset value per share                     $       10.57  $       22.03   $       25.00  $       34.98

Investments, at cost                          $      48,089  $     254,396   $     136,638  $      80,998






                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


---------------------------------------------
                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                                             Janus Aspen
                                                                Janus          Series      MFS(R) Emerging
                                                Dreyfus      Aspen Series     Worldwide        Growth
                                               Small Cap       Balanced        Growth
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Assets
Investments, at fair value                    $      90,835  $      77,692   $     147,403  $      22,881
Due from (to) Transamerica Life                           2              3               3              -
                                            ---------------------------------------------------------------

Net assets                                    $      90,837  $      77,695   $     147,406  $      22,881
                                            ===============================================================

Accumulation units                                 9,977.11       8,314.02       19,749.32       3,221.56
                                            ===============================================================
                                            ===============================================================

Accumulation unit value                       $        9.10  $        9.34   $        7.46  $        7.10
                                            ===============================================================
                                            ===============================================================

Investment sub-account information

Number of mutual fund shares                       2,585.78       3,333.09        5,193.99       1,272.62

Net asset value per share                     $       35.13  $       23.31   $       28.38  $       17.89

Investments, at cost                          $      93,298  $      78,059   $     139,458  $      21,299





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


---------------------------------------------
                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                                               MS UIF
                                            MFS(R) Investors                    Emerging
                                                 Trust           MFS(R)      Markets Equity      MS UIF
                                                               Research                     Fixed Income
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Assets
Investments, at fair value                    $      74,652  $      40,907   $      11,439  $     148,486
Due from (to) Transamerica Life                           -              -               -              -
                                            ---------------------------------------------------------------

Net assets                                    $      74,652  $      40,907   $      11,439  $     148,486
                                            ===============================================================

Accumulation units                                 8,883.29       5,432.95        1,387.72      14,006.06
                                            ===============================================================
                                            ===============================================================

Accumulation unit value                       $        8.40  $        7.53   $        8.24  $       10.60
                                            ===============================================================
                                            ===============================================================

Investment sub-account information

Number of mutual fund shares                       4,358.04       2,856.67        1,725.35      13,685.35

Net asset value per share                     $       17.13  $       14.32   $        6.63  $       10.85

Investments, at cost                          $      79,954  $      37,682   $       9,979  $     154,632





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


---------------------------------------------
                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                                                 OCC            OCC
                                                                MS UIF      Accumulation    Accumulation
                                                MS UIF      International       Trust          Trust
                                              High Yield        Magnum         Managed       Small Cap
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Assets
Investments, at fair value                    $       9,253  $      22,601   $      46,290  $      82,349
Due from (to) Transamerica Life                           -              -               1              2
                                            ---------------------------------------------------------------

Net assets                                    $       9,253  $      22,601   $      46,291  $      82,351
                                            ===============================================================
                                            ===============================================================

Accumulation units                                 1,053.98       2,774.67        4,898.46       7,770.94
                                            ===============================================================
                                            ===============================================================

Accumulation unit value                       $        8.78  $        8.15   $        9.45  $       10.60
                                            ===============================================================

Investment sub-account information

Number of mutual fund shares                       1,372.91       2,389.15        1,152.94       2,552.75

Net asset value per share                     $        6.74  $        9.46   $       40.15  $       32.26

Investments, at cost                          $      10,741  $      24,387   $      49,545  $      76,721





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


---------------------------------------------
                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                             Transamerica     PIMCO VIT       Dreyfus
                                             Transamerica        VIF         Stocks Plus      Socially
                                                  VIF           Money         Growth &      Responsible
                                                Growth          Market         Income          Growth
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Assets
Investments, at fair value                    $     210,970  $     139,757   $      93,816  $       1,902
Due from (to) Transamerica Life                           4              3               -              -
                                            ---------------------------------------------------------------

Net assets                                    $     210,974  $     139,760   $      93,816  $       1,902
                                            ===============================================================
                                            ===============================================================

Accumulation units                                27,131.42  135,972.45          11,113.60         226.66
                                            ===============================================================
                                            ===============================================================

Accumulation unit value                       $        7.78  $        1.03   $        8.44  $        8.39
                                            ===============================================================
                                            ===============================================================

Investment sub-account information

Number of mutual fund shares                      11,939.69     139,759.65       10,034.06          71.32

Net asset value per share                     $       17.67  $        1.00   $        9.35  $       26.67

Investments, at cost                          $     212,696  $     139,763   $      89,172  $       2,055





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


---------------------------------------------
                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                Dreyfus                       Franklin        AEGON/TA
                                                                                             Van Kampen
                                                               Franklin      Technology       Emerging
                                                Midcap        Small Cap      Securities        Growth
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Assets
Investments, at fair value                    $      72,724  $      99,929   $       1,469  $      34,549
Due from (to) Transamerica Life                           1              2               -              1
                                            ---------------------------------------------------------------

Net assets                                    $      72,725  $      99,931   $       1,469  $      34,550
                                            ===============================================================
                                            ===============================================================

Accumulation units                                 7,490.64      10,686.75          183.68       4,252.76
                                            ===============================================================
                                            ===============================================================

Accumulation unit value                       $        9.71  $        9.35   $        8.00  $        8.12
                                            ===============================================================
                                            ===============================================================

Investment sub-account information

Number of mutual fund shares                       5,269.90       5,598.42          275.71       1,777.30

Net asset value per share                     $       13.80  $       17.85   $        5.33  $       19.44

Investments, at cost                          $      71,205  $      93,342   $       1,334  $      35,098

See accompanying notes.




                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                             Statement of Operations

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


---------------------------------------------
                                                                     Sub-accounts
                                            ---------------------------------------------------------------
                                                 Alger
                                               American      Alliance VP     Alliance VP
                                               Income &    Growth & Income Premier Growth     Dreyfus
                                                Growth                                      Appreciation
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income
   Dividend - ordinary                        $        164   $          40   $          -   $         696
   Dividend - capital gain distributions             3,107             313               -              -
                                            ---------------------------------------------------------------
                                                     3,271             353              -             696

Expenses
   Mortality and expense risk charge                   (81)           (194)          (103)           (104)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net investment income (loss)                         3,190             159           (103)            592

Net realized and unrealized gains (losses)
   on investments
     Realized gain (loss) on investment
       transactions                                 (1,442)           (672)          (395)             26
     Unrealized appreciation (depreciation)
       of investments                               (4,218)         (1,597)        (1,030)          1,913
                                            ---------------------------------------------------------------

Net gains (losses) in investments                   (5,660)         (2,269)        (1,425)          1,939
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                  $     (2,470)  $      (2,110)  $     (1,528)  $       2,531
                                            ===============================================================






                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                     Sub-accounts
-----------------------------------------------------------------------------------------------------------
                                                                             Janus Aspen
                                                                Janus          Series           MFS(R)
                                                Dreyfus      Aspen Series     Worldwide   Emerging Growth
                                               Small Cap       Balanced        Growth
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income
   Dividend - ordinary                        $        225   $         720   $        123   $           -
   Dividend - capital gain distributions             5,801              15               -              -
                                            ---------------------------------------------------------------
                                                     6,026             735            123               -

Expenses
   Mortality and expense risk charge                   (87)            (61)           (98)             (9)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net investment income (loss)                         5,939             674             25              (9)

Net realized and unrealized gains (losses)
   on investments
     Realized gain (loss) on investment
       transactions                                   (297)            (55)          (427)             10
     Unrealized appreciation (depreciation)
       of investments                               (2,462)           (365)         8,015           1,627
                                            ---------------------------------------------------------------

Net gains (losses) in investments                   (2,759)           (420)         7,588           1,637
                                            ---------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                  $      3,180   $         254   $      7,613   $       1,628
                                            ===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                     Sub-accounts
-----------------------------------------------------------------------------------------------------------
                                                                               MS UIF
                                             FS(R) Investors                    Emerging
                                                 Trust           MFS(R)      Markets Equity      MS UIF
                                            M                  Research                     Fixed Income
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income
   Dividend - ordinary                        $          -   $           -   $          -   $       5,948
   Dividend - capital gain distributions                 -               -               -          2,294
                                            ---------------------------------------------------------------
                                                         -               -              -           8,242

Expenses
   Mortality and expense risk charge                   (89)            (30)            (4)            (99)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net investment income (loss)                           (89)            (30)            (4)          8,143

Net realized and unrealized gains (losses)
   on investments
     Realized gain (loss) on investment
       transactions                                    (64)            (65)             6              40
     Unrealized appreciation (depreciation)
       of investments                               (5,520)          3,225          1,485          (6,147)
                                            ---------------------------------------------------------------

Net gains (losses) in investments                   (5,584)          3,160          1,491          (6,107)
                                            ---------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                  $     (5,673)  $       3,130   $      1,487   $       2,036
                                            ===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                     Sub-accounts
-----------------------------------------------------------------------------------------------------------
                                                                                 OCC            OCC
                                                  MS            MS UIF      Accumulation    Accumulation
                                                  UIF       International       Trust          Trust
                                              High Yield        Magnum         Managed       Small Cap
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income
   Dividend - ordinary                        $      1,048   $          66   $          -   $           -
   Dividend - capital gain distributions                 -               -               -              -
                                            ---------------------------------------------------------------
                                                     1,048              66              -               -

Expenses
   Mortality and expense risk charge                    (9)            (21)           (56)            (78)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net investment income (loss)                         1,039              45            (56)            (78)

Net realized and unrealized gains (losses)
   on investments
     Realized gain (loss) on investment
       transactions                                    (14)            (57)          (120)           (128)
     Unrealized appreciation (depreciation)
       of investments                               (1,488)         (1,792)        (3,255)          5,630
                                            ---------------------------------------------------------------

Net gains (losses) in investments                   (1,502)         (1,849)        (3,375)          5,502
                                            ---------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                  $       (463)  $      (1,804)  $     (3,431)  $       5,424
                                            ===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                     Sub-accounts
-----------------------------------------------------------------------------------------------------------
                                                             Transamerica     PIMCO VIT       Dreyfus
                                             Transamerica        VIF         Stocks Plus      Socially
                                                  VIF           Money         Growth &      Responsible
                                                Growth          Market         Income          Growth
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income
   Dividend - ordinary                        $          -   $       4,961   $        265   $           1
   Dividend - capital gain distributions             3,200               -               -              -
                                            ---------------------------------------------------------------
                                                     3,200           4,961            265               1

Expenses
   Mortality and expense risk charge                  (193)           (402)           (59)             (2)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net investment income (loss)                         3,007           4,559            206              (1)

Net realized and unrealized gains (losses)
   on investments
     Realized gain (loss) on investment
       transactions                                   (111)              -            (24)              1
     Unrealized appreciation (depreciation)
       of investments                               (1,215)              -          4,645            (155)
                                            ---------------------------------------------------------------

Net gain (loss) in investments                      (1,326)              -          4,621            (154)
                                            ---------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                  $      1,681   $       4,559   $      4,827   $        (155)
                                            ===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                     Sub-accounts
-----------------------------------------------------------------------------------------------------------
                                                                                              AEGON/TA
                                                                              Franklin       Van Kampen
                                                Dreyfus        Franklin      Technology       Emerging
                                                Midcap        Small Cap      Securities        Growth
-----------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income
   Dividend - ordinary                        $        115   $           -   $          -   $          11
   Dividend - capital gain distributions                 -               -               -            222
                                            ---------------------------------------------------------------
                                                       115               -              -             223

Expenses
   Mortality and expense risk charge                   (58)            (60)            (1)            (22)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------

Net investment income (loss)                            57             (60)            (1)            211

Net realized and unrealized gains (losses)
   on investments
     Realized gain (loss) on investment
       transactions                                   (138)            (81)             3              88
     Unrealized appreciation (depreciation)
       of investments                                1,566           6,637            136            (548)
                                            ---------------------------------------------------------------

Net gains (losses) in investments                    1,428           6,556            139            (460)
                                            ---------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                  $      1,485   $       6,496   $        138   $        (249)
                                            ===============================================================

See accompanying notes.






                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Changes in Net Assets

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------
                                                      Alger       Alliance VP    Alliance VP       Dreyfus
                                                    American
                                                    Income &
                                                     Growth     Growth & Income Premier Growth   Appreciation
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $      3,190   $        159    $       (103)   $       592
--------------------------------------------------
Net realized gain (loss) on investments                  (1,442)          (672)           (395)            26
--------------------------------------------------
Net unrealized gain (loss) on investments                (4,218)        (1,597)         (1,030)         1,913
----------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase (decrease) in net assets resulting from         (2,470)        (2,110)         (1,528)         2,531
   operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                  2,014        132,960         118,237         39,828
--------------------------------------------------
Withdrawals                                              (1,355)        (3,969)         (2,544)        (1,367)
--------------------------------------------------
Transfers between sub-accounts                           45,676        125,803          21,295         41,940
--------------------------------------------------
Due from (to) Transamerica Life                               5             (1)             35              2
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Net increase in net assets from contract                 46,340        254,793         137,023         80,403
   transactions
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase in net assets                                   43,870        252,683         135,495         82,934
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of period                             -              -               -              -
                                                 ---------------------------------------------------------------

--------------------------------------------------
Net assets at end of period                        $     43,870   $    252,683   $     135,495    $    82,934
-------------------------------------------------===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------
                                                     Dreyfus      Janus Aspen    Janus Aspen    MFS(R) Emerging
                                                                 eries Balanced     Series
                                                    Small Cap   S              Worldwide Growth     Growth
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $      5,939   $        674    $         25    $        (9)
--------------------------------------------------
Net realized gain (loss) on investments                    (297)           (55)           (427)            10
--------------------------------------------------
Net unrealized gain (loss) on investments                (2,462)          (365)          8,015          1,627
----------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase (decrease) in net assets resulting from          3,180            254           7,613          1,628
   operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                 80,580              -         126,354         16,118
--------------------------------------------------
Withdrawals                                              (2,193)          (985)         (1,720)          (211)
--------------------------------------------------
Transfers between sub-accounts                            9,268         78,424          15,156          5,346
--------------------------------------------------
Due from (to) Transamerica Life                               2              2               3              -
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Net increase in net assets from contract                 87,657         77,441         139,793         21,253
   transactions
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase in net assets                                   90,837         77,695         147,406         22,881
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of period                             -              -               -              -
                                                 ---------------------------------------------------------------

--------------------------------------------------
Net assets at end of period                        $     90,837   $     77,695   $     147,406    $    22,881
-------------------------------------------------===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------
                                                                 MFS(R)Research MS UIF Emerging      MS UIF
                                                  FS(R) Investors
                                                 M    Trust                     Markets Equity   Fixed Income
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $        (89)  $        (30)   $         (4)   $     8,143
--------------------------------------------------
Net realized gain (loss) on investments                     (64)           (65)              6             40
--------------------------------------------------
Net unrealized gain (loss) on investments                (5,520)         3,225           1,485         (6,147)
----------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase (decrease) in net assets resulting from         (5,673)         3,130           1,487          2,036
   operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                 62,383         38,104           8,206          8,422
--------------------------------------------------
Withdrawals                                              (2,186)          (327)           (112)          (940)
--------------------------------------------------
Transfers between sub-accounts                           20,126             (1)          1,858        138,965
--------------------------------------------------
Due from (to) Transamerica Life                               2              1               -              3
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Net increase in net assets from contract                 80,325         37,777           9,952        146,450
   transactions
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase in net assets                                   74,652         40,907          11,439        148,486
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of period                             -              -               -              -
                                                 ---------------------------------------------------------------

--------------------------------------------------
Net assets at end of period                        $     74,652   $     40,907   $      11,439    $   148,486
-------------------------------------------------===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------
                                                     MS UIF         MS UIF           OCC             OCC
                                                                                 Accumulation    Accumulation
                                                                 International      Trust           Trust
                                                   High Yield       Magnum         Managed        Small Cap
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $      1,039   $         45    $        (56)   $       (78)
--------------------------------------------------
Net realized gain (loss) on investments                     (14)           (57)           (120)          (128)
--------------------------------------------------
Net unrealized gain (loss) on investments                (1,488)        (1,792)         (3,255)         5,630
----------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase (decrease) in net assets resulting from           (463)        (1,804)         (3,431)         5,424
   operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                  7,369         19,801          46,003         71,187
--------------------------------------------------
Withdrawals                                                (211)          (493)         (1,494)        (1,845)
--------------------------------------------------
Transfers between sub-accounts                            2,558          5,097           5,212          7,583
--------------------------------------------------
Due from (to) Transamerica Life                               -              -               1              2
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Net increase in net assets from contract                  9,716         24,405          49,722         76,927
   transactions
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase in net assets                                    9,253         22,601          46,291         82,351
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of period                             -              -               -              -
                                                 ---------------------------------------------------------------

--------------------------------------------------
Net assets at end of period                        $      9,253   $     22,601   $      46,291    $    82,351
-------------------------------------------------===============================================================





                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------
                                                  Transamerica   Transamerica     PIMCO VIT        Dreyfus
                                                                                 Stocks Plus       Socially
                                                                   VIF Money    rowth & Income   Responsible
                                                   VIF Growth       Market     G                    Growth
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $      3,007   $      4,559    $        206    $        (1)
--------------------------------------------------
Net realized gain (loss) on investments                    (111)             -             (24)             1
--------------------------------------------------
Net unrealized gain (loss) on investments                (1,215)             -           4,645           (155)
----------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase (decrease) in net assets resulting from          1,681          4,559           4,827           (155)
   operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                 53,945      1,029,435          89,520              -
--------------------------------------------------
Withdrawals                                              (2,537)        (5,837)           (531)           (11)
--------------------------------------------------
Transfers between sub-accounts                          157,881       (888,400)              -          2,068
--------------------------------------------------
Due from (to) Transamerica Life                               4              3               -              -
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Net increase in net assets from contract                209,293        135,201          88,989          2,057
   transactions
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase in net assets                                  210,974        139,760          93,816          1,902
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of period                             -              -               -              -
                                                 ---------------------------------------------------------------

--------------------------------------------------
Net assets at end of period                        $    210,974   $    139,760   $      93,816    $     1,902
-------------------------------------------------===============================================================






                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                        Period March 7, 2001 (commencement of operations) to December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------
                                                 Dreyfus Midcap Franklin Small     Franklin        AEGON/TA
                                                                                  Technology      Van Kampen
                                                                      Cap         Securities   Emerging Growth
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $         57   $        (60)   $         (1)   $       211
--------------------------------------------------
Net realized gain (loss) on investments                    (138)           (81)              3             88
--------------------------------------------------
Net unrealized gain (loss) on investments                 1,566          6,637             136           (548)
----------------------------------------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase (decrease) in net assets resulting from          1,485          6,496             138           (249)
   operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                 59,637         33,783               -          3,476
--------------------------------------------------
Withdrawals                                              (1,445)          (816)            (37)          (208)
--------------------------------------------------
Transfers between sub-accounts                           13,047         60,470           1,368         31,530
--------------------------------------------------
Due from (to) Transamerica Life                               1             (2)              -              1
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Net increase in net assets from contract                 71,240         93,435           1,331         34,799
   transactions
                                                 ---------------------------------------------------------------
                                                 ---------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------
Increase in net assets                                   72,725         99,931           1,469         34,550
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of period                             -              -               -              -
                                                 ---------------------------------------------------------------

--------------------------------------------------
Net assets at end of period                        $     72,725   $     99,931   $       1,469    $    34,550
-------------------------------------------------===============================================================

See accompanying notes.

                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2001


1. Organization

Separate Account VUL-4 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) as a separate account under the laws of the state of Iowa on January 16, 2001. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on March 7, 2001. Not all sub-accounts within the Separate Account received initial deposits on that date.

In accordance with the terms of the Contract, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's 24 sub-accounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (Fund). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

                    Sub-accounts                                     Underlying Portfolios
-----------------------------------------------------------------------------------------------------------

                            Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2001

                Sub-accounts                                     Underlying Portfolios
------------------------------------------------------------------------------------------------------------

                                             The Alger American Fund
Alger American Income & Growth                  Alger American Income & Growth Portfolio

                                             Alliance Variable Products Series Funds
Alliance VP Growth & Income                     Alliance VP Growth & Income - Class B
Alliance VP Premier Growth                      Alliance VP Premier Growth - Class B

                                             Dreyfus Variable Investments Fund
Dreyfus Appreciation                            Dreyfus VIF Appreciation Portfolio - Initial Shares
Dreyfus Small Cap                               Dreyfus VIF Small Cap Portfolio - Initial Shares

                                             Janus Aspen Series
Janus Aspen Series Balanced                     Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth             Janus Aspen Series Worldwide Growth - Service Shares

                                             MFS(R) Variable Insurance Trust
MFS(R) Emerging Growth                       MFS(R) Emerging Growth Series
MFS(R) Investors Trust                       MFS(R) Investors Trust Series*
MFS(R) Research                                MFS(R) Research Series

*Formerly MFS(R) Growth with Income Series





1. Organization (continued)

                   Sub-accounts                                     Underlying Portfolios
------------------------------------------------------------------------------------------------------------

                                                   The Morgan Stanley Universal Institutional Funds
MS UIF Emerging Markets Equity                        MS UIF Emerging Markets Equity Portfolio
MS UIF Fixed Income                                   MS UIF Fixed Income Portfolio
MS UIF High Yield                                     MS UIF High Yield Portfolio
MS UIF International Magnum                           MS UIF International Magnum Portfolio

                                                   OCC Accumulation Trust
OCC Accumulation Trust Managed                        OCC Accumulation Trust Managed Portfolio
OCC Accumulation Trust Small Cap                      OCC Accumulation Trust Small Cap Portfolio

                                                   Transamerica Variable Insurance Fund
Transamerica VIF Growth                               Transamerica VIF Growth
Transamerica VIF Money Market                         Transamerica VIF Money Market

                                                   PIMCO Variable Insurance Trust
PIMCO VIT Stocks Plus Growth & Income                 PIMCO VIT Stocks Plus Growth & Income -
                                                        Admin Class

                                                   Dreyfus Socially Responsible Growth Fund
Dreyfus Socially Responsible Growth                   The Dreyfus Socially Responsible Growth Fund -
                                                        Initial shares

                                                   Dreyfus Investment Portfolios
Dreyfus Midcap                                        Dreyfus IP MidCap Stock Portfolio - Initial shares

                                                   Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap                                    Franklin Small Cap Fund - Class 2
Franklin Technology Securities                        Franklin Technology Securities Fund - Class 2

                                                   AEGON/Transamerica Series Fund
AEGON/TA Van Kampen Emerging Growth                   AEGON/TA Van Kampen Emerging Growth




Under applicable insurance law, the assets and liabilities of the separate account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the separate account's assets applicable to the contracts are not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Transamerica assumes mortality and expense risk related to the operations of the Separate Account. Transamerica deducts a daily charge from each sub-account which is equal, on an annual basis, to 0.25% of the daily net asset value of the sub-account.

An administrative expense charge is deducted by Transamerica each time a policy owner makes a premium payment, which is equal to 6% of the premium payment for policies with a face amount under $10,000,000, and 5.5% for a face amount greater than $10,000,000. Transamerica may change this charge, but it will never exceed 12%. The first 18 transfers in a policy year are free. Currently, Transamerica imposes a charge of $10 for each transfer in excess of 18 transfers during a policy year. After that, Transamerica may increase the transfer fee, but it will not exceed $25.

Surrender charges may also apply. Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided.

4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from sales of investments for the period March 7, 2001 (commencement of operations) to December 31, 2001, were:

                                                                  Aggregate         Aggregate
Sub-accounts                                                      Purchases           Sales
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

Alger American Income & Growth                                  $       55,463    $        5,940
Alliance VP Growth & Income                                            258,879             3,926
Alliance VP Premier Growth                                             144,844             7,928
Dreyfus Appreciation                                                    82,280             1,288
Dreyfus Small Cap                                                       95,803             2,210
Janus Aspen Series Balanced                                             79,060               948
Janus Aspen Series Worldwide Growth                                    141,511             1,698
MFS(R)Emerging Growth                                                    21,449               206
MFS(R)Investors Trust                                                    82,511             2,277
MFS(R)Research                                                           38,095               350
MS UIF Emerging Markets Equity                                          10,064               117




4. Investment Transactions (continued)

                                                                  Aggregate         Aggregate
Sub-accounts                                                      Purchases           Sales
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

MS UIF Fixed Income                                             $      155,573    $          983
MS UIF High Yield                                                       10,975               220
MS UIF International Magnum                                             24,893               445
OCC Accumulation Trust Managed                                          51,216             1,551
OCC Accumulation Trust Small Cap                                        78,709             1,868
Transamerica VIF Growth                                                214,235             1,940
Transamerica VIF Money Market                                        1,002,218           862,458
PIMCO VIT Stocks Plus Growth & Income                                   89,784               591
Dreyfus Socially Responsible Growth                                      2,069                13
Dreyfus MidCap                                                          72,797             1,502
Franklin Small Cap                                                      94,180               807
Franklin Technology Securities                                           1,369                38
AEGON/TA Van Kampen Emerging Growth                                     35,312               178

5. Accumulation Units

The changes in accumulation units and amounts are as follows (rounded to whole units):

                                                                             2001
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                           Units             Units
                                                           Issued          Redeemed        Net Increase
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Alger American Income & Growth                                5,264              (158)           5,106
Alliance VP Growth & Income                                  27,403              (436)          26,967
Alliance VP Premier Growth                                   18,084              (351)          17,733
Dreyfus Appreciation                                          9,540              (156)           9,384
Dreyfus Small Cap                                            10,233              (256)           9,977
Janus Aspen Series Balanced                                   8,420              (106)           8,314
Janus Aspen Series Worldwide Growth                          19,989              (240)          19,749
MFS(R)Emerging Growth                                          3,253               (32)           3,221
MFS(R)Investors Trust                                          9,147              (263)           8,884
MFS(R)Research                                                 5,479               (46)           5,433
MS UIF Emerging Markets Equity                                1,403               (15)           1,388
MS UIF Fixed Income                                          14,096               (90)          14,006
MS UIF High Yield                                             1,078               (24)           1,054
MS UIF International Magnum                                   2,836               (61)           2,775
OCC Accumulation Trust Managed                                5,055              (156)           4,899
OCC Accumulation Trust Small Cap                              7,959              (188)           7,771




5. Accumulation Units (continued)

                                                                             2001
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                           Units             Units
                                                           Issued          Redeemed        Net Increase
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Transamerica VIF Growth                                      27,467              (335)          27,132
Transamerica VIF Money Market                             1,013,390          (877,418)         135,972
AEGON/TA Van Kampen Emerging Growth                           4,279               (26)           4,253
PIMCO VIT Stocks Plus Growth & Income                        11,178               (64)          11,114
Dreyfus Socially Responsible Growth                             228                (1)             227
Dreyfus MidCap                                                7,651              (160)           7,491
Franklin Small Cap                                           10,782               (96)          10,686
Franklin Technology Securities                                  188                (5)             183

6. Financial Highlights

A summary of units values and units outstanding for Contracts and the expense ratios (calculated for each sub-account from the date first deposits were received), excluding expenses of the underlying funds as of and for the period ended December 31, 2001, is as follows:

----------------------------
                                                                                 Expenses as
                                          ccumulation     Total     Investment  a Percentage
                            Accumulation  Unit Value    Contract    ncome Ratio* of Average      Total
Sub-Account                    Units     A                Value    I            Net Assets**   Return***
                           --------------------------------------------------------------------------------

 ---------------------------
 Alger American Income &
    Growth
 ---------------------------
2001                           5,105.87    $      8.59  $    43,870       0.39%        0.25%      (0.97)%
----------------------------

----------------------------
Alliance VP Growth and
   Income
----------------------------
2001                          26,966.64           9.37      252,683       0.03%        0.25%      (8.38)%
----------------------------

----------------------------
Alliance VP Premier
   Growth
----------------------------
2001                          17,733.13           7.64      135,495       N/A          0.25%      (7.86)%
----------------------------

----------------------------
Dreyfus Appreciation
----------------------------
2001                           9,384.21           8.84       82,934       1.29%        0.25%       0.40%
----------------------------

----------------------------




6. Financial Highlights (continued)

Sub-Account                 Accumulation Accumulation     Total                  Expenses as     Total
                                                                    Investment  a Percentage
                                                        Contract    ncome Ratio* of Average
                               Units      Unit Value      Value    I            Net Assets**   Return***
-----------------------------------------------------------------------------------------------------------

 ---------------------------
 Dreyfus Small Cap
 ---------------------------
 2001                          9,977.11    $      9.10  $    90,837       0.38%        0.25%      (5.62)%
 ---------------------------

 ---------------------------
Janus Aspen Series
   Balance
----------------------------
2001                           8,314.02           9.34       77,695       1.74%        0.25%      (3.97)%
----------------------------

----------------------------
Janus Aspen Series
   Worldwide Growth
----------------------------
2001                          19,749.32           7.46      147,406       0.18%        0.25%     (17.34)%
----------------------------

----------------------------
MFS(R) Emerging Growth
----------------------------
2001                           3,221.56           7.10       22,881       N/A          0.25%      17.20%
----------------------------

----------------------------
 MFS (R) Investors Trust
 ---------------------------
 2001                          8,883.29           8.40       74,652       N/A          0.25%     (10.02)%
 ---------------------------

 ---------------------------
 MFS (R) Research
 ---------------------------
2001                           5,432.95           7.53       40,907       N/A          0.25%     (11.39)%
----------------------------

----------------------------
 MS UIF Emerging Markets
    Equity
 ---------------------------
2001                           1,387.72           8.24       11,439       N/A          0.25%      24.54%
----------------------------

----------------------------
 MS UIF Fixed Income
 ---------------------------
2001                          14,006.06          10.60      148,486       8.77%        0.25%       5.06%
----------------------------

----------------------------
 MS  UIF High Yield
 ---------------------------
2001                           1,053.98           8.78        9,253      15.22%        0.25%      (6.38)%
----------------------------

----------------------------
 MS UIF International
    Magnum
 ---------------------------
2001                           2,774.67           8.15       22,601       0.38%        0.25%      (9.13)%
----------------------------

----------------------------
OCC Accumulation Trust
   Managed
----------------------------
2001                           4,898.46           9.45       46,291       N/A          0.25%      (8.49)%
----------------------------




6. Financial Highlights (continued)

Sub-Account                 Accumulation Accumulation     Total                    Expenses as     Total
                                                                                  a Percentage
                                                        Contract     Investment    of Average
                               Units      Unit Value      Value     Income Ratio* Net Assets**   Return***
--------------------------------------------------------------------------------------------------------------

 ---------------------------
 OCC Accumulation Trust
    Small Cap
 ---------------------------
2001                           7,770.99    $     10.60  $    82,351       N/A            0.25%       1.19%
----------------------------

----------------------------
 Transamerica VIF Growth
 ---------------------------
 2001                         27,131.42           7.78      210,974       N/A            0.25%      (4.60)%
 ---------------------------

 ---------------------------
 Transamerica VIF Money
    Market
 ---------------------------
2001                         135,972.45           1.03      139,760       2.47%          0.25%       2.34%
----------------------------

 ---------------------------
 PIMCO VIT Stocks Plus
    Growth & Income
 ---------------------------
2001                          11,113.56           8.44       93,816       0.39%          0.25%       (0.31)%
----------------------------

----------------------------
Dreyfus Socially
   Responsible Growth
----------------------------
2001                             226.66           8.39        1,902       0.05%          0.25%       (7.46)%
----------------------------

----------------------------
Dreyfus MidCap
----------------------------
2001                           7,490.64           9.71       72,725       0.24%          0.25%       (1.54)%
----------------------------

----------------------------
 Franklin Small Cap
 ---------------------------
2001                          10,686.75           9.35       99,931       N/A            0.25%       (3.22)%
----------------------------

----------------------------
Franklin Technology
   Securities Fund
----------------------------
2001                             183.68           8.00        1,469       N/A            0.25%       10.08%
----------------------------

----------------------------
 AEGON/TA Van Kampen
    Emerging Growth
 ---------------------------
 2001                          4,252.76           8.12       34,550       0.07%          0.25%      (14.83)%
 ---------------------------

* These amounts represent the dividends, excluding distributions or capital gains, received by the sub-account from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolios in which the sub-accounts invest.

** These ratios represent the contract expenses of each sub-account, consisting of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Funds are excluded.

*** These amounts represent the total return for the period indicated for each sub-account as a whole, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owners' return may vary based on the timing of the individual's capital transactions.

APPENDIX A

THE FIXED ACCOUNT

 This prospectus is generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

The fixed account is part of our general account. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act.

Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account.

General Description

Allocations to the fixed account become part of our general account assets and are used to support all of our obligations, including insurance and annuity obligations.

You may allocate any portion of your net premiums to the fixed account. The fixed account is a part of our general account. The general account consists of all assets that we own, except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

Fixed Account Accumulation Value

The accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o any premium qualification credit amount deposited to it on the last monthly policy date, plus accrued interest on that amount; plus

o all net premiums paid into it less any premium refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the last monthly policy date, plus accrued interest on that amount; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including pro-rata surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

Fixed Account Interest Rates


The net premium you allocate to the fixed account will accrue interest from the valuation date on which we allocate it to the fixed account. Interest is credited monthly on each monthly policy date. The guaranteed minimum interest rate for the fixed account for all policy years is 4% per year. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest exact age 100. You bear the risk that we will not declare an interest higher than 4% per year. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest exact age 100, the accumulation value in the fixed account will accrue interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4% per year in all years.

Transfers from the Fixed Account

Except with our consent, transfers from the fixed account will be limited as follows: o at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.


These limitations do not apply to transfers in connection with automatic account rebalancing from the loan account due to loan repayments. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.


We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

APPENDIX B

SETTLEMENT OPTIONS

Benefit Payment Options

When the survivor dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the survivor is living. You may choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the survivor has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the survivor's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the survivor's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.







OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on his or her age nearest birthday on the date of the survivor's death or the date you surrender the policy. If the net death benefit is payable, the settlement option will start on the date of the survivor's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.

If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

APPENDIX C



ILLUSTRATIONS OF
DEATH BENEFIT, ACCUMULATION
VALUES
AND ACCUMULATED PREMIUMS

The following tables illustrate the way in which a policy's death benefit and accumulation value could vary over an extended period.

Assumptions

The tables illustrate a policy issued to a male, age 55, and to a female, age 55, each qualifying in a preferred nonsmoker underwriting class. One set of tables illustrates the Option 1 (level) Death Benefit option; another illustrates the Option 2 (plus) Death Benefit option; and the last set illustrates the Option 3 (plus premium) Death Benefit option. In each case, one table illustrates the guaranteed monthly deductions and administrative charge. The other table illustrates the current monthly deductions and administrative charge as presently in effect.


The tables assume that no policy loan has been made; that you have not requested a decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that the Full Death Benefit Rider, and, if applicable, the Estate Protection Rider or the Secure Estate Rider are not in effect on the policy.


The tables assume that a $7,500 premium is paid at the beginning of each policy year and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The tables also show the amount that would accumulate if premiums accumulated at 5% interest.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6, or 12%, but the rates of each portfolio varied above and below such averages.

Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1.   an administrative charge deducted from each premium; and

2.    the monthly deductions.

The administrative charge currently is 6% of each premium payment. On a guaranteed basis, the administrative charge is equal to 12% of each premium payment.

The amounts shown for the death proceeds and the accumulation values also take into account the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.25% on an annual basis.

Expenses of the Portfolios


The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.92% of the average daily net assets of the portfolios. The rate of 0.92% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus and takes into account expense reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2001, ranged from an annual rate of 0.39% to an annual rate of 1.85% of average daily net assets. Some of these expenses reflect expense waivers or reimbursements by the portfolios' advisers as discussed in Note (1) to the Portfolio Expenses table. Without these expense waivers or reimbursements, if applicable, the expenses for those portfolios would be higher and the simple average would have been at the annual rate of 0.95% of average daily net assets. As discussed in Note (1) to the Portfolio Expenses Table, such waivers or reimbursements are expected to continue for 2002. The fees and expenses associated with the policy may be more or less than 0.92% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.

Net Annual Rates of Investment

Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.92% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.17%, 4.83% and 10.83%, respectively.

Upon request, we will provide a comparable illustration based upon the proposed insured's age and underwriting classification, the single payment amount and the allowable requested face amount.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-4
                   SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICY
                                                                                         Male, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                   Female, Preferred Nonsmoker, Age
                                                                                                                 55
                                                                                            Face Amount: $1,000,000
                                                                                            Death Benefit: Option 1

 BASED ON CURRENT MONTHLY DEDUCTIONS (WITHOUT RIDERS) AND ADMINISTRATIVE CHARGE,
           AND PORTFOLIO EXPENSES AND MORTALITY & EXPENSE RISK CHARGE

-----------------------------------------------------------------------------------------------------------------------------------
           Premiums              Hypothetical 0%                       Hypothetical 6%                       Hypothetical 12%
           Paid Plus         Gross Investment Return               Gross Investment Return               Gross Investment Return
           Interest
 Policy    At 5% Per   Net Cash   Accumulation     Death     Net Cash   Accumulation     Death     Net Cash   Accumulation    Death
  Year       Year       Value        Value        Benefit     Value        Value        Benefit      Value       Value       Benefit
  ----       ----       -----        -----        -------     -----        -----        -------      -----       -----       -------

    1       $7,875        $0         $5,894  $1,000,000      $0         $6,282      $1,000,000     $0         $6,671     $1,000,000
    2       $16,144       $0        $11,863  $1,000,000     $581       $13,021      $1,000,000   $1,786      $14,226     $1,000,000
    3       $24,826     $6,318      $17,758  $1,000,000    $8,640      $20,080      $1,000,000   $11,154     $22,594     $1,000,000
    4       $33,942    $13,134      $23,574  $1,000,000   $17,030      $27,470      $1,000,000   $21,419     $31,859     $1,000,000
    5       $43,514    $19,727      $29,307  $1,000,000   $25,623      $35,203      $1,000,000   $32,533     $42,113     $1,000,000

    6       $53,565    $26,375      $34,955  $1,000,000   $34,710      $43,290      $1,000,000   $44,877     $53,457     $1,000,000
    7       $64,118    $32,780      $40,360  $1,000,000   $44,002      $51,582      $1,000,000   $58,256     $65,836     $1,000,000
    8       $75,199    $38,948      $45,668  $1,000,000   $53,520      $60,240      $1,000,000   $72,800     $79,520     $1,000,000
    9       $86,834    $45,146      $50,866  $1,000,000   $63,549      $69,269      $1,000,000   $88,921     $94,641     $1,000,000
   10       $99,051    $51,225      $55,945  $1,000,000   $73,955      $78,675      $1,000,000  $106,621     $111,341    $1,000,000

   11      $111,878    $57,040      $60,900  $1,000,000   $84,613      $88,473      $1,000,000  $125,931     $129,791    $1,000,000
   12      $125,347    $62,852      $65,712  $1,000,000   $95,800      $98,660      $1,000,000  $147,300     $150,160    $1,000,000
   13      $139,490    $68,504      $70,364  $1,000,000   $107,380     $109,240     $1,000,000  $170,785     $172,645    $1,000,000
   14      $154,339    $73,846      $74,846  $1,000,000   $119,220     $120,220     $1,000,000  $196,469     $197,469    $1,000,000
   15      $169,931    $79,096      $79,096  $1,000,000   $131,560     $131,560     $1,000,000  $224,833     $224,833    $1,000,000

   16      $186,303    $83,083      $83,083  $1,000,000   $143,248     $143,248     $1,000,000  $254,997     $254,997    $1,000,000
   17      $203,493    $86,792      $86,792  $1,000,000   $155,289     $155,289     $1,000,000  $288,265     $288,265    $1,000,000
   18      $221,543    $90,154      $90,154  $1,000,000   $167,634     $167,634     $1,000,000  $324,937     $324,937    $1,000,000
   19      $240,495    $93,164      $93,164  $1,000,000   $180,300     $180,300     $1,000,000  $365,407     $365,407    $1,000,000
   20      $260,394    $95,768      $95,768  $1,000,000   $193,255     $193,255     $1,000,000  $410,081     $410,081    $1,000,000

 Age 60     $43,514    $19,727      $29,307  $1,000,000   $25,633      $35,203      $1,000,000   $32,533     $42,113     $1,000,000
 Age 65     $99,051    $51,225      $55,945  $1,000,000   $73,955      $78,675      $1,000,000  $106,621     $111,341    $1,000,000
 Age 70    $169,931    $79,096      $79,096  $1,000,000   $131,560     $131,560     $1,000,000  $224,833     $224,833    $1,000,000
 Age 75    $260,394    $95,768      $95,768  $1,000,000   $193,255     $193,255     $1,000,000  $410,081     $410,081    $1,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes a $7,500  premium is paid at the  beginning  of each  policy  year.
     Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient accumulation value or net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

                                       C-3
(1)



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-4
                         VARIABLE UNIVERSAL LIFE POLICY
                                                                                         Male, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                       Female, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                            Face Amount: $1,000,000
                                                                                            Death Benefit: Option 1

                BASED ON GUARANTEED MONTHLY DEDUCTIONS (WITHOUT RIDERS) AND ADMINISTRATIVE CHARGE,
                            AND PORTFOLIO EXPENSES AND MORTALITY & EXPENSE RISK CHARGE

------------------------------------------------------------------------------------------------------------------------------------
           Premiums              Hypothetical 0%                       Hypothetical 6%                       Hypothetical 12%
           Paid Plus         Gross Investment Return               Gross Investment Return               Gross Investment Return
           Interest
 Policy    At 5% Per   Net Cash   Accumulation     Death     Net Cash   Accumulation     Death     Net Cash   Accumulation    Death
  Year       Year       Value        Value        Benefit     Value        Value        Benefit      Value       Value       Benefit
  ----       ----       -----        -----        -------     -----        -----        -------      -----       -----       -------

    1       $7,875        $0         $5,449     $1,000,000      $0         $5,811      $1,000,000     $0         $6,172  $1,000,000
    2       $16,144       $0        $10,931     $1,000,000      $0        $12,005      $1,000,000    $684       $13,124  $1,000,000
    3       $24,826     $4,904      $16,344     $1,000,000    $7,054      $18,494      $1,000,000   $9,383      $20,823  $1,000,000
    4       $33,942    $11,244      $21,684     $1,000,000   $14,847      $25,287      $1,000,000   $18,907     $29,347  $1,000,000
    5       $43,514    $17,367      $26,947     $1,000,000   $22,813      $32,393      $1,000,000   $29,198     $38,778  $1,000,000

    6       $53,565    $22,781      $31,361     $1,000,000   $30,454      $39,034      $1,000,000   $39,825     $48,405  $1,000,000
    7       $64,118    $27,716      $35,296     $1,000,000   $37,977      $45,557      $1,000,000   $51,044     $58,624  $1,000,000
    8       $75,199    $32,122      $38,842     $1,000,000   $45,327      $52,047      $1,000,000   $62,883     $69,603  $1,000,000
    9       $86,834    $36,197      $41,917     $1,000,000   $52,699      $58,419      $1,000,000   $75,623     $81,343  $1,000,000
   10       $99,051    $39,700      $44,420     $1,000,000   $59,844      $64,564      $1,000,000   $89,110     $93,830  $1,000,000

   11      $111,878    $42,384      $46,244     $1,000,000   $66,500      $70,360      $1,000,000  $103,188     $107,048 $1,000,000
   12      $125,347    $44,409      $47,269     $1,000,000   $72,810      $75,670      $1,000,000  $118,109     $120,969 $1,000,000
   13      $139,490    $45,510      $47,370     $1,000,000   $78,483      $80,343      $1,000,000  $133,709     $135,569 $1,000,000
   14      $154,339    $45,413      $46,413     $1,000,000   $83,216      $84,216      $1,000,000  $149,821     $150,821 $1,000,000
   15      $169,931    $44,230      $44,230     $1,000,000   $87,083      $87,083      $1,000,000  $166,674     $166,674 $1,000,000

   16      $186,303    $40,587      $40,587     $1,000,000   $88,667      $88,667      $1,000,000  $183,027     $183,027 $1,000,000
   17      $203,493    $35,090      $35,090     $1,000,000   $88,518      $88,518      $1,000,000  $199,646     $199,646 $1,000,000
   18      $221,543    $27,476      $27,476     $1,000,000   $86,298      $86,298      $1,000,000  $216,422     $216,422 $1,000,000
   19      $240,495    $17,122      $17,122     $1,000,000   $81,299      $81,299      $1,000,000  $232,956     $232,956 $1,000,000
   20      $260,394     $3,378       $3,378     $1,000,000   $72,753      $72,753      $1,000,000  $248,842     $248,842 $1,000,000

 Age 60     $43,514    $17,367      $26,947     $1,000,000   $22,813      $32,393      $1,000,000   $29,198     $38,778  $1,000,000
 Age 65     $99,051    $39,700      $44,420     $1,000,000   $59,844      $64,564      $1,000,000   $89,110     $93,830  $1,000,000
 Age 70    $169,931    $44,230      $44,230     $1,000,000   $87,083      $87,083      $1,000,000  $166,674     $166,674 $1,000,000
 Age 75    $260,394     $3,378       $3,378     $1,000,000   $72,753      $72,753      $1,000,000  $248,842     $249,842 $1,000,000
------------------------------------------------------------------------------------------------------------------------------------






(1)  Assumes a $7,500  premium is paid at the  beginning  of each  policy  year.
     Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient accumulation value or net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

                                       C-4




                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-4
                         VARIABLE UNIVERSAL LIFE POLICY
                                                                                         Male, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                       Female, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                            Face Amount: $1,000,000
                                                                                            Death Benefit: Option 2

 BASED ON CURRENT MONTHLY DEDUCTIONS (WITHOUT RIDERS) AND ADMINISTRATIVE CHARGE,
           AND PORTFOLIO EXPENSES AND MORTALITY & EXPENSE RISK CHARGE


-----------------------------------------------------------------------------------------------------------------------------------
           Premiums              Hypothetical 0%                       Hypothetical 6%                       Hypothetical 12%
           Paid Plus         Gross Investment Return               Gross Investment Return                Gross Investment Return
           Interest
 Policy    At 5% Per   Net Cash   Accumulation     Death     Net Cash   Accumulation     Death     Net Cash   Accumulation    Death
  Year       Year        Value        Value       Benefit     Value        Value        Benefit      Value       Value       Benefit
  ----       ----        -----        -----       -------     -----        -----        -------      -----       -----       -------

    1       $7,875        $0         $5,894     $1,005,894      $0         $6,282      $1,006,283     $0         $6,671   $1,006,671
    2       $16,144       $0         $11,863    $1,011,863     $580       $13,020      $1,013,020   $1,785      $14,225   $1,014,226
    3       $24,826     $6,316       $17,756    $1,017,756    $8,637      $20,077      $1,020,078   $11,152     $22,592   $1,022,592
    4       $33,942     $13,130      $23,570    $1,023,571   $17,026      $27,466      $1,027,466   $21,414     $31,854   $1,031,855
    5       $43,514     $19,722      $29,302    $1,029,302   $25,616      $35,196      $1,035,196   $32,524     $42,104   $1,042,104

    6       $53,565     $26,365      $34,945    $1,034,945   $34,697      $43,277      $1,043,278   $44,861     $53,441   $1,053,442
    7       $64,118     $32,765      $40,345    $1,040,346   $43,982      $51,562      $1,051,563   $58,230     $65,810   $1,065,810
    8       $75,199     $38,925      $45,645    $1,045,645   $53,488      $60,208      $1,060,209   $72,757     $79,477   $1,079,478
    9       $86,834     $45,112      $50,832    $1,050,833   $63,500      $69,220      $1,069,221   $88,852     $94,572   $1,094,572
   10       $99,051     $51,175      $55,895    $1,055,895   $73,881      $78,601      $1,078,602  $106,513     $111,233  $1,111,233

   11      $111,878     $56,969      $60,829    $1,060,829   $84,504      $88,364      $1,088,364  $125,764     $129,624  $1,129,625
   12      $125,347     $62,751      $65,611    $1,065,612   $95,641      $98,501      $1,098,501  $147,047     $149,907  $1,149,908
   13      $139,490     $68,365      $70,225    $1,070,225   $107,151     $109,011     $1,109,012  $170,407     $172,267  $1,172,268
   14      $154,339     $73,656      $74,656    $1,074,656   $118,896     $119,896     $1,119,897  $195,912     $196,912  $1,196,913
   15      $169,931     $78,836      $78,836    $1,078,837   $131,102     $131,102     $1,131,102  $224,014     $224,014  $1,224,015

   16      $186,303     $82,731      $82,731    $1,082,732   $142,605     $142,605     $1,142,605  $253,800     $253,800  $1,253,800
   17      $203,493     $86,322      $86,322    $1,086,323   $154,396     $154,396     $1,154,397  $286,536     $286,536  $1,286,536
   18      $221,543     $89,530      $89,530    $1,089,531   $166,405     $166,405     $1,166,405  $322,454     $322,454  $1,322,455
   19      $240,495     $92,350      $92,350    $1,092,351   $178,632     $178,632     $1,178,633  $361,890     $361,890  $1,361,890
   20      $260,394     $94,719      $94,719    $1,094,719   $191,018     $191,018     $1,191,018  $405,151     $405,151  $1,405,151

 Age 60     $43,514     $19,722      $29,302    $1,029,302   $25,616      $35,196      $1,035,196   $32,524     $42,104   $1,042,104
 Age 65     $99,051     $51,175      $55,895    $1,055,895   $73,881      $78,601      $1,078,602  $106,513     $111,233  $1,111,233
 Age 70    $169,931     $78,836      $78,836    $1,078,837   $131,102     $131,102     $1,131,102  $224,014     $224,014  $1,224,015
 Age 75    $260,394     $94,719      $94,719    $1,094,719   $191,018     $191,018     $1,191,018  $405,151     $405,151  $1,405,151
-----------------------------------------------------------------------------------------------------------------------------------

(1)



(1)  Assumes a $7,500  premium is paid at the  beginning  of each  policy  year.
     Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient accumulation value or net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

                                       C-5




                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-4
                         VARIABLE UNIVERSAL LIFE POLICY
                                                                                         Male, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                       Female, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                            Face Amount: $1,000,000
                                                                                            Death Benefit: Option 2

 BASED ON GUARANTEED MONTHLY DEDUCTIONS (WITHOUT RIDERS) AND ADMINISTRATIVE CHARGE,
           AND PORTFOLIO EXPENSES AND MORTALITY & EXPENSE RISK CHARGE

------------------------------------------------------------------------------------------------------------------------------------
            Premiums              Hypothetical 0%                       Hypothetical 6%                       Hypothetical 12%
           Paid Plus          Gross Investment Return               Gross Investment Return               Gross Investment Return
            Interest
 Policy    At 5% Per    Net Cash   Accumulation     Death     Net Cash   Accumulation     Death     Net Cash   Accumulation   Death
  Year        Year       Value        Value        Benefit     Value        Value        Benefit      Value       Value      Benefit
  ----        ----       -----        -----        -------     -----        -----        -------      -----       -----     -------

    1        $7,875        $0         $5,449     $1,005,450      $0         $5,810      $1,005,811     $0         $6,172  $1,006,173
    2       $16,144        $0        $10,931     $1,010,931      $0        $12,004      $1,012,005    $683       $13,123  $1,013,123
    3       $24,826      $4,902      $16,342     $1,016,343    $7,052      $18,492      $1,018,492   $9,381      $20,821  $1,020,821
    4       $33,942     $11,241      $21,681     $1,021,681   $14,843      $25,283      $1,025,283   $18,902     $29,342  $1,029,342
    5       $43,514     $17,362      $26,942     $1,026,942   $22,806      $32,386      $1,032,387   $29,190     $38,770  $1,038,770

    6       $53,565     $22,746      $31,326     $1,031,326   $30,411      $38,991      $1,038,991   $39,771     $48,351  $1,048,351
    7       $64,118     $27,638      $35,218     $1,035,219   $37,875      $45,455      $1,045,456   $50,912     $58,492  $1,058,493
    8       $75,199     $31,982      $38,702     $1,038,703   $45,137      $51,857      $1,051,858   $62,626     $69,346  $1,069,346
    9       $86,834     $35,970      $41,690     $1,041,691   $52,379      $58,099      $1,058,099   $75,170     $80,890  $1,080,890
   10       $99,051     $39,356      $44,076     $1,044,076   $59,335      $64,055      $1,064,056   $88,360     $93,080  $1,093,081

   11       $111,878    $41,884      $45,744     $1,045,745   $65,728      $69,588      $1,069,589  $101,997     $105,857 $1,105,858
   12       $125,347    $43,710      $46,570     $1,046,570   $71,678      $74,538      $1,074,539  $116,281     $119,141 $1,119,142
   13       $139,490    $44,562      $46,422     $1,046,422   $76,872      $78,732      $1,078,732  $130,978     $132,838 $1,132,838
   14       $154,339    $44,165      $45,165     $1,045,165   $80,981      $81,981      $1,081,982  $145,835     $146,835 $1,146,836
   15       $169,931    $42,632      $42,632     $1,042,632   $84,055      $84,055      $1,084,056  $160,975     $160,975 $1,160,976

   16       $186,303    $38,593      $38,593     $1,038,593   $84,644      $84,644      $1,084,644  $175,012     $175,012 $1,175,012
   17       $203,493    $32,664      $32,664     $1,032,664   $83,260      $83,260      $1,083,261  $188,506     $188,506 $1,188,507
   18       $221,543    $24,617      $24,617     $1,024,618   $79,552      $79,552      $1,079,552  $201,134     $201,134 $1,201,135
   19       $240,495    $13,878      $13,878     $1,013,879   $72,787      $72,787      $1,072,787  $212,163     $212,163 $1,212,164
   20       $260,394       $0           $0           $0       $62,216      $62,216      $1,062,217  $220,800     $220,800 $1,220,800

 Age 60     $43,514     $17,362      $26,942     $1,026,942   $22,806      $32,386      $1,032,387   $29,190     $38,770  $1,038,770
 Age 65     $99,051     $39,356      $44,076     $1,044,076   $59,335      $64,055      $1,064,056   $88,360     $93,080  $1,093,081
 Age 70     $169,931    $42,632      $42,632     $1,042,632   $84,055      $84,055      $1,084,056  $160,975     $160,975 $1,160,976
 Age 75     $260,394       $0           $0           $0       $62,216      $62,216      $1,062,217  $220,800     $220,800 $1,220,800
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes a $7,500  premium is paid at the  beginning  of each  policy  year.
     Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient accumulation value or net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

                                       C-6
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-4
                         VARIABLE UNIVERSAL LIFE POLICY
                                                                                         Male, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                       Female, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                            Face Amount: $1,000,000
                                                                                            Death Benefit: Option 3

 BASED ON CURRENT MONTHLY DEDUCTIONS (WITHOUT RIDERS) AND ADMINISTRATIVE CHARGE,
           AND PORTFOLIO EXPENSES AND MORTALITY & EXPENSE RISK CHARGE

-----------------------------------------------------------------------------------------------------------------------------------
            Premiums              Hypothetical 0%                       Hypothetical 6%                       Hypothetical 12%
           Paid Plus          Gross Investment Return               Gross Investment Return               Gross Investment Return
            Interest
 Policy    At 5% Per    Net Cash   Accumulation     Death     Net Cash   Accumulation     Death     Net Cash   Accumulation   Death
  Year        Year       Value        Value        Benefit     Value        Value        Benefit      Value       Value      Benefit
  ----        ----       -----        -----        -------     -----        -----        -------      -----       -----     -------

    1        $7,875        $0      $5,894     $1,007,500      $0         $6,282      $1,007,500     $0         $6,671     $1,007,500
    2       $16,144        $0     $11,862     $1,015,000     $580       $13,020      $1,150,000   $1,785      $14,225     $1,015,000
    3       $24,826      $6,315   $17,755     $1,022,500    $8,637      $20,077      $1,022,500   $11,151     $22,591     $1,022,500
    4       $33,942     $13,129   $23,569     $1,030,000   $17,025      $27,465      $1,030,000   $21,414     $31,854     $1,030,000
    5       $43,514     $19,720   $29,300     $1,037,500   $25,615      $35,195      $1,037,500   $32,524     $42,104     $1,037,500

    6       $53,565     $26,362   $34,942     $1,045,000   $34,696      $43,276      $1,045,000   $44,862     $53,442     $1,045,000
    7       $64,118     $32,761   $40,341     $1,052,500   $43,981      $51,561      $1,052,500   $58,232     $65,812     $1,052,500
    8       $75,199     $38,919   $45,639     $1,060,000   $53,486      $60,206      $1,060,000   $72,762     $79,482     $1,060,000
    9       $86,834     $45,103   $50,823     $1,067,500   $63,499      $69,219      $1,067,500   $88,863     $94,583     $1,067,500
   10       $99,051     $51,160   $55,880     $1,075,000   $73,880      $78,600      $1,075,000  $106,534     $111,254    $1,075,000

   11       $111,878    $56,947   $60,807     $1,082,500   $84,504      $88,364      $1,082,500  $125,803     $129,663    $1,082,500
   12       $125,347    $62,719   $65,579     $1,090,000   $95,645      $98,505      $1,090,000  $147,116     $149,976    $1,090,000
   13       $139,490    $68,319   $70,179     $1,097,500   $107,161     $109,021     $1,097,500  $170,523     $172,383    $1,097,500
   14       $154,339    $73,590   $74,590     $1,105,000   $118,915     $119,915     $1,105,000  $196,101     $197,101    $1,105,000
   15       $169,931    $78,743   $78,743     $1,112,500   $131,137     $131,137     $1,112,500  $224,318     $224,318    $1,112,500

   16       $186,303    $82,599   $82,599     $1,120,000   $142,665     $142,665     $1,120,000  $254,282     $254,282    $1,120,000
   17       $203,493    $86,137   $86,137     $1,127,500   $154,494     $154,494     $1,127,500  $287,284     $287,284    $1,127,500
   18       $221,543    $89,272   $89,272     $1,135,000   $166,559     $166,559     $1,135,000  $323,600     $323,600    $1,135,000
   19       $240,495    $91,995   $91,995     $1,142,500   $178,865     $178,865     $1,142,500  $363,607     $363,607    $1,142,500
   20       $260,394    $94,235   $94,235     $1,150,000   $191,360     $191,360     $1,150,000  $407,683     $407,683    $1,150,000

 Age 60     $43,514     $19,720   $29,300     $1,037,500   $25,615      $35,195      $1,037,500   $32,524     $42,104     $1,037,500
 Age 65     $99,051     $51,160   $55,880     $1,075,000   $73,880      $78,600      $1,075,000  $106,534     $111,254    $1,075,000
 Age 70     $169,931    $78,743   $78,743     $1,112,500   $131,137     $131,137     $1,112,500  $224,318     $224,318    $1,112,500
 Age 75     $260,394    $94,235   $94,235     $1,150,000   $191,360     $191,360     $1,150,000  $408,683     $408,683    $1,150,000
--------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes a $7,500  premium is paid at the  beginning  of each  policy  year.
     Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient accumulation value or net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

                                       C-7




                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VUL-4
                         VARIABLE UNIVERSAL LIFE POLICY
                                                                                         Male, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                       Female, Preferred Nonsmoker,
                                                                                                             Age 55
                                                                                            Face Amount: $1,000,000
                                                                                            Death Benefit: Option 3

                BASED ON GUARANTEED MONTHLY DEDUCTIONS (WITHOUT RIDERS) AND ADMINISTRATIVE CHARGE,
                            AND PORTFOLIO EXPENSES AND MORTALITY & EXPENSE RISK CHARGE

-----------------------------------------------------------------------------------------------------------------------------------
            Premiums              Hypothetical 0%                       Hypothetical 6%                       Hypothetical 12%
           Paid Plus          Gross Investment Return               Gross Investment Return               Gross Investment Return
            Interest
 Policy    At 5% Per    Net Cash   Accumulation     Death     Net Cash   Accumulation     Death     Net Cash   Accumulation   Death
  Year        Year       Value        Value        Benefit     Value        Value        Benefit      Value       Value      Benefit
  ----        ----       -----        -----        -------     -----        -----        -------      -----       -----      -------

    1        $7,875        $0         $5,449     $1,007,500      $0         $5,810      $1,007,500     $0         $6,672  $1,007,500
    2       $16,144        $0        $10,930     $1,015,000      $0        $12,004      $1,150,000    $683       $13,123  $1,015,000
    3       $24,826      $4,901      $16,341     $1,022,500    $7,051      $18,491      $1,022,500   $9,380      $20,820  $1,022,500
    4       $33,942     $11,240      $21,680     $1,030,000   $14,842      $25,282      $1,030,000   $18,901     $29,341  $1,030,000
    5       $43,514     $17,360      $26,940     $1,037,500   $22,805      $32,385      $1,037,500   $29,189     $38,769  $1,037,500

    6       $53,565     $22,733      $31,313     $1,045,000   $30,404      $38,984      $1,045,000   $39,772     $48,352  $1,045,000
    7       $64,118     $27,606      $35,186     $1,052,500   $37,859      $45,439      $1,052,500   $50,198     $58,498  $1,052,500
    8       $75,199     $31,920      $38,640     $1,060,000   $45,108      $51,828      $1,060,000   $62,644     $69,364  $1,060,000
    9       $86,834     $35,861      $41,581     $1,067,500   $52,329      $58,049      $1,067,500   $75,213     $80,933  $1,067,500
   10       $99,051     $39,174      $43,894     $1,075,000   $59,254      $63,974      $1,075,000   $88,449     $93,169  $1,075,000

   11       $111,878    $41,529      $45,452     $1,082,500   $65,602      $69,462      $1,082,500  $102,165     $106,025 $1,082,500
   12       $125,347    $43,255      $46,115     $1,090,000   $71,483      $74,343      $1,090,000  $116,579     $119,439 $1,090,000
   13       $139,490    $43,869      $45,729     $1,097,500   $76,575      $78,435      $1,097,500  $131,479     $133,339 $1,097,500
   14       $154,339    $43,133      $44,133     $1,105,000   $80,533      $81,533      $1,105,000  $146,642     $147,642 $1,105,000
   15       $169,931    $41,118      $41,118     $1,112,500   $83,381      $83,381      $1,112,500  $162,229     $162,229 $1,112,500

   16       $186,303    $36,401      $36,401     $1,120,000   $83,632      $83,632      $1,120,000  $176,902     $176,902 $1,120,000
   17       $203,493    $29,506      $29,506     $1,127,500   $81,736      $81,736      $1,127,500  $191,293     $191,293 $1,127,500
   18       $221,543    $20,104      $20,104     $1,135,000   $77,255      $77,255      $1,135,000  $205,145     $205,145 $1,135,000
   19       $240,495     $7,435       $7,435     $1,142,500   $69,309      $69,309      $1,142,500  $217,826     $217,826 $1,142,500
   20       $260,394       $0           $0           $0       $56,927      $56,927      $1,150,000  $228,640     $228,640 $1,150,000

 Age 60     $43,514     $17,360      $26,940     $1,037,500   $22,805      $32,385      $1,037,500   $29,189     $38,769  $1,037,500
 Age 65     $99,051     $39,174      $43,894     $1,075,000   $59,254      $63,974      $1,075,000   $88,449     $93,169  $1,075,000
 Age 70     $169,931    $41,118      $41,118     $1,112,500   $83,381      $83,381      $1,112,500  $162,229     $162,229 $1,112,500
 Age 75     $260,394       $0           $0           $0       $56,927      $56,927      $1,150,000  $228,640     $228,640 $1,150,000
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $7,500 premium is paid at the beginning of each policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient accumulation value or net cash value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

                                       C-8
(1)

APPENDIX D

SURRENDER PENALTY

To calculate the surrender penalty that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. The surrender penalty is deducted from the accumulation value, less any outstanding loan to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found on your policy date page. The surrender penalty factors for each policy are based on the unique combination of the face amount of the base policy, and the age, sex, smoker or non-smoker status, and risk class, including extra ratings, for each joint insured. The surrender penalty factors generally decrease each policy year on the policy anniversary. A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during the first 15 policy years. If the request for surrender or partial surrender is effective on the last day of a policy year, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary (the day following the effective date of the surrender or partial surrender).

Example of surrender penalty on a "sample" policy.

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The surrender penalty factors listed below are those that apply on a policy with a base policy face amount of $1,000,000 covering a male and a female as joint insureds, each age 55 on the Policy Date, and each qualifying for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.



-------------------------------------------------------------------------------------------------------------------

                   Surrender Penalty Factor for Each $1,000 of
                         Face Amount on the Base Policy
                           Policy Year                                          Surrender Penalty Factor

                           Year 1                                                       $14.30
                           Year 2                                                       $13.30
                           Year 3                                                       $12.44
                           Year 4                                                       $11.44
                           Year 5                                                       $10.44
                           Year 6                                                         $9.58
                           Year 7                                                         $8.58
                           Year 8                                                         $7.58
                           Year 9                                                         $6.72
                           Year 10                                                        $5.72
                           Year 11                                                        $4.72
                           Year 12                                                        $3.86
                           Year 13                                                        $2.86
                           Year 14                                                        $1.86
                           Year 15                                                        $1.00

-------------------------------------------------------------------------------------------------------------------


To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

(a)      Determine the face amount of the base policy;

(b)      Divide (a) by $1,000;

(c)      Determine the policy year during which the surrender occurs;


(d) Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors;

(e)      Multiply (b) times (d).

Let us assume that the base policy's face amount is $1,000,000 and that the policy is surrendered during the 10th policy year.

Following the steps, above, we determine the surrender penalty as follows:

(a)      The face amount of the base policy is $1,000,000;

(b) Divide (a) by $1,000; the result is 1,000 ($1,000,000 divided by $1,000);

(c)      The policy year is Year 10;

(d) The surrender penalty factor for Year 10 is $5.72 for each $1,000 of face amount;

(e)      The result of (b) times (d) is $5,720 (1,000 times $5.72).

The surrender penalty is deducted from the accumulation value, less any outstanding loan, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Factors

Surrender penalty factors vary by policy based on the unique combination of base policy amount and joint insureds, among other things. The maximum surrender penalty factor would apply during the first policy year. A surrender during the first policy year of a policy issued with a $100,000 face amount of base policy coverage, insuring a male, age 59, classified as an uninsurable smoker, and a female, age 75, classified as a standard smoker, results in the highest surrender penalty factor applicable to the TransSurvivor Life VUL. Listed below are the surrender penalty factors which apply to such a policy for this combination of joint insureds.


                    Surrender Penalty Factor for Each $1,000
                        of Face Amount on the Base Policy

                  Policy Year                                          Surrender Penalty Factor
                  -----------                                          ------------------------
                    Year 1                                                      $57.59
                    Year 2                                                      $53.56
                    Year 3                                                      $49.53
                    Year 4                                                      $46.07
                    Year 5                                                      $42.04
                    Year 6                                                      $38.01
                    Year 7                                                      $34.56
                    Year 8                                                      $30.52
                    Year 9                                                      $26.49
                    Year 10                                                     $23.04
                    Year 11                                                     $19.01
                    Year 12                                                     $14.97
                    Year 13                                                     $11.52
                    Year 14                                                    $  7.49
                    Year 15                                                    $  3.46

Therefore, if this hypothetical $100,000 face amount policy were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransSurvivor Life VUL policy would apply and a surrender penalty of $5,759.00 would apply.



                                       D-2